    As filed with the Securities and Exchange Commission on July 30, 2003

                                                     Registration No. 333-100567

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 1

                              SEPARATE ACCOUNT N OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                           (Exact name of Registrant)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                               James D. Gallagher
                          Secretary and General Counsel
                The Manufacturers Life Insurance Company (U.S.A.)
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

Title of Securities Being Registered:  Variable Life Insurance Contracts

It is proposed that this filing will become effective (check the appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

        [ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              Separate Account N of
                The Manufacturers Life Insurance Company (U.S.A.)

                       Registration Statement on Form N-6

                              Cross-Reference Sheet

FORM

N-8B-2

ITEM NO.    CAPTION IN PROSPECTUS


1     Cover Page; General Information About Manufacturers Life (Separate Account
      N)

2 Cover Page; General Information About Manufacturers Life (Manufacturers (U.S.A.))


3     *

4     Other Information (Distribution of the Policy)

5     General Information About Manufacturers Life (Separate Account N)


6     General Information About Manufacturers Life (Separate Account N)


7     *

8     *

9     Other Information (Litigation)

10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information


11    General Information About Manufacturers Life (Manufacturers Investment
      Trust)

12    General Information About Manufacturers Life (Manufacturers Investment
      Trust)


13    Charges and Deductions

14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)

15    Issuing A Policy


16    General Information About Manufacturers Life (Manufacturers Investment
      Trust)


17    Policy Surrender and Partial Withdrawals


18    General Information About Manufacturers Life


19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)

20    *

21    Policy Loans

22    *


23    *

24    Other Provisions of the Policy


25    General Information About Manufacturers Life (Manufacturers U.S.A.)


26    *


27 General Information About Manufacturers Life (Manufacturers U.S.A.); Other Information (Distribution of the Policy)


28    Other Information (Officers and Directors)


29    General Information About Manufacturers Life (Manufacturers U.S.A.)


30    *

31    *

32    *

33    *

34    *


35    *


36    *

37    *

38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)

39    Other Information (Distribution of the Policies)

40    *

41    Other Information (Distribution of the Policy)

42    Other Information (Distribution of the Policy)

43    *

44    Policy Values --Determination of Policy Value; Units and Unit Values)

45    *

46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds)

47    General Information About Manufacturers (Manufacturers Investment Trust)

48    *

49    *


50    General Information About Manufacturers Life

51 Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52    Other Information (Substitution of Portfolio Shares)

53 General Information About Manufacturers Life (Separate Account N); Tax Treatment of the Policy

54    *

55    *

56    *

57    *

58    *

59    Financial Statements

* Omitted since answer is negative or item is not applicable.

                                     PART A


                       INFORMATION REQUIRED IN PROSPECTUS

                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N

                            DATED SEPTEMBER __, 2003


                (Applicable Only to Policies Issued in Maryland)

The following restriction under "Limitations on Transfers from the Fixed Account" in the prospectus does not apply to policies issued in Maryland.

"Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust."


                      SUPPLEMENT DATED SEPTEMBER __, 2003

PROSPECTUS
SEPARATE ACCOUNT N OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                              VENTURE CORPORATE VUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



This prospectus describes Venture Corporate VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us") to individuals, corporations, trusts, associations, or similar entities (the "applicant", "policyholder" or "you").


The Policy is designed for use by corporations and other employers to provide life insurance and to fund other employee benefits.


The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. The insurance benefit is payable at the life insured's death to the Policy's beneficiary.



The Policy also provides a Net Cash Surrender Value available to you by surrendering the Policy or by taking policy loans and partial withdrawals.


The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy.


Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account N (the "Separate Account") to which you allocate net premiums. The assets of each sub-account will be used to purchase Series I shares (formerly referred to as "Class A shares") of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. Other sub-accounts and Portfolios may be added in the future.



THIS POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.


The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


               THE DATE OF THIS PROSPECTUS IS SEPTEMBER __, 2003.


CVUL 2003

TABLE OF CONTENTS


Risks/Benefits Summary......................................................
Fee Table...................................................................
Policy Summary..............................................................
  General...................................................................
  Death Benefits............................................................
  Premiums..................................................................
  Policy Value..............................................................
  Policy Loans..............................................................
  Surrender and Partial Withdrawals.........................................
  Lapse and Reinstatement...................................................
  Charges and Deductions....................................................
  Investment Options and Investment Advisers................................
  Table of Charges and Deductions...........................................
  Table of Investment Management Fees and Expenses..........................
  Table of Investment Options and Investment Subadvisers....................
General Information about Manulife USA, the Separate Account and the Trust..
  Manulife USA..............................................................
  The Separate Account......................................................
  The Trust.................................................................
  Investment Objectives of the Portfolios...................................
Issuing A Policy............................................................
  Use of the Policy.........................................................
  Requirements..............................................................
  Temporary Insurance Agreement.............................................
  Underwriting..............................................................
  Right to Examine the Policy...............................................
Death Benefits..............................................................
  Life Insurance Qualification..............................................
  Death Benefit Options.....................................................
  Changing the Death Benefit Option.........................................
  Changing the Face Amount and Scheduled Death Benefits.....................
Example for Face Increases and Decreases....................................
Premium Payments............................................................
  Initial Premiums..........................................................
  Subsequent Premiums.......................................................
  Premium Limitations.......................................................
  Premium Allocation........................................................
Charges and Deductions......................................................
  Premium Load..............................................................
  Sales Load or Surrender Charge............................................
  Monthly Deductions........................................................
  Asset Based Risk Charge Deducted from Investment Accounts.................
  Reduction in Charges and Enhanced Surrender Values........................
  Investment Management Fees and Expenses...................................
  Company Tax Considerations................................................
Policy Value................................................................
  Determination of the Policy Value.........................................
  Units and Unit Values.....................................................
  Transfers of Policy Value.................................................
Policy Loans................................................................
  Interest Charged on  Loans................................................
  Loan Account..............................................................
Policy Surrender and Partial Withdrawals....................................
  Policy Surrender..........................................................
  Partial Withdrawals.......................................................
Lapse and Reinstatement.....................................................
  Lapse.....................................................................
  Reinstatement.............................................................
The General Account.........................................................
  Fixed Account.............................................................

Other Provisions of the Policy..............................................
  Policyholder Rights.......................................................
  Beneficiary...............................................................
  Incontestability..........................................................
  Misstatement of Age or Sex................................................
  Suicide Exclusion.........................................................
  Supplementary Benefits....................................................
Tax Treatment of the Policy.................................................
  Life Insurance Qualification..............................................
  Tax Treatment of Policy Benefits..........................................
  Alternate Minimum Tax.....................................................
  Income Tax Reporting......................................................
Other Information...........................................................
  Payment of Proceeds.......................................................
  Reports to Policyholders..................................................
  Distribution of the Policies..............................................
  Responsibilities of MFC...................................................
  Voting Rights.............................................................
  Substitution of Portfolio Shares..........................................
  Records and Accounts......................................................
  State Regulations.........................................................
  Litigation................................................................
  Further Information.......................................................
  Financial Statements......................................................
  Illustrations.............................................................
 Appendix A:  Definitions...................................................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

Risks/Benefits Summary


  Benefits

  Some of the benefits of purchasing the Policy are described below.


Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.



Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."



Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.



Investment Options. In addition to the fixed account, the policy provides for access to a number of variable investment options, which permit you to reallocate your policy value to meet your changing personal objectives, goals, and investment conditions. information regarding each investment option may be found in the manufacturers investment trust prospectus that accompanies this prospectus.



Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

  Risks

  Some of the risks of purchasing the Policy are described below.


Fluctuating Investment Performance. Policy Value invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.



Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.



Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.



Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit.



Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.



Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                Transaction Fees

Charge                 When Charge is Deducted                          Amount Deducted
------                 -----------------------                          ---------------
Maximum Charge         Upon receipt of premium                          2% of each premium paid
Imposed on Premium
(Load)

Maximum Sales Charge   Upon receipt of premium (not applicable to       8% (Policy Year 1)**
Imposed on Premium     Coverage Amounts to which a Surrender
                       Charge applies)*

Maximum Surrender      -  Termination or reduction of any               5% (Policy Year 1)***
Charge (Load)             Coverage Amount that is subject to a
                          surrender charge

                       -  the Policy is surrendered for its Net
                          Cash Surrender Value,

                       -  a partial withdrawal is made in excess
                          of the Free Withdrawal Amount,

                       -  the Face Amount is decreased, or

                       -  the Policy lapses.

                       (not applicable to Coverage Amounts to
                       which a Sales Charge applies)*

Transfer Fees          Upon Transfer                                    $25 (only applies to
                                                                        transfers in excess of
                                                                        12 in a Policy Year)

*A Policy is subject to either a Sales Charge or a Surrender Charge but not both. The Policy indicates which charge is applicable.

**The Sales Charge declines in subsequent Policy Years as noted below:

  Coverage
    Year      Percentage
    ----      ----------
     1           8.00%
     2           6.00%
     3           3.00%
     4           2.00%
     5           1.00%
     6+          0.00%

***The Surrender Charge declines in subsequent Policy Years as noted below:

  Coverage                Coverage
    Year     Percentage     Year     Percentage
    ----     ----------     ----     ----------
     1          5.00%         6         1.50%
     2          4.00%         7         1.00%
     3          3.00%         8         1.00%
     4          2.50%         9         0.50%
     5          2.00%        10+        0.00%

The Surrender Charges are percentage of the sum of all premium payments attributed to a Coverage Amount in the first 5 Coverage Years.

The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.

             Annual Charges Other Than Those of the Trust Portfolios


Charge                          When Charge is Deducted        Amount Deducted#
------                          -----------------------        ----------------
Cost of Insurance*              Monthly
------------------              -------
        Minimum and Maximum                                    The possible range of the
        Charge                                                 cost of insurance is from
                                                               $0.00% to $83.33% per month
                                                               per $1,000 of the net amount
                                                               at risk.

        Charge for a                                           The Cost of Insurance rate
        Representative                                         is ___% per month per $1000
        Policyowner (a 45 year                                 of the net amount at
        old non-

        smoking male)(rating                                   risk
        classification is for
        short form
        underwriting)

Cost of Insurance - Optional
FTIO Rider (Flexible Term
Insurance Option)*

        Minimum and Maximum                                    The possible range of the
        Charges                                                cost of insurance is from
                                                               $0.00% to $83.33% per month
                                                               per $1,000 of the net amount
                                                               at risk

        Charge for a                                           The Cost of Insurance rate
        Representative                                         is ___% per month per $1000
        Policyowner (a 45 year                                 of the net amount at risk
        old non-smoking male)
        (rating classification
        is for short form
        underwriting)

Mortality and Expense Risk      Monthly                        0.0013699% (0.50% annually)**
Fees

Administrative Fees             Monthly                        $12 per Policy Month during
                                                               the first Policy Year.

Loan Interest Rate (Net)        Annually                       0.75%***



*The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company.


** Currently the Company is charging the following rates:


    Policy          Daily     Annual
     Years           Rate      Rate
      1-10        0.0013699%   0.50%
       11+        0.0005478%   0.20%


***Currently, the Company credits 3.75% in Policy Years 11 and higher for a loan interest credited differential of 0.25%.

#All figures are rounded to two decimal places.


The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.


Charge                                                                 Minimum    Maximum
------                                                                 -------    -------
Expenses that are deducted from portfolio assets, including advisory   0.55%      1.57%
 fees, Rule 12b-1 fees and Other Expenses

POLICY SUMMARY

GENERAL


The Policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the Policy has not gone into default, there is no outstanding Policy Debt and the Death Benefit is not determined by the Minimum Death Benefit percentage. The Policy's provisions may vary in some states. The terms of the Policy and any endorsements or riders will supersede the disclosure in this prospectus.


DEATH BENEFITS


The Policy provides a Death Benefit in the event of the death of the life insured while the Policy is in force. The basic Death Benefit amount is the Face Amount, which is provided for the lifetime of the life insured with no maturity or expiration date. There may be other amounts added to the Death Benefit as described below.



FLEXIBLE TERM INSURANCE OPTION



You may add a flexible term insurance option rider (the "FTIO Rider") to the Policy to provide additional term life insurance coverage on the life insured. Cost of insurance rates are less than or equal to those of the Policy and no Sales Loads or Surrender Charges will apply. However, unlike the Face Amount of the Policy, the FTIO Rider will terminate at the life insured's Attained Age
100. The FTIO Rider also offers the flexibility to schedule varying Death Benefit amounts on future dates (the "Scheduled Death Benefits").



DEATH BENEFIT OPTIONS



There are two Death Benefit Options. Option 1 provides a Death Benefit equal to the Face Amount of the Policy or the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a Death Benefit equal to the Face Amount or the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the Death Benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.



AGE 100 ADVANTAGE



If the Life Insured is alive on the Maturity date, the policy will continue in force subject to the following unless the policyowner chooses to surrender the Policy for its Net Cash Surrender Value:



      (a) the Policy will be continued until the earlier of the death of the life insured or the date the policyowner surrenders the Policy



      (b) no additional premium payments will be accepted although loan repayments will be accepted;



      (c) no additional charges or deductions (described under "Charges and Deductions") will be assessed;



      (d)   interest on any Policy Debt will continue to accrue;



      (e)   the policyowner may continue to take partial withdrawals; and



      (f) the policyowner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.



The Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61-day grace period (from the date the policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.


PREMIUMS


Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see "Premium Payments - Premium Limitations") Net Premiums will be allocated to one or more of the Investment Options described below. You may change allocations and make transfers among the accounts subject to limitations described below.

POLICY VALUE


The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the Policy.


POLICY LOANS


You may borrow against the Net Cash Surrender Value of the Policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the life insured's death or upon surrender.


SURRENDER AND PARTIAL WITHDRAWALS


You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits and assessment of a portion of the Surrender Charges.



You may surrender the Policy for its Net Cash Surrender Value at any time.


LAPSE AND REINSTATEMENT


A Policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed Policy within five years following lapse if the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under "Reinstatement."



The Policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the Policy to lapse. Second, the Policy can lapse even if planned premiums have been paid.





CHARGES AND DEDUCTIONS


We assess charges and deductions in connection with the Policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Account and loads deducted from premiums paid. See the Table of Charges and Deductions.



SALES LOAD OR SURRENDER CHARGE COVERAGE



You may choose Coverage Amounts with one of two alternative charge structures representing different ways to cover a portion of our marketing and distribution costs. Generally, Policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures.



Sales Load coverage features a load deducted immediately from premiums paid and no Surrender Charges. Surrender Charge coverage features no added sales load with surrender charges assessed upon early surrender, lapse, partial withdrawal or coverage decrease. Current cost of insurance charges in early years are higher for Surrender Charge coverage.



REDUCTION IN CHARGES AND ENHANCEMENT OF SURRENDER VALUES



The Policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of Policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS


The Policy Value is allocated to Manulife USA's general account or to one or more of the sub-accounts of Manulife USA's Separate Account N. Each sub-account invests in Series I shares of a corresponding Portfolio of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"), a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the Portfolios.



Allocating Policy Value to one or a small number of investment options, other than the Lifestyle Trusts, should not be considered a balanced investment strategy. In particular, allocating amounts to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the Policy Value will be volatile, since these investment options may react similarly to business or market specific events. This risk historically has been and may continue to be particularly high in such sectors as technology related businesses, including Internet related businesses, small cap securities and foreign securities. We do not provide advice on investment allocations and you should discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES


The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses of each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS


      The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.



      Adviser/Subadviser                          Portfolio
      Capital Research Management Company         American Growth Trust
      (Adviser to the American Fund Insurance     American International Trust
      Series)(D)                                  American Blue Chip Income and Growth Trust
                                                  American Growth-Income Trust

      A I M Capital Management, Inc.              All Cap Growth Trust
                                                  Aggressive Growth Trust
                                                  Mid Cap Core Trust

      Capital Guardian Trust Company              Small Company Blend Trust
                                                  U.S. Large Cap  Trust
                                                  (formerly, U.S. Large Cap Value Trust)
                                                  Income & Value Trust
                                                  Diversified Bond Trust

      Davis Advisors                              Financial Services Trust
                                                  Fundamental Value Trust

      Deutsche Asset Management, Inc.             Real Estate Securities Trust
                                                  Dynamic Growth Trust
                                                  All Cap Core Trust
                                                  Lifestyle Trusts(A)

      Deutsche Asset Management                   International Stock Trust
         Investment Services Ltd.

      Fidelity Management & Research Company      Strategic Opportunities Trust
                                                  Large Cap Growth Trust
                                                  Overseas Trust

      Franklin Advisers, Inc.                     Emerging Small Company Trust

      Jennison Associates LLC                     Capital Appreciation Trust

      Lord, Abbett & Co.                          Mid Cap Value Trust
                                                  All Cap Value Trust

      Mercury Advisors(C)                         Large Cap Value Trust

      MFC Global Investment Management (U.S.A.)   Pacific Rim Emerging Markets Trust
      Limited                                     Quantitative Equity Trust
                                                  Quantitative Mid Cap Trust
                                                  Quantitative All Cap Trust
                                                  Emerging Growth Trust(D)
                                                  Money Market Trust
                                                  Index Trusts
                                                  Lifestyle Trusts(A)
                                                  Balanced Trust
                                                  Equity Index Trust(E)

      Massachusetts Financial Services Company    Strategic Growth Trust
                                                  Strategic Value Trust
                                                  (formerly, Capital Opportunities Trust)
                                                  Utilities Trust

      Munder Capital Management                   Small Cap Opportunities Trust

      Pacific Investment Management Company       Global Bond Trust
                                                  Total Return Trust
                                                  Real Return Bond Trust

      Putnam Investment Management, L.L.C.        Global Equity Trust

      Salomon Brothers Asset Management Inc       U.S. Government Securities Trust
                                                  Strategic Bond Trust
                                                  Special Value Trust
                                                  High Yield Trust

      T. Rowe Price Associates, Inc.              Science & Technology Trust
                                                  Small Company Value Trust
                                                  Health Sciences Trust
                                                  Blue Chip Growth Trust
                                                  Equity-Income Trust

      Templeton Investment Counsel, Inc.          International Value Trust
                                                  International Small Cap Trust

      UBS Global Asset Management                 Global Allocation Trust
      (formerly, Brinson Advisors, Inc.)          (formerly, Tactical Allocation Trust)

      Wellington Management Company, LLP          Growth & Income Trust
                                                  Investment Quality Bond Trust
                                                  Mid Cap Stock Trust
                                                  Natural Resources Trust

      Van Kampen(B)                               Value Trust

----------

      (A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



      (B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen." MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as the subadviser to the Value Trust.



      (C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



      (D) Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").



      (E) The Equity Index Trust is available for policies issued to clients (corporations and other entities) who as of May 1, 2000 have at least one currently effective variable life insurance policy with the Company



GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST


MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent rating agencies:

            A++ A.M. Best
            Superior companies have a very strong ability to meet their obligations; 1st category of 16

            AA+  Fitch
            Very strong capacity to meet policyholder and contract obligations; 2nd category of 22.

            AA+ Standard & Poor's
            Very strong financial security characteristics; 2nd category of 21

            Aa2 Moody's
            Excellent in financial strength; 3rd category of 21


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of our ability to honor the death benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Four (the "Separate Account") on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT


Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the

Separate Account. These assets may not be charged with liabilities that arise from any other business we conduct. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.


REGISTRATION


The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.


THE TRUST


Each sub-account of the Separate Account will purchase shares only of Series I (formerly referred to as Class A) of a particular Portfolio of the Trust. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets (0.35% in the case of the American Growth Trust, American International Trust American Blue Chip Income and Growth Trust American Growth-Income Trust). The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyholders, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.



The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by Manulife USA or life insurance companies affiliated with us. We will also purchase shares through our general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS


The investment objectives and certain policies of the Portfolios currently available to policyholders through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.


The Portfolios of the Trust available under the Policies are as follows:


MIT Portfolios Investing in the American Fund Insurance Series



The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invest primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.



The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.



The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invest primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.



The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.



                                      * * *


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.





The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.



The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.





The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.



The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").


The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.




The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



The QUANTITATIVE ALL CAP TRUST to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.




The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.



The U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust) seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.



The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.



The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.



The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.



The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index. (The Equity Index Trust is available only for policies issued for applications dated prior to May 1, 2000).



The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.




The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.


The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.



The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.


The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.



The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*.



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.



The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

USE OF THE POLICY


The Policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The Policy may be owned by an individual or a corporation, trust, association, or similar entity. The Policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.


REQUIREMENTS


To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the Policy.



Policies may be issued on a basis that does not distinguish between the life insured's sex and/or smoking status, with prior approval from us. A Policy will only be issued on the lives of insureds from Issue Ages 20 through 80.



Each Policy has a Policy Date, an Effective Date and an Issue Date:



      The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the Policy is backdated (see "Backdating a Policy").



      The Effective Date is the date we become obligated under the Policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the Policy and the date we receive at least the Minimum Initial Premium.


      The Issue Date is the date from which the Suicide and Incontestability provisions of the Policy are measured.



If we approve issuance of a Policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date.



The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the life insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the Policy will be canceled and any premiums paid will be returned to the applicant.




Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market Trust. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").

MINIMUM FACE AMOUNT AND SCHEDULED DEATH BENEFIT



The minimum Face Amount is $50,000 unless the FTIO Rider is added to the Policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.


BACKDATING A POLICY


You may request that we backdate the Policy by assigning a Policy Date earlier than the Effective Date. We will not backdate the Policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.


TEMPORARY INSURANCE AGREEMENT


Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the life insured met our usual and customary underwriting standards for the coverage applied for.


UNDERWRITING


The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective life insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.


SHORT FORM UNDERWRITING


The proposed life insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.


SIMPLIFIED UNDERWRITING


The proposed life insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.



REGULAR (MEDICAL) UNDERWRITING



Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed life insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.


RIGHT TO EXAMINE THE POLICY


A Policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the Policy if applicable. The Policy can be mailed or delivered to the Manulife USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at the Service Office we will refund an amount equal to:

      (a) the difference between premiums received and amounts allocated to Investment Accounts and the Fixed Account; plus



      (b) the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned Policy; minus



      (c)   any partial withdrawals and policy loans.



Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.



If you request a Face Amount increase that results in new Surrender Charges or sales loads, you will have the same rights described above to cancel the increase. If cancelled, the Policy Value and Surrender Charges will be recalculated to be as they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during this right to examine period, and the Policy Value and Surrender Charges or sales loads will be recalculated to be as they would have been had the premiums not been paid.



We reserve the right to delay the refund of any premium paid by check until the check has cleared.


DEATH BENEFITS


If the Policy is in force at the time of the life insured's death we will pay an insurance benefit to the beneficiary. The Policy may remain in force for the life insured's entire lifetime and there is no specified maturity or expiration date.



Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.



The amount of the insurance benefit payable will be the Death Benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.


LIFE INSURANCE QUALIFICATION


A Policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). You must apply for a Policy that uses either the Cash Value Accumulation Test ("CVA Test") or the Guideline Premium Test ("GP Test") and the test cannot be changed once the Policy is issued.


CASH VALUE ACCUMULATION TEST


The CVA Test requires the Death Benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the Death Benefit by more than the increase in Policy Value.


GUIDELINE PREMIUM TEST


The GP Test limits the amount of premiums you may pay into the Policy, given its Death Benefit, based on prescribed calculations. In addition, the GP Test requires the Death Benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the Policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, Death Benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.


MINIMUM DEATH BENEFIT


Both the CVA Test and the GP Test require the Death Benefit to be at least a prescribed ratio of the policy value at all times. The Policy's Minimum Death Benefit ensures that these requirements are met by providing that the Death Benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. Tables of Minimum Death Benefit Percentages appear on the following page.



FLEXIBLE TERM INSURANCE OPTION RIDER



You may add a flexible term insurance option rider (the "FTIO Rider") to the Policy to provide additional death benefit coverage on the life insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the Policy. The Rider will terminate at the earlier of Attained Age 100, the date the Policy lapses or surrenders, and your request to cancel the FTIO Rider.



You may schedule the death benefit amounts that will apply at specified times (the "Scheduled Death Benefits"). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the Policy.



The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:



      (a)   the Scheduled Death Benefit for the Policy Month, and



      (b) the Face Amount of the Policy or, if greater, the Policy's Minimum Death Benefit



Even if the Term Insurance Benefit may be zero in a Policy Month, the Rider will not terminate.



Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive's salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Death Benefit Schedule as follows:



                                    Scheduled            Scheduled
                           Policy     Death     Policy     Death
                            Year     Benefit     Year     Benefit
                            ----     -------     ----     -------
                             1       100,000      6       127,628
                             2       105,000      7       134,010
                             3       110,250      8       140,710
                             4       115,763      9       147,746
                             5       121,551     10+      155,133



The Flexible Term Insurance Option Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

                                                       Flexible
                                      Total              Term
                           Policy     Death     Face   Insurance
                            Year     Benefit   Amount   Amount
                            ----     -------   ------   ------
                             1       100,000   100000      0
                             2       105,000   100000    5,000
                             3       110,250   100000   10,250
                             4       115,763   100000   15,763
                             5       121,551   100000   21,551
                             6       127,628   100000   27,628
                             7       134,010   100000   34,010
                             8       140,710   100000   40,710
                             9       147,746   100000   47,746
                             10      155,133   100000   55,133

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES



          GP TEST         CVA TEST                  GP TEST        CVA TEST
          -------   ----------------------          -------   ---------------------
   AGE    PERCENT   MALE   FEMALE   UNISEX    AGE   PERCENT   MALE   FEMALE  UNISEX
   ---    -------   ----   ------   ------    ---   -------   ----   ------  ------
   20      250%     653%    779%     674%     60     130%     192%     221%   197%
   21      250%     634%    754%     654%     61     128%     187%     214%   192%
   22      250%     615%    730%     635%     62     126%     182%     208%   187%
   23      250%     597%    706%     616%     63     124%     178%     203%   183%
   24      250%     580%    684%     598%     64     122%     174%     197%   178%
   25      250%     562%    662%     579%     65     120%     170%     192%   174%
   26      250%     545%    640%     561%     66     119%     166%     187%   170%
   27      250%     528%    619%     544%     67     118%     162%     182%   166%
   28      250%     511%    599%     526%     68     117%     159%     177%   162%
   29      250%     494%    580%     509%     69     116%     155%     173%   159%
   30      250%     479%    561%     493%     70     115%     152%     169%   156%
   31      250%     463%    542%     477%     71     113%     149%     164%   152%
   32      250%     448%    525%     461%     72     111%     146%     160%   149%
   33      250%     433%    507%     446%     73     109%     144%     156%   146%
   34      250%     419%    491%     432%     74     107%     141%     153%   144%
   35      250%     406%    475%     418%     75     105%     139%     149%   141%
   36      250%     392%    459%     404%     76     105%     136%     146%   139%
   37      250%     380%    444%     391%     77     105%     134%     143%   136%
   38      250%     367%    430%     378%     78     105%     132%     140%   134%
   39      250%     356%    416%     366%     79     105%     130%     138%   132%
   40      250%     344%    403%     355%     80     105%     129%     135%   130%
   41      243%     333%    390%     343%     81     105%     127%     133%   128%
   42      236%     323%    378%     333%     82     105%     125%     130%   127%
   43      229%     313%    366%     322%     83     105%     124%     128%   125%
   44      222%     303%    355%     312%     84     105%     122%     126%   123%
   45      215%     294%    344%     303%     85     105%     121%     124%   122%
   46      209%     285%    333%     294%     86     105%     120%     123%   121%
   47      203%     277%    323%     285%     87     105%     119%     121%   119%
   48      197%     268%    313%     276%     88     105%     118%     119%   118%
   49      191%     260%    304%     268%     89     105%     116%     118%   117%
   50      185%     253%    295%     260%     90     105%     116%     117%   116%
   51      178%     245%    286%     253%     91     104%     115%     115%   115%
   52      171%     238%    278%     245%     92     103%     114%     114%   114%
   53      164%     232%    270%     238%     93     102%     112%     113%   113%
   54      157%     225%    262%     232%     94     101%     111%     112%   111%
   55      150%     219%    254%     225%     95     100%     110%     110%   110%
   56      146%     213%    247%     219%     96     100%     109%     109%   109%
   57      142%     207%    240%     213%     97     100%     107%     107%   107%
   58      138%     202%    233%     208%     98     100%     106%     106%   106%
   59      134%     197%    227%     202%     99     100%     105%     105%   105%
                                             100 +   100%     100%     100%   100%


DEATH BENEFIT OPTIONS


You may choose either of two Death Benefit Options:


DEATH BENEFIT OPTION 1


The Death Benefit on any date is:

      (a) the Face Amount of the Policy or, if greater, the Minimum Death Benefit, plus



      (b)   the Term Insurance Benefit of the FTIO Rider.


DEATH BENEFIT OPTION 2


The Death Benefit on any date is:



      (a) the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus



      (b)   the Term Insurance Benefit of the FTIO Rider.


CHANGING THE DEATH BENEFIT OPTION


You may change the Death Benefit Option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the Policy to fail to qualify as life insurance for tax purposes.



A change in the Death Benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of Death Benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be:


      the Face Amount prior to the change less the Policy Value on the date of the change.


The Scheduled Death benefit amounts for dates on or after the date of the change will be:

      the amounts scheduled prior to the change less the Policy value on the date of the change.


Coverage Amounts will be reduced or eliminated in the order that they are listed in the Policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.



Surrender Charges will not be assessed for reductions that are solely due to a change in the Death Benefit Option.



Example. A policy is issued with a Face amount of $100,000, Death Benefit Option 1, and the following schedule:



Policy         Scheduled
 Year        Death Benefit
 ----        -------------
  1             100,000
  2             125,000
  3             150,000
  4             175,000
  5+            200,000



The Death Benefit Option is changed to Option 2 at the beginning of Policy Year
3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000, (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:



Policy         Scheduled
 Year        Death Benefit
 ----        -------------
  3             140,000
  4             165,000
  5+            190,000


CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be:


      the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)



The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the Policy.



However, the Annual Premium Target for this Coverage Amount will not be increased and new Surrender Charges or Sales Loads will not apply, for an increase solely due to a change in the Death Benefit Option.



Example. A policy is issued with a Face amount of $100,000, Death Benefit Option 2, and the following schedule:

 Policy          Scheduled
  Year         Death Benefit
  ----         -------------
    1             100,000
    2             125,000
    3             150,000
    4             175,000
    5+            200,000



The Death Benefit Option is changed to Option 1 at the beginning of Policy Year
3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:



Policy          Scheduled
 Year         Death Benefit
 ----         -------------
   3             160,000
   4             185,000
   5+            210,000



CHANGING THE FACE AMOUNT AND SCHEDULED DEATH BENEFITS



At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the Policy to fail to qualify as life insurance for tax purposes.



INCREASES IN FACE AMOUNT AND SCHEDULED DEATH BENEFITS


Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:


      1. Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the life insured's insurability.



      2. Increases will take effect at the beginning of the next Policy Month after we approve the request.



      3. We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the life insured's attained age or other factors.



      4. If the Face Amount is increased (other than as required by a Death Benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.



NEW CHARGES FOR A FACE AMOUNT INCREASE



Coverage Amounts equal to the amount of the increase will be added to the Policy as follows:



      First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.



      Second, if needed, a new Coverage Amount will be added to the Policy with an Annual Premium Target and new Surrender Charges or Sales Loads. Any new Coverage Amount will be based on the life insured's Attained Age and other relevant factors on the effective date of the increase.



Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in Surrender Charges or Sales Loads (see "Charges and Deductions - Attribution of Premiums").

DECREASES IN FACE AMOUNT AND SCHEDULED DEATH BENEFITS


Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:


      1. Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at the Service Office.



      2. If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.



      3. If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.



      4. 4. Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the Policy. Surrender Charges may be assessed (see "Charges and Deductions - Sales Load or Surrender Charge").



DECREASES IN FACE AMOUNT UNDER DEATH BENEFIT OPTION 1 DUE TO A PARTIAL
WITHDRAWAL



If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to:



(a) minus (b) but not less than zero, where:



            (a) is the partial withdrawal amount plus any applicable Surrender Charge and



            (b) is the excess, if any, of the Policy's Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.


Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:


      1. Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the Policy.



      2. All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.



      3. A Face Amount decrease due to a partial withdrawal will not incur any Surrender Charge in addition to that applicable to the partial withdrawal (see "Charges and Deductions - Sales Load or Surrender Charge").



EXAMPLE FOR FACE INCREASES AND DECREASES



A Policy is issued with the Sales Load option, a Face Amount of $100,000, Death Benefit Option 1, and a Death Benefit Schedule as follows:



Policy        Scheduled
Year        Death Benefit
----        -------------
  1            100,000
  2            125,000
  3            150,000
  4            175,000
  5+           200,000

Assume the following Policy activity:



ACTIVITY                                 EFFECT ON POLICY
--------                                 ----------------



In Policy Year 2, the Face Amount is     The initial Coverage amount is reduced
reduced to $80,000.                      to $80,000. The Death Benefit Schedule
                                         is changed to the following:



Policy                                Scheduled
 Year                               Death Benefit
 ----                               -------------
  2                                    105,000
  3                                    130,000
  4                                    155,000
  5+                                   180,000



In Policy Year 3, the Face Amount is     The initial Coverage Amount (which
increased to $120,000                    earlier was reduced to $80,000) is
                                         restored to its original level of
                                         $100,000. A new Coverage Amount for
                                         $20,000 is added to the Policy. This
                                         new coverage amount will have its own
                                         Annual Premium Target, and if
                                         applicable, its own Sales Load or
                                         Surrender Charges. A portion of the
                                         future premiums paid will be attributed
                                         to this Coverage Amount to determine
                                         the amount of the Sales Load or
                                         Surrender Charge.



                                         The Death Benefit Schedule is changed
                                         to the following:



Policy                                Scheduled
 Year                               Death Benefit
 ----                               -------------
  3                                    170,000
  4                                    195,000
  5+                                   220,000



In Policy Year 4, a Partial Withdrawal   The Face Amount is reduced to $90,000.
of $30,000 is made.                      The most recent Coverage Amount of
                                         $20,000 is reduced to $0, and the
                                         initial Coverage Amount is reduced to
                                         $90,000.



                                         The Death Benefit Schedule is changed
                                         to the following:



Policy                                Scheduled
 Year                               Death Benefit
 ----                               -------------
  4                                    165,000
  5                                    190,000

FACTORS THAT AFFECT THE DEATH BENEFIT



In the case of death benefit option 2 where the death benefit is the face amount plus the policy value, changes in the policy value will affect the amount of death benefit. factors that affect the policy value are the investment performance of the variable investment options chosen and the charges deducted. for a discussion of how these factors affect policy value see the "risk/benefit summary." these factors do not affect the face amount of the policy. therefore, the amount of death benefit under option 1 will not be less than the face amount as long as the policy does not lapse.


PREMIUM PAYMENTS

INITIAL PREMIUMS


No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust.






No insurance will take effect before we approve the application and receive at least the Minimum Initial Premium.



On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").











SUBSEQUENT PREMIUMS


After the payment of the initial premium, premiums may be paid at any time during the lifetime of the life insured prior to Attained Age 100 and in any amount subject to the premium limitations described below.



A Policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.




Payment of premiums will not guarantee that the Policy will stay in force and failure to pay premiums will not necessarily cause the Policy to lapse. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover Policy charges.



PREMIUM LIMITATIONS



If the Policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the Policy to qualify as life insurance. The GP Test premium limits are stated in the Policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.

If the Policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a Policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the Death Benefit by an amount greater than the increase in Policy Value.


PREMIUM ALLOCATION


You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.


CHARGES AND DEDUCTIONS


PREMIUM LOAD



We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 2%. Currently, we waive this load in Policy Years 11 and later and charge 0%.



The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.



SALES LOAD OR SURRENDER CHARGE



Each Coverage Amount listed in the Policy is designated as having either a Sales Load or Surrender Charge. One or the other of these charges will apply to a Coverage Amount, but not both. This designation cannot be changed after a Coverage Amount is effective and, currently, the same alternative must apply to all Coverage Amounts.



Generally, Policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures. Current cost of insurance rates in early Policy Years will be higher for the Surrender Charge alternative.



The Sales Load or Surrender Charge is intended to cover a portion of our costs of marketing and distributing the policies.



ATTRIBUTION OF PREMIUMS



An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the life insured's Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the Policy.



Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the Policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the Policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.



SALES LOAD



We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.



Coverage Year       Percentage                   Coverage Year       Percentage
-------------       ----------                   -------------       ----------
     1                  8%                             4                 2%
     2                  6%                             5                 1%
     3                  3%                             6+                0%

SURRENDER CHARGE



We will deduct a Surrender Charge from the Net Policy Value upon elimination or reduction of a Coverage Amount designated as having a Surrender Charge during the first 9 Coverage Years. Coverage Amounts may be eliminated or reduced and a Surrender Charge assessed due to:

      -     surrender of the Policy for its Net Cash Surrender Value,



      -     a partial withdrawal which exceeds the Free Partial Withdrawal
            Amount,



      - a Face Amount decrease that is not solely due to a Death Benefit Option change, or



      -     lapse of the Policy.



The Surrender Charge for an applicable Coverage Amount is a percentage of the sum of all premiums attributed to it since its effective date. Surrender Charge percentages are guaranteed never to exceed those below. Currently, we are charging these percentages:



Coverage Year       Percentage                   Coverage Year       Percentage
-------------       ----------                   -------------       ----------
      1                5.0%                            6                1.5%
      2                4.0%                            7                1.0%
      3                3.0%                            8                1.0%
      4                2.5%                            9                0.5%
      5                2.0%                           10+               0.0%



Although the Surrender Charge percentages remain level or decrease as the Coverage Year increases, the total dollar amount of Surrender Charges may increase, as the total premium paid increases. Premiums paid in any Coverage Year in excess of the Annual Premium Target and premiums paid after the fifth Coverage Year may not add to the Surrender Charge, so the timing of premium payments may affect the amount of the Surrender Charge.






Depending upon circumstances such as premiums paid and performance of the underlying investment options, there may be a Policy Value but no Cash Surrender Value available due to the existence of the Surrender Charge.



Unless otherwise allowed by us and specified by you, Surrender Charges will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.


SURRENDER CHARGES ON A PARTIAL WITHDRAWAL


We will assess a portion of the Surrender Charge if you take a partial withdrawal that exceeds the Free Withdrawal Amount. The Free Withdrawal Amount is 10% of the Net Cash Surrender Value at the time of the withdrawal less the amount of any partial withdrawals already taken in the same Policy Year.



The portion of the Policy's total Surrender Charge that will be assessed is the ratio of (a) to (b), where (a) is the amount being withdrawn in excess of the Free Withdrawal Amount and (b) is the Net Cash Surrender Value immediately prior to the withdrawal. The remaining Surrender Charges for all Coverage Amounts will be reduced in the same proportion that the Surrender Charge assessed bears to the Policy's total Surrender Charge immediately prior to the partial withdrawal.

SURRENDER CHARGES ON A FACE AMOUNT DECREASE



We will assess a portion of the Surrender Charge upon a Face Amount decrease that is not required due to a Death Benefit Option change or partial withdrawal. For each Coverage Amount that is reduced or eliminated as a result of the decrease, we will assess a portion of any applicable Surrender Charge. The proportion of the Surrender Charge that is assessed will be the ratio of amount by which the Coverage Amount is reduced to the Coverage Amount prior to reduction. The remaining Surrender Charges for affected Coverage Amounts will be reduced by the same ratio.



MONTHLY DEDUCTIONS



On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the Policy's Effective Date will be taken on the Effective Date.












Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.


ADMINISTRATION CHARGE


Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a Policy.


COST OF INSURANCE CHARGE


A monthly charge for the cost of insurance is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.



A net amount at risk is equal to the greater of zero, or (a) minus (b), where



      (a) is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and



      (b) is the Policy Value attributed to that death benefit amount on the first day of the month.



Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the Death Benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).



ATTRIBUTION OF POLICY VALUE FOR NET AMOUNTS AT RISK



To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the Policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the Death Benefit over the Face Amount.

CURRENT COST OF INSURANCE RATES



Cost of insurance rates are determined separately for each Coverage Amount and the excess of the Death Benefit over the Face Amount. There are different current cost of insurance rate bases for:



      Coverage Amounts having Sales Loads,



      Coverage Amounts having Surrender Charges, and



      The excess of the Death Benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.



The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:



      - the cost of insurance rate basis for the applicable death benefit amount,



      - the life insured's Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,



      -     the underwriting class of the applicable death benefit amount,



      - the Coverage Year, or Policy Year for the excess of the Death Benefit over the Face Amount,



      -     any extra charges for substandard ratings, as stated in the Policy.



Since the net amount of risk for death benefit option 2 is based on a formula that includes as factors the policy value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.



Cost of insurance rates will generally increase with the life insured's age and the Coverage Year.



Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the Policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.



GUARANTEED MAXIMUM COST OF INSURANCE RATES



In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the Policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. [CURRENT COST OF INSURANCE RATES MAY BE LESS THAN THE GUARANTEED RATES.

ASSET BASED RISK CHARGE DEDUCTED FROM INVESTMENT ACCOUNTS



We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the Policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.



The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed 0.0013699% (a annual rate of 0.50%). Currently, we charge the following rates:



Policy Year           Daily Asset Based Risk Charge       Annual Rate
-----------           -----------------------------       -----------
   1-10                        0.0013699%                    0.50%
    11+                       0.00005479%                    0.20%



INVESTMENT MANAGEMENT FEES AND EXPENSES



The investment management fees and expenses of the portfolios of manufacturers investment trust, the underlying variable investment options for the policy, are set forth in the prospectus for the trust which is attached to this prospectus. these fees and expenses are also set forth above in the "table of investment management fees and expenses."









REDUCTION IN CHARGES AND ENHANCED SURRENDER VALUES



The Policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of Policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyholder, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform Case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policyholders.


COMPANY TAX CONSIDERATIONS


Currently, we make no specific charge to the Separate Account for any federal, state, or local taxes that we incur that may be attributable to such Account or to the Policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the Policy.


POLICY VALUE

DETERMINATION OF THE POLICY VALUE


A Policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the Death Benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The policy value is affected by the investment performance of the investment account chosen and the rate of interest credited if amounts are allocated to the fixed account. the policy value is also affected by the charges deducted. for a discussion of how these factors affect policy value see the "Risk/Return Summary."


INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.


FIXED ACCOUNT



Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. See "The General Account - Fixed Account".


LOAN ACCOUNT


Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA that is lower than the loan interest rate charged on Policy Debt. See "Policy Loans - Loan Account".


UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.


Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or Death Benefit to be made on a day that is not a Business Day will be made on the next Business Day.


UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:


      (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transaction are made on that day;



      (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transaction were made for that day; and



      (c) is a charge not exceeding the daily mortality and expense risk charge shown in the "Charges and Deductions - Asset Based Risk Charge Deducted from Investment Accounts" section.


The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE


At any time, you may transfer Policy Value from one sub-account to another or to the Fixed Account. We reserve the right to impose limitations on transfers, including limiting the number of transfers and amounts transferred in a period of time in accordance with applicable law. We would impose such transfer limitations in a manner that does not unfairly discriminate between individual policy owners. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occur. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase of redeem shares of the Trust.


The Policy is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the transfer privilege, we reserve the right to impose specific limitations with respect to market timers, including restricting exchanges by market timer to certain variable investment options. Any action take by us pursuant to this provision will be preceded by written notice to the affected policy owner.


TRANSFER REQUESTS



Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.












LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT



The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.








POLICY LOANS


At any time while the Policy is in force, you may borrow against the Policy Value. The Policy is the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Policy Loan Interest."

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying Portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a Policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the life insured to be reduced by the amount of outstanding Policy Debt.


MAXIMUM LOAN


The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy's Cash Surrender Value less the monthly deductions due from the date of the loan to the to the next Policy Anniversary.















INTEREST CHARGED ON LOANS



Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.


LOAN ACCOUNT


When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.


INTEREST CREDITED TO THE LOAN ACCOUNT


Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt. Currently we credit loan interest rates which vary by Policy Year as follows:



                    Current Loan Interest       Excess Loan Interest
Policy Years           Credited Rates               Charged Rate
------------           --------------               ------------
    1-10                   3.25%                       0.75%
     11+                   3.75%                       0.25%


LOAN ACCOUNT ADJUSTMENTS


On the first day of each policy month the difference between the loan account and the policy debt is transferred to the loan account from the investment accounts or the fixed account. the amount transferred will be allocated to the investment accounts and the fixed account in the same proportion as the policy value in each account bears to the net policy value.

LOAN REPAYMENTS


Policy Debt may be repaid, in whole or in part, at any time prior to the death of the life insured while the Policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.



Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.


POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER


A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges, monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at the Service Office. When a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.


PARTIAL WITHDRAWALS


You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.



Surrender Charges may be assessed on a Partial Withdrawal. See "Charges and Deductions - Surrender Charges." The Death Benefit may be reduced as a result of a Partial Withdrawal. See "Death Benefits - Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal").











LAPSE AND REINSTATEMENT

LAPSE


A Policy will go into default if at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

DEATH DURING GRACE PERIOD


If the life insured should die during the grace period, the Policy Value used in the calculation of the Death Benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.


REINSTATEMENT


You may reinstate a Policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:


      (a) The Policy must not have been surrendered for its Net Cash Surrender Value;


      (b) Evidence of the life insured's insurability satisfactory to us must be provided; and



      (c) A premium equal to the payment required during the grace period following default to keep the Policy in force is paid.


THE GENERAL ACCOUNT


The general account of Manulife USA consists of all assets owned by us other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.



By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.



FIXED ACCOUNT



You may allocate net premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife USA will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.



POLICY VALUE IN THE FIXED ACCOUNT



The Policy Value in the Fixed Account is equal to:


      (a)   the portion of the net premiums allocated to it; plus


      (b)   any amounts transferred to it; plus



      (c)   interest credited to it; less



      (d)   any charges deducted from it; less



      (e)   any partial withdrawals from it; less



      (f)   any amounts transferred from it.



INTEREST ON THE FIXED ACCOUNT



An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

POLICYHOLDER RIGHTS


Unless otherwise restricted by a separate agreement, you may:


      -     Vary the premiums paid under the Policy.


      -     Change the Death Benefit Option.


      -     Change the premium allocation for future premiums.

      -     Transfer amounts between sub-accounts.

      -     Take loans and/or partial withdrawals.

      -     Surrender the contract.

      -     Transfer ownership to a new owner.


      - Name a contingent owner that will automatically become owner if you die before the life insured.


      -     Change or revoke a contingent owner.

      -     Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS


We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.


BENEFICIARY


You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice in a form satisfactory to us. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.


INCONTESTABILITY


We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date stated in the Policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the life insured's lifetime for two years. If a Policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.


MISSTATEMENT OF AGE OR SEX


If the life insured's stated age or sex or both in the Policy are incorrect, we will change the Face Amount so that the Death Benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.


SUICIDE EXCLUSION


If the life insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in The Policy (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the life insured should die by suicide within two years after a Face Amount increase, the Death Benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived, such as policies purchased in conjunction with certain existing benefit plans.


SUPPLEMENTARY BENEFITS


Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the FTIO Rider (see "Death Benefits - Flexible Term Insurance Option Rider") and, in the case of a Policy owned by a corporation or other similar entity, a benefit permitting a change in the life insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see "Charges and Deductions - Monthly Deductions").


TAX TREATMENT OF THE POLICY


The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.


The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.


Manulife USA is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. Our use of these tax credits or deductions will not adversely affect or benefit the Separate Account. We do not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.


LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

      1.    The Policy must satisfy the definition of life insurance under
            Section 7702 of the Code.


      2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.



      3. The Policy must be a valid life insurance contract under applicable state law.



      4. The policyholder must not possess "incidents of ownership" in the assets of the Separate Account.


These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the contract, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.


With respect to a Policy which is issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.


With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyholder pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.


DIVERSIFICATION


Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.


STATE LAW

A Policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyholder have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL


In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyholder's gross income. The IRS has stated in published rulings that a variable policyholder will be considered the owner of separate account assets if the policyholder possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.



The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyholders were not owners of separate account assets. For example, the Policy has many more portfolios to which policyholders may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.


TAX TREATMENT OF POLICY BENEFITS


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes.



Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyholder or beneficiary.


DEATH BENEFIT

The death benefit under the Policy should be generally excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable (See "Other Transactions" below).

CASH VALUES

Generally, the policyholder will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

      (a) the aggregate amount of any premiums or other consideration paid for the Policy; minus


      (b) the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyholder (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract or "MEC," to the extent such amount has been excluded from gross income, will be disregarded); plus



      (c) the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyholder.


The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE


Upon a complete surrender or lapse of a Policy or when benefits are paid at a policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.


If, at the time of lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MECS

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyholder of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyholder.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyholder in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MECS

Policies classified as MECs will be subject to the following tax rules:

(a) First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

(b) Second, loans taken from or secured by such a Policy and assignments and pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.


(c) Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan:


            (i)   is made on or after the policyholder attains age 59 1/2;


            (ii)  is attributable to the policyholder becoming disabled; or



            (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyholder or the joint lives (or joint life expectancies) of the policyholder and the policyholder's beneficiary.


These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.


In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").



The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyholder should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes


A Policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.


Reductions in Face Amount


If there is a reduction in benefits during the first seven policy years, the seven-pay premium limit is recalculated as if the Policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven pay test.


Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums


If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, we will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next Policy Anniversary, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium will be refunded to the policyholder). The policyholder will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. (If the policyholder does not respond, the premium and interest will be applied as described above).



If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, we will refund any excess premium to the policyholder. The portion of the premium which is not excess will be applied as of the date received. The policyholder will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.


Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyholder during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of such average unborrowed cash values and the average adjusted bases for all other assets of the taxpayer.


If the policyholder is an individual, and if the taxpayer is a business and is not the policyholder, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES


A policyholder generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by us or another insurance company, except to the extent that the policyholder receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyholder's Investment in the Policy.


OTHER TRANSACTIONS


A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyholder and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split-dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

      (a)   the value each year of the life insurance protection provided;


      (b)   an amount equal to any employer-paid premiums;



      (c)   income equal to imputed interest on deemed employer loan; or



      (d) some or all of the amount by which the current value exceeds the employer's interest in the Policy.


Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS


As long as the Policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (2) and (3) exist.


REPORTS TO POLICYHOLDERS


Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:



      -     the amount of Death Benefit;



      - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;


      - the value of the units in each Investment Account to which the Policy Value is allocated;

      -     the Policy Debt and any loan interest charged since the last report;

      - the premiums paid and other Policy transactions made during the period since the last report; and

      -     any other information required by law.


You will also be sent an annual and a semi-annual report for the Trust, which will include a list of the securities, held in each Portfolio as required by the 1940 Act.


DISTRIBUTION OF THE POLICIES


Manulife Financial Securities LLC ("Manulife Securities"), an indirect wholly owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The managing member of Manulife Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Securities or other broker-dealers having distribution agreements with Manulife Securities who are authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.



A registered representative will receive commissions not to exceed 25% of premiums paid up to the Annual Premium Target, and 5% of premiums paid in excess of the Annual Premium Target in Policy Years 1 through 5, commissions of 5% of premiums paid in Policy Years 6 and later, and after the fifth Policy Anniversary 0.20% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.


RESPONSIBILITIES OF MFC

MFC entered into an agreement with Manulife Securities pursuant to which MFC, on behalf of Manulife Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Securities with respect to the Policies and such other policies. Manulife Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.


Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.


SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.


Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.


RECORDS AND ACCOUNTS

The Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.


All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.


STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.


FURTHER INFORMATION


A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.


For further information you may also contact Manulife USA's HOME OFFICE, the address and telephone number of which are on the first page of the prospectus.



ILLUSTRATIONS



The tables illustrating the way in which a policy's death benefit, policy value, and cash surrender value could vary over an extended period of time set forth in the statement of additional information.

Financial Statements

The financial statements of the company and the separate account are set forth in the statement of additional information.

                            APPENDIX A: DEFINITIONS



Annual Premium Target



is an amount set forth in the Policy that limits the amount of premium attributable to a Coverage Amount in Surrender Charge or Sales Load calculations.


Attained Age

is the Issue Age of the life insured plus the number of completed Policy Years.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case


is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.


Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.





Coverage Amount



is an amount of insurance coverage under the Policy with a distinct effective date. The Face Amount of the Policy at any time is the sum of the Coverage Amounts in effect.



Coverage Year



is a one-year period beginning on a Coverage Amount's effective date and on each anniversary of this date. For Coverage Amounts in effect on the Policy's Effective Date, the Coverage Year is the same as the Policy Year.







Fixed Account



is the part of the Policy Value that reflects the value you have in our general account.





Investment Account


is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.


Issue Age

is the life insured's age on the birthday closer to the Policy Date.

Loan Account


is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.



Minimum Initial Premium



is the sum of the Monthly Deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.


Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium


is the premium paid less the Premium Load and Sales Load.







Policy Date, Policy Anniversary, Policy Month and Policy Year



Policy Date is the date from which the first Monthly Deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.


Policy Debt


on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.





Policy Value


is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.


Service Office


is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, or such other address as we specify to you by written notice.

                                     Part B

         Information Required in a Statement of Additional Information

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION


               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N


                                       OF


               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

      This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning 1 (800) 827 4546.

  The date of this Statement of Additional Information is September __, 2003.



               The Manufacturers Life Insurance Company (U.S.A.)
                          38500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304


ManUSA COLI2003

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


General Information and History..........................................
Services
  Independent Auditors...................................................
Principal Underwriters...................................................
Additional Information About Charges.....................................
Illustrations............................................................
Financial Statements.....................................................

                        GENERAL INFORMATION AND HISTORY


MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

SEPARATE ACCOUNT N

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Four (the "Separate Account") on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

                                    SERVICES

INDEPENDENT AUDITORS


      The independent auditors of the Company are Ernst & Young LLP located at 2001 Market Street, Philadelphia, PA 19103.



      The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of Separate Account N of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2002 and 2001, and for each of the periods ended December 31, 2002 and 2001, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                              PRINCIPAL UNDERWRITER

      Manulife Financial Securities LLC, ("Manulife Financial Securities") an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

      The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2002 was $275,138,774. Manulife Financial Securities did not retained any of these amounts during such periods.

      The aggregate dollar amount of underwriting commissions paid to ManEquity in 2001 and 2000 was $56,463,871 and $62,735,766, respectively. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2001 and 2000 were $1,267,599 and $1,762,026, respectively. ManEquity did not retained any of these amounts during such periods.

A registered representative will receive commissions not to exceed 25% of premiums paid up to the Annual Premium Target, and 5% of premiums paid in excess of the Annual Premium Target in Policy Years 1 through 5, commissions of 5% of premiums paid in Policy Years 6 and later, and after the fifth Policy Anniversary 0.20% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

                      ADDITIONAL INFORMATION ABOUT CHARGES

      A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                                 ILLUSTRATIONS

The following tables illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

ASSUMPTIONS

- Hypothetical gross annual investment returns for the Portfolios offered as investment options through the Policy (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

- A life insured who is a male, Issue Age 45, non-smoker. Short Form Underwriting was used.

-     A Face Amount of $365,000 and Death Benefit Option 1 in all Policy Years.

- Payment of an annual premium of $20,000 on the first day of each of the first seven Policy Years.

- All policy values are allocated to the Investment Accounts for the entire period shown.

-     There are no partial withdrawals or policy loans.

-     Tables 1, 2, and 3 assumes a Surrender Charge

-     Tables 4, 5, and 6 assume a Sales Load.

-     The Cash Value Accumulation Test is used.

- All currently applicable charges and deductions are assessed against the Policy, i.e. a Premium Load, Sales Load or Surrender Charge, monthly Cost of Insurance Charge and Administration Charge and an Asset Based Risk Charge deducted daily from Investment Accounts. The first set of columns in each table, under the heading "Current Charges", assumes rates of charges and deductions that we currently expect to charge. The second set of columns, under the heading "Guaranteed Charges", assumes maximum rates of charges and deductions.

- The amounts shown in the Tables also take into account the Portfolios' investment management fees and other expenses, which are assumed to be at an annual rate OF .982% of the average daily net assets of the portfolio.

The Death Benefits, Policy Values, and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6%, and 12%, but fluctuated over and under those averages throughout the years. The values would also be different depending on the allocation of the Policy Value among the Portfolios, if the actual rates of return averaged 0%, 6%, or 12%, but the rates of each Portfolio varied above and below such averages.

The gross annual rates of returns correspond to net annual rates of return according to the table below:

                                           Gross Rate of Return

                        Policy Year         0.00%          6.00%          12.00%
                        --------------------------------------------------------
Net Rate                   1-10            -1.47%          4.44%          10.35%
of Return                   11+            -1.18%          4.75%          10.68%

Current Cost of Insurance are below the guaranteed rates in many instances and may be changed. The Premium Load rate and Asset Based Risk Charge rate we currently expect to charge in Policy Years 11 and later are below the guaranteed rates and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of return of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, the Company will furnish a comparable illustration based on the proposed life insured's Issue Age, sex (unless unisex rates are required by law, or are requested) and risk class, any additional ratings and the death benefit option, Face Amount, Death Benefit Schedule (if applicable), and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed or using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables.

The Policies were first sold to the public on January 1, 2003. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be the same as for the first full year the Policies were offered.

              Table 1 - Surrender Charge - Short Form Underwriting
                 Hypothetical Gross Investment Return of 0.00%

                                                   Current Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      Less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    19,600    144     1,430      -276      17,750    1,000      16,750     365,000
   2    20,000     43,050      17,750    19,600    144     1,487      -537      35,183    1,600      33,583     365,000
   3    20,000     66,203      35,183    19,600    144     1,550      -793      52,296    1,800      50,496     365,000
   4    20,000     90,513      52,296    19,600    144     1,610    -1,045      69,098    2,000      67,098     365,000
   5    20,000    116,038      69,098    19,600    144     1,631    -1,292      85,631    2,000      83,631     365,000
   6    20,000    142,840      85,631    19,600    144     1,684    -1,535     101,868    1,500     100,368     365,000
   7    20,000    170,982     101,868    19,600    144     1,692    -1,774     117,858    1,000     116,858     365,000
   8         0    179,531     117,858         0    144     1,845    -1,719     114,150    1,000     113,150     365,000
   9         0    188,508     114,150         0    144     2,033    -1,663     110,310      500     109,810     365,000
  10         0    197,933     110,310         0    144     2,249    -1,605     106,312        0     106,312     365,000
  11         0    207,830     106,312         0    144     2,401    -1,233     102,534        0     102,534     365,000
  12         0    218,221     102,534         0    144     2,446    -1,189      98,755        0      98,755     365,000
  13         0    229,132      98,755         0    144     2,220    -1,146      95,246        0      95,246     365,000
  14         0    240,589      95,246         0    144     1,989    -1,106      92,007        0      92,007     365,000
  15         0    252,619      92,007         0    144     1,805    -1,069      88,989        0      88,989     365,000
  16         0    265,249      88,989         0    144     1,775    -1,034      86,037        0      86,037     365,000
  17         0    278,512      86,037         0    144     1,878      -998      83,016        0      83,016     365,000
  18         0    292,438      83,016         0    144     2,089      -961      79,822        0      79,822     365,000
  19         0    307,059      79,822         0    144     2,419      -922      76,338        0      76,338     365,000
  20         0    322,412      76,338         0    144     2,783      -879      72,532        0      72,532     365,000
  25         0    411,489      54,577         0    144     4,854      -610      48,969        0      48,969     365,000
  30         0    525,176      19,438         0    144     9,486      -167       9,641        0       9,641     365,000

                                                Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      Less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    19,600    144     1,571      -275      17,610    1,000      16,610     365,000
   2    20,000     43,050      17,610    19,600    144     1,614      -534      34,918    1,600      33,318     365,000
   3    20,000     66,203      34,918    19,600    144     1,653      -788      51,933    1,800      50,133     365,000
   4    20,000     90,513      51,933    19,600    144     1,687    -1,039      68,663    2,000      66,663     365,000
   5    20,000    116,038      68,663    19,600    144     1,722    -1,285      85,113    2,000      83,113     365,000
   6    20,000    142,840      85,113    19,600    144     1,751    -1,527     101,291    1,500      99,791     365,000
   7    20,000    170,982     101,291    19,600    144     1,788    -1,765     117,195    1,000     116,195     365,000
   8         0    179,531     117,195         0    144     1,979    -1,709     113,363    1,000     112,363     365,000
   9         0    188,508     113,363         0    144     2,200    -1,650     109,369      500     108,869     365,000
  10         0    197,933     109,369         0    144     2,454    -1,590     105,182        0     105,182     365,000
  11         0    207,830     105,182         0    144     2,732    -1,526     100,780        0     100,780     365,000
  12         0    218,221     100,780         0    144     3,042    -1,458      96,135        0      96,135     365,000
  13         0    229,132      96,135         0    144     3,375    -1,387      91,229        0      91,229     365,000
  14         0    240,589      91,229         0    144     3,741    -1,312      86,031        0      86,031     365,000
  15         0    252,619      86,031         0    144     4,145    -1,232      80,510        0      80,510     365,000
  16         0    265,249      80,510         0    144     4,604    -1,148      74,615        0      74,615     365,000
  17         0    278,512      74,615         0    144     5,128    -1,057      68,286        0      68,286     365,000
  18         0    292,438      68,286         0    144     5,737      -959      61,447        0      61,447     365,000
  19         0    307,059      61,447         0    144     6,446      -852      54,005        0      54,005     365,000
  20         0    322,412      54,005         0    144     7,262      -736      45,862        0      45,862     365,000
  25         0    411,489       4,178         0     36     3,265        -7           0        0           0           0
  30         0    525,176           0         0      0         0         0           0        0           0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.
- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.
- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.
- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.
-     No supplemental benefits or term riders are illustrated.

              Table 2 - Surrender Charge - Short Form Underwriting
                  Hypothetical Gross Investment Return of 6.00%

                                                 Current Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000          0           0    19,600    144     1,428       833      18,861    1,000      17,861     365,000
   2    20,000     18,863      18,861    19,600    144     1,477     1,669      38,509    1,600      36,909     365,000
   3    20,000     38,515      38,509    19,600    144     1,526     2,540      58,979    1,800      57,179     365,000
   4    20,000     58,992      58,979    19,600    144     1,562     3,448      80,321    2,000      78,321     365,000
   5    20,000     80,344      80,321    19,600    144     1,549     4,396     102,623    2,000     100,623     365,000
   6    20,000    102,659     102,623    19,600    144     1,554     5,386     125,911    1,500     124,411     365,000
   7    20,000    125,963     125,911    19,600    144     1,500     6,421     150,288    1,000     149,288     368,205
   8         0    150,359     150,288         0    144     1,578     6,631     155,197    1,000     154,197     369,369
   9         0    155,288     155,197         0    144     1,680     6,847     160,220      500     159,720     371,711
  10         0    160,333     160,220         0    144     1,787     7,067     165,357        0     165,357     372,052
  11         0    165,493     165,357         0    144     1,842     7,811     171,182        0     171,182     374,889
  12         0    171,343     171,182         0    144     1,812     8,089     177,315        0     177,315     377,681
  13         0    177,502     177,315         0    144     1,592     8,386     183,965        0     183,965     380,808
  14         0    184,180     183,965         0    144     1,389     8,707     191,140        0     191,140     386,102
  15         0    191,384     191,140         0    144     1,230     9,053     198,819        0     198,819     391,673
  16         0    199,095     198,819         0    144     1,176     9,419     206,917        0     206,917     397,281
  17         0    207,228     206,917         0    144     1,209     9,803     215,368        0     215,368     402,737
  18         0    215,716     215,368         0    144     1,307    10,203     224,119        0     224,119     407,897
  19         0    224,507     224,119         0    144     1,479    10,614     233,111        0     233,111     414,937
  20         0    233,540     233,111         0    144     1,660    11,037     242,343        0     242,343     421,678
  25         0    283,090     282,413         0    144     2,471    13,361     293,159        0     293,159     454,396
  30         0    339,681     338,683         0    144     3,881    16,000     350,657        0     350,657     494,427

                                                Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    19,600    144     1,569       829      18,716    1,000      17,716     365,000
   2    20,000     43,050      18,716    19,600    144     1,603     1,659      38,228    1,600      36,628     365,000
   3    20,000     66,203      38,228    19,600    144     1,627     2,525      58,582    1,800      56,782     365,000
   4    20,000     90,513      58,582    19,600    144     1,637     3,428      79,829    2,000      77,829     365,000
   5    20,000    116,038      79,829    19,600    144     1,636     4,372     102,021    2,000     100,021     365,000
   6    20,000    142,840     102,021    19,600    144     1,616     5,357     125,218    1,500     123,718     365,000
   7    20,000    170,982     125,218    19,600    144     1,585     6,388     149,476    1,000     148,476     366,217
   8         0    179,531     149,476         0    144     1,692     6,592     154,233    1,000     153,233     367,073
   9         0    188,508     154,233         0    144     1,814     6,800     159,075      500     158,575     369,055
  10         0    197,933     159,075         0    144     1,944     7,012     164,000        0     164,000     369,000
  11         0    207,830     164,000         0    144     2,081     7,228     169,002        0     169,002     370,115
  12         0    218,221     169,002         0    144     2,224     7,446     174,080        0     174,080     370,791
  13         0    229,132     174,080         0    144     2,362     7,669     179,243        0     179,243     371,033
  14         0    240,589     179,243         0    144     2,513     7,894     184,481        0     184,481     372,651
  15         0    252,619     184,481         0    144     2,667     8,123     189,793        0     189,793     373,892
  16         0    265,249     189,793         0    144     2,830     8,355     195,174        0     195,174     374,734
  17         0    278,512     195,174         0    144     3,000     8,590     200,620        0     200,620     375,160
  18         0    292,438     200,620         0    144     3,179     8,828     206,125        0     206,125     375,148
  19         0    307,059     206,125         0    144     3,408     9,067     211,640        0     211,640     376,719
  20         0    322,412     211,640         0    144     3,646     9,306     217,156        0     217,156     377,851
  25         0    411,489     239,278         0    144     4,777    10,506     244,863        0     244,863     379,537
  30         0    525,176     266,651         0    144     6,363    11,683     271,827        0     271,827     383,276

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.
- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.
- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.
- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.
-     No supplemental benefits or term riders are illustrated.

              Table 3 - Surrender Charge - Short Form Underwriting
                 Hypothetical Gross Investment Return of 12.00%

                                                 Current Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    19,600    144     1,426     1,942      19,973    1,000      18,973     365,000
   2    20,000     43,050      19,973    19,600    144     1,467     4,007      41,969    1,600      40,369     365,000
   3    20,000     66,203      41,969    19,600    144     1,500     6,282      66,207    1,800      64,407     365,000
   4    20,000     90,513      66,207    19,600    144     1,509     8,791      92,945    2,000      90,945     365,000
   5    20,000    116,038      92,945    19,600    144     1,456    11,561     122,507    2,000     120,507     365,000
   6    20,000    142,840     122,507    19,600    144     1,437    14,623     155,148    1,500     153,648     392,525
   7    20,000    170,982     155,148    19,600    144     1,646    17,991     190,949    1,000     189,949     467,824
   8         0    179,531     190,949         0    144     1,827    19,658     208,635    1,000     207,635     496,552
   9         0    188,508     208,635         0    144     2,108    21,474     227,857      500     227,357     528,628
  10         0    197,933     227,857         0    144     2,383    23,448     248,778        0     248,778     559,752
  11         0    207,830     248,778         0    144     2,612    26,425     272,447        0     272,447     596,658
  12         0    218,221     272,447         0    144     2,716    28,947     298,534        0     298,534     635,878
  13         0    229,132     298,534         0    144     2,595    31,742     327,537        0     327,537     678,001
  14         0    240,589     327,537         0    144     2,332    34,855     359,916        0     359,916     727,031
  15         0    252,619     359,916         0    144     2,200    38,322     395,894        0     395,894     779,912
  16         0    265,249     395,894         0    144     2,218    42,165     435,697        0     435,697     836,539
  17         0    278,512     435,697         0    144     2,422    46,406     479,538        0     479,538     896,736
  18         0    292,438     479,538         0    144     2,840    51,067     527,621        0     527,621     960,271
  19         0    307,059     527,621         0    144     3,423    56,171     580,226        0     580,226   1,032,802
  20         0    322,412     580,226         0    144     4,120    61,753     637,714        0     637,714   1,109,623
  25         0    411,489     927,173         0    144     8,423    98,579   1,017,185        0   1,017,185   1,576,637
  30         0    525,176   1,466,202         0    144    17,299   155,671   1,604,430        0   1,604,430   2,262,246

                                                Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    19,600    144     1,567     1,934      19,824    1,000      18,824     365,000
   2    20,000     43,050      19,824    19,600    144     1,593     3,985      41,672    1,600      40,072     365,000
   3    20,000     66,203      41,672    19,600    144     1,600     6,246      65,774    1,800      63,974     365,000
   4    20,000     90,513      65,774    19,600    144     1,582     8,742      92,390    2,000      90,390     365,000
   5    20,000    116,038      92,390    19,600    144     1,538    11,499     121,807    2,000     119,807     365,000
   6    20,000    142,840     121,807    19,600    144     1,513    14,547     154,297    1,500     152,797     390,372
   7    20,000    170,982     154,297    19,600    144     1,908    17,889     189,734    1,000     188,734     464,848
   8         0    179,531     189,734         0    144     2,160    19,515     206,945    1,000     205,945     492,528
   9         0    188,508     206,945         0    144     2,465    21,280     225,615      500     225,115     523,427
  10         0    197,933     225,615         0    144     2,793    23,194     245,873        0     245,873     553,214
  11         0    207,830     245,873         0    144     3,172    25,271     267,828        0     267,828     586,542
  12         0    218,221     267,828         0    144     3,590    27,521     291,614        0     291,614     621,137
  13         0    229,132     291,614         0    144     4,033    29,959     317,395        0     317,395     657,008
  14         0    240,589     317,395         0    144     4,552    32,599     345,298        0     345,298     697,503
  15         0    252,619     345,298         0    144     5,116    35,457     375,495        0     375,495     739,725
  16         0    265,249     375,495         0    144     5,743    38,548     408,156        0     408,156     783,659
  17         0    278,512     408,156         0    144     6,437    41,891     443,466        0     443,466     829,282
  18         0    292,438     443,466         0    144     7,209    45,504     481,618        0     481,618     876,544
  19         0    307,059     481,618         0    144     8,170    49,401     522,705        0     522,705     930,415
  20         0    322,412     522,705         0    144     9,238    53,596     566,919        0     566,919     986,438
  25         0    411,489     779,873         0    144    15,975    79,849     843,602        0     843,602   1,307,584
  30         0    525,176   1,146,924         0    144    28,082   117,183   1,235,880        0   1,235,880   1,742,591

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.
- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.
- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.
- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.
-     No supplemental benefits or term riders are illustrated.

                 Table 4 - Sales Load - Short Form Underwriting
                 Hypothetical Gross Investment Return of 0.00%

                                                 Current Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    18,000    144       653      -259      16,944        0      16,944     365,000
   2    20,000     43,050      16,944    18,400    144       775      -513      33,912        0      33,912     365,000
   3    20,000     66,203      33,912    19,000    144       902      -771      51,095        0      51,095     365,000
   4    20,000     90,513      51,095    19,200    144       991    -1,026      68,135        0      68,135     365,000
   5    20,000    116,038      68,135    19,400    144     1,063    -1,279      85,049        0      85,049     365,000
   6    20,000    142,840      85,049    19,600    144     1,180    -1,530     101,795        0     101,795     365,000
   7    20,000    170,982     101,795    19,600    144     1,310    -1,776     118,165        0     118,165     365,000
   8         0    179,531     118,165         0    144     1,518    -1,727     114,777        0     114,777     365,000
   9         0    188,508     114,777         0    144     1,774    -1,675     111,184        0     111,184     365,000
  10         0    197,933     111,184         0    144     2,017    -1,620     107,404        0     107,404     365,000
  11         0    207,830     107,404         0    144     2,161    -1,248     103,851        0     103,851     365,000
  12         0    218,221     103,851         0    144     2,263    -1,205     100,239        0     100,239     365,000
  13         0    229,132     100,239         0    144     2,153    -1,163      96,778        0      96,778     365,000
  14         0    240,589      96,778         0    144     1,929    -1,124      93,581        0      93,581     365,000
  15         0    252,619      93,581         0    144     1,795    -1,087      90,555        0      90,555     365,000
  16         0    265,249      90,555         0    144     1,765    -1,052      87,594        0      87,594     365,000
  17         0    278,512      87,594         0    144     1,868    -1,017      84,566        0      84,566     365,000
  18         0    292,438      84,566         0    144     2,077      -980      81,365        0      81,365     365,000
  19         0    307,059      81,365         0    144     2,406      -940      77,875        0      77,875     365,000
  20         0    322,412      77,875         0    144     2,768      -897      74,066        0      74,066     365,000
  25         0    411,489      56,111         0    144     4,830      -628      50,509        0      50,509     365,000
  30         0    525,176      21,034         0    144     9,442      -186      11,262        0      11,262     365,000

                                               Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    18,000    144     1,579      -251      16,026        0      16,026     365,000
   2    20,000     43,050      16,026    18,400    144     1,627      -493      32,162        0      32,162     365,000
   3    20,000     66,203      32,162    19,000    144     1,671      -739      48,608        0      48,608     365,000
   4    20,000     90,513      48,608    19,200    144     1,708      -984      64,973        0      64,973     365,000
   5    20,000    116,038      64,973    19,400    144     1,746    -1,227      81,255        0      81,255     365,000
   6    20,000    142,840      81,255    19,600    144     1,777    -1,470      97,465        0      97,465     365,000
   7    20,000    170,982      97,465    19,600    144     1,816    -1,708     113,397        0     113,397     365,000
   8         0    179,531     113,397         0    144     2,010    -1,652     109,592        0     109,592     365,000
   9         0    188,508     109,592         0    144     2,233    -1,595     105,620        0     105,620     365,000
  10         0    197,933     105,620         0    144     2,489    -1,534     101,453        0     101,453     365,000
  11         0    207,830     101,453         0    144     2,771    -1,470      97,067        0      97,067     365,000
  12         0    218,221      97,067         0    144     3,085    -1,403      92,435        0      92,435     365,000
  13         0    229,132      92,435         0    144     3,421    -1,333      87,538        0      87,538     365,000
  14         0    240,589      87,538         0    144     3,791    -1,257      82,345        0      82,345     365,000
  15         0    252,619      82,345         0    144     4,199    -1,178      76,824        0      76,824     365,000
  16         0    265,249      76,824         0    144     4,663    -1,093      70,924        0      70,924     365,000
  17         0    278,512      70,924         0    144     5,193    -1,002      64,585        0      64,585     365,000
  18         0    292,438      64,585         0    144     5,808      -903      57,730        0      57,730     365,000
  19         0    307,059      57,730         0    144     6,524      -797      50,265        0      50,265     365,000
  20         0    322,412      50,265         0    144     7,349      -680      42,091        0      42,091     365,000
  25         0    411,489         184         0      0         0         0           0        0           0           0
  30         0    525,176           0         0      0         0         0           0        0           0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.
- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.
- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.
- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.
-     No supplemental benefits or term riders are illustrated.

                 Table 5 - Sales Load - Short Form Underwriting
                 Hypothetical Gross Investment Return of 6.00%

                                                 Current Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    18,000    144       652       780      17,984        0      17,984     365,000
   2    20,000     43,050      17,984    18,400    144       770     1,593      37,063        0      37,063     365,000
   3    20,000     66,203      37,063    19,000    144       889     2,464      57,495        0      57,495     365,000
   4    20,000     90,513      57,495    19,200    144       962     3,378      78,967        0      78,967     365,000
   5    20,000    116,038      78,967    19,400    144     1,012     4,339     101,551        0     101,551     365,000
   6    20,000    142,840     101,551    19,600    144     1,091     5,349     125,265        0     125,265     365,000
   7    20,000    170,982     125,265    19,600    144     1,164     6,400     149,957        0     149,957     367,394
   8         0    179,531     149,957         0    144     1,302     6,623     155,134        0     155,134     369,218
   9         0    188,508     155,134         0    144     1,472     6,849     160,367        0     160,367     372,051
  10         0    197,933     160,367         0    144     1,611     7,078     165,690        0     165,690     372,802
  11         0    207,830     165,690         0    144     1,670     7,831     171,707        0     171,707     376,039
  12         0    218,221     171,707         0    144     1,694     8,117     177,987        0     177,987     379,111
  13         0    229,132     177,987         0    144     1,560     8,419     184,701        0     184,701     382,332
  14         0    240,589     184,701         0    144     1,362     8,743     191,939        0     191,939     387,716
  15         0    252,619     191,939         0    144     1,234     9,090     199,651        0     199,651     393,312
  16         0    265,249     199,651         0    144     1,181     9,459     207,785        0     207,785     398,947
  17         0    278,512     207,785         0    144     1,213     9,844     216,272        0     216,272     404,429
  18         0    292,438     216,272         0    144     1,312    10,245     225,062        0     225,062     409,613
  19         0    307,059     225,062         0    144     1,484    10,659     234,093        0     234,093     416,685
  20         0    322,412     234,093         0    144     1,667    11,084     243,366        0     243,366     423,456
  25         0    411,489     283,605         0    144     2,482    13,417     294,396        0     294,396     456,314
  30         0    525,176     340,111         0    144     3,899    16,068     352,136        0     352,136     496,512

                                                Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------
                  Premium      Policy      plus   less      less      plus      Policy             Net Cash       Death
 Pol    Annual      Accum       Value       Net  Admin      Cost    Invest       Value     Surr   Surrender     Benefit
Year   Premium      at 5%      Beg Yr   Premium   Fees    of Ins   Earning      End Yr   Charge       Value      End Yr
   1    20,000     21,000           0    18,000    144     1,577       758      17,038        0      17,038     365,000
   2    20,000     43,050      17,038    18,400    144     1,618     1,531      35,207        0      35,207     365,000
   3    20,000     66,203      35,207    19,000    144     1,647     2,364      54,780        0      54,780     365,000
   4    20,000     90,513      54,780    19,200    144     1,662     3,241      75,415        0      75,415     365,000
   5    20,000    116,038      75,415    19,400    144     1,666     4,166      97,172        0      97,172     365,000
   6    20,000    142,840      97,172    19,600    144     1,649     5,141     120,120        0     120,120     365,000
   7    20,000    170,982     120,120    19,600    144     1,623     6,161     144,113        0     144,113     365,000
   8         0    179,531     144,113         0    144     1,735     6,353     148,587        0     148,587     365,000
   9         0    188,508     148,587         0    144     1,859     6,549     153,132        0     153,132     365,000
  10         0    197,933     153,132         0    144     1,997     6,747     157,739        0     157,739     365,000
  11         0    207,830     157,739         0    144     2,139     6,948     162,404        0     162,404     365,000
  12         0    218,221     162,404         0    144     2,287     7,152     167,125        0     167,125     365,000
  13         0    229,132     167,125         0    144     2,433     7,358     171,906        0     171,906     365,000
  14         0    240,589     171,906         0    144     2,582     7,567     176,746        0     176,746     365,000
  15         0    252,619     176,746         0    144     2,735     7,778     181,645        0     181,645     365,000
  16         0    265,249     181,645         0    144     2,898     7,991     186,595        0     186,595     365,000
  17         0    278,512     186,595         0    144     3,074     8,207     191,583        0     191,583     365,000
  18         0    292,438     191,583         0    144     3,267     8,424     196,596        0     196,596     365,000
  19         0    307,059     196,596         0    144     3,480     8,641     201,613        0     201,613     365,000
  20         0    322,412     201,613         0    144     3,708     8,858     206,620        0     206,620     365,000
  25         0    411,489     226,419         0    144     4,900     9,931     231,305        0     231,305     365,000
  30         0    525,176     250,006         0    144     6,528    10,939     254,272        0     254,272     365,000

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.
- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.
- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.
- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.
-     No supplemental benefits or term riders are illustrated.

                 Table 6 - Sales Load - Short Form Underwriting
                 Hypothetical Gross Investment Return of 12.00%

                                                Current Charges
----------------------------------------------------------------------------------------------------------------------
                  Premium     Policy      plus   less      less      plus     Policy              Net Cash       Death
 Pol    Annual      Accum      Value       Net  Admin      Cost    Invest      Value      Surr   Surrender     Benefit
Year   Premium      at 5%     Beg Yr   Premium   Fees    of Ins   Earning     End Yr    Charge       Value      End Yr
   1    20,000     21,000          0    18,000    144       651     1,819     19,024         0      19,024     365,000
   2    20,000     43,050     19,024    18,400    144       765     3,824     40,339         0      40,339     365,000
   3    20,000     66,203     40,339    19,000    144       875     6,086     64,406         0      64,406     365,000
   4    20,000     90,513     64,406    19,200    144       931     8,595     91,125         0      91,125     365,000
   5    20,000    116,038     91,125    19,400    144       953    11,380    120,809         0     120,809     365,000
   6    20,000    142,840    120,809    19,600    144     1,013    14,471    153,722         0     153,722     388,916
   7    20,000    170,982    153,722    19,600    144     1,354    17,860    189,684         0     189,684     464,725
   8         0    179,531    189,684         0    144     1,603    19,540    207,477         0     207,477     493,794
   9         0    188,508    207,477         0    144     1,951    21,363    226,744         0     226,744     526,047
  10         0    197,933    226,744         0    144     2,262    23,340    247,679         0     247,679     557,277
  11         0    207,830    247,679         0    144     2,509    26,313    271,339         0     271,339     594,232
  12         0    218,221    271,339         0    144     2,654    28,833    297,373         0     297,373     633,405
  13         0    229,132    297,373         0    144     2,575    31,619    326,273         0     326,273     675,386
  14         0    240,589    326,273         0    144     2,320    34,721    358,530         0     358,530     724,231
  15         0    252,619    358,530         0    144     2,192    38,175    394,369         0     394,369     776,908
  16         0    265,249    394,369         0    144     2,209    42,003    434,019         0     434,019     833,316
  17         0    278,512    434,019         0    144     2,412    46,227    477,690         0     477,690     893,280
  18         0    292,438    477,690         0    144     2,829    50,870    525,587         0     525,587     956,568
  19         0    307,059    525,587         0    144     3,409    55,955    577,988         0     577,988   1,028,819
  20         0    322,412    577,988         0    144     4,104    61,514    635,254         0     635,254   1,105,342
  25         0    411,489    923,594         0    144     8,391    98,198  1,013,258         0   1,013,258   1,570,549
  30         0    525,176  1,460,539         0    144    17,233   155,069  1,598,231         0   1,598,231   2,253,506

                                               Guaranteed Charges
----------------------------------------------------------------------------------------------------------------------
                  Premium     Policy      plus   less      less      plus     Policy              Net Cash       Death
 Pol    Annual      Accum      Value       Net  Admin      Cost    Invest      Value      Surr   Surrender     Benefit
Year   Premium      at 5%     Beg Yr   Premium   Fees    of Ins   Earning     End Yr    Charge       Value      End Yr
   1    20,000     21,000          0    18,000    144     1,574     1,768     18,050         0      18,050     365,000
   2    20,000     43,050     18,050    18,400    144     1,608     3,676     38,374         0      38,374     365,000
   3    20,000     66,203     38,374    19,000    144     1,622     5,841     61,450         0      61,450     365,000
   4    20,000     90,513     61,450    19,200    144     1,610     8,251     87,147         0      87,147     365,000
   5    20,000    116,038     87,147    19,400    144     1,574    10,934    115,763         0     115,763     365,000
   6    20,000    142,840    115,763    19,600    144     1,503    13,921    147,637         0     147,637     373,521
   7    20,000    170,982    147,637    19,600    144     1,835    17,204    182,461         0     182,461     447,030
   8         0    179,531    182,461         0    144     2,077    18,766    199,006         0     199,006     473,635
   9         0    188,508    199,006         0    144     2,371    20,463    216,955         0     216,955     503,335
  10         0    197,933    216,955         0    144     2,685    22,304    236,429         0     236,429     531,966
  11         0    207,830    236,429         0    144     3,050    24,300    257,535         0     257,535     564,001
  12         0    218,221    257,535         0    144     3,452    26,463    280,401         0     280,401     597,254
  13         0    229,132    280,401         0    144     3,878    28,806    305,185         0     305,185     631,734
  14         0    240,589    305,185         0    144     4,377    31,345    332,009         0     332,009     670,659
  15         0    252,619    332,009         0    144     4,919    34,092    361,038         0     361,038     711,245
  16         0    265,249    361,038         0    144     5,522    37,064    392,436         0     392,436     753,477
  17         0    278,512    392,436         0    144     6,189    40,278    426,380         0     426,380     797,331
  18         0    292,438    426,380         0    144     6,931    43,751    463,056         0     463,056     842,762
  19         0    307,059    463,056         0    144     7,855    47,497    502,554         0     502,554     894,546
  20         0    322,412    502,554         0    144     8,882    51,530    545,057         0     545,057     948,400
  25         0    411,489    749,773         0    144    15,358    76,767    811,038         0     811,038   1,257,108
  30         0    525,176  1,102,624         0    144    26,998   112,656  1,188,139         0   1,188,139   1,675,275

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.
- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.
- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.
- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.
-     No supplemental benefits or term riders are illustrated.

                              FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)








                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2002, 2001 AND 2000












================================================================================
                            [MANULIFE FINANCIAL-LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000




                                    CONTENTS




REPORT OF INDEPENDENT AUDITORS..............................................  1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
     CONSOLIDATED BALANCE SHEETS............................................  2
     CONSOLIDATED STATEMENTS OF INCOME......................................  3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..............  4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..................................  5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.............................  7

                         REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of
December 31, 2002 and 2001, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                      Ernst & Young LLP


Philadelphia, Pennsylvania
March 28, 2003

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

As at December 31 ($US millions)

ASSETS                                                             2002         2001
                                                                 --------     --------

INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2002  $10,816; 2001 $10,526)   $11,869      $11,004
   Equity (cost: 2002 $714; 2001 $809)                                679          845
Mortgage loans                                                      1,921        1,675
Real estate                                                         1,078        1,037
Policy loans                                                        2,369        2,226
Short-term investments                                                919          695
                                                                  -------      -------
TOTAL INVESTMENTS                                                 $18,835      $17,482
                                                                  -------      -------
Cash and cash equivalents                                         $   103      $   112
Deferred acquisition costs                                          2,731        2,375
Net deferred tax asset                                                 --           59
Due from affiliates                                                   561          580
Amounts recoverable from reinsurers                                 1,069          804
Other assets                                                          674          728
Separate account assets                                            29,929       30,217
                                                                  -------      -------
TOTAL ASSETS                                                      $53,902      $52,357
                                                                  =======      =======
LIABILITIES, CAPITAL AND SURPLUS

LIABILITIES:
Policyholder liabilities and accruals                             $19,302      $18,174
Notes payable                                                         370          390
Net deferred tax liability                                            196           --
Due to affiliate                                                       65          250
Other liabilities                                                     858          657
Separate account liabilities                                       29,929       30,217
                                                                  -------      -------
TOTAL LIABILITIES                                                 $50,720      $49,688
                                                                  =======      =======
CAPITAL AND SURPLUS:
Capital stock                                                     $     5      $     5
Retained earnings                                                   2,666        2,511
Accumulated other comprehensive income                                511          153
                                                                  -------      -------
TOTAL CAPITAL AND SURPLUS                                         $ 3,182      $ 2,669
                                                                  -------      -------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                            $53,902      $52,357
                                                                  =======      =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                       2002       2001      2000
-------------------------------                    -------    -------   -------
REVENUE:
   Premiums                                        $ 1,002    $ 1,044   $ 1,001
   Fee income                                          930        903       958
   Net investment income                             1,157      1,184     1,207
   Net realized investment (losses) gains             (222)        56       129
   Other                                                 4         13        (3)
                                                   -------    -------   -------
TOTAL REVENUE                                      $ 2,871    $ 3,200   $ 3,292
                                                   -------    -------   -------
BENEFITS AND EXPENSES:
   Policyholder benefits and claims                $ 1,606    $ 1,734   $ 1,744
   Operating expenses and commissions                  575        617       652
   Amortization of deferred acquisition costs           92        276       217
   Interest expense                                     42         46        59
   Policyholder dividends                              370        348       339
                                                   -------    -------   -------
TOTAL BENEFITS AND EXPENSES                        $ 2,685    $ 3,021   $ 3,011
                                                   -------    -------   -------
INCOME BEFORE INCOME TAXES                             186        179       281
                                                   -------    -------   -------
INCOME TAX EXPENSE                                      31         34        70
                                                   -------    -------   -------
NET INCOME                                         $   155    $   145   $   211
                                                   =======    =======   =======


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                              ACCUMULATED
                                                                                 OTHER           TOTAL
FOR THE YEARS ENDED DECEMBER 31                       CAPITAL    RETAINED    COMPREHENSIVE    CAPITAL AND
($US millions)                                         STOCK     EARNINGS    INCOME (LOSS)      SURPLUS
-------------------------------                       -------    --------    -------------    -----------
BALANCE, JANUARY 1, 2000 (PREVIOUSLY REPORTED)        $     5     $ 1,990       $   128         $ 2,123
Adjustments to reflect January 1, 2002 merger of
   The Manufacturers Life Insurance Company (U.S.A)
   and Manulife Reinsurance Corporation (U.S.A.)           --         165           (12)            153
                                                      -------     -------       -------         -------
BALANCE, JANUARY 1, 2000 (RESTATED)                   $     5     $ 2,155       $   116         $ 2,276
Comprehensive income                                       --         211           187             398
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2000                            $     5     $ 2,366       $   303         $ 2,674
Comprehensive income                                       --         145          (150)             (5)
Capital contribution                                       --         125            --             125
Dividend to shareholder                                    --        (125)           --            (125)
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2001                            $     5     $ 2,511       $   153         $ 2,669
Comprehensive income                                       --         155           358             513
                                                      -------     -------       -------         -------
BALANCE, DECEMBER 31, 2002                            $     5     $ 2,666       $   511         $ 3,182
                                                      =======     =======       =======         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                         2002        2001        2000
-------------------------------                                      --------    --------    --------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                        $  1,018    $  1,014    $  1,013
     Fee income                                                           981         930         962
     Net investment income                                              1,153       1,211       1,180
     Other revenue                                                          4          13          (3)
                                                                     --------    --------    --------
     TOTAL OPERATING CASH INFLOWS                                    $  3,156    $  3,168    $  3,152
   Operating cash outflows:
         Benefit payments                                               1,480       1,378       1,341
      Insurance expenses and taxes                                      1,180       1,193       1,231
      Dividends paid to policyholders                                     358         333         408
      Change in other assets and other liabilities                       (422)        (83)       (324)
                                                                     --------    --------    --------
      TOTAL OPERATING CASH OUTFLOWS                                  $  2,596    $  2,821    $  2,656
                                                                     --------    --------    --------
Net cash provided by operating activities                            $    560    $    347    $    496
                                                                     --------    --------    --------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                    $  8,634    $ 10,623    $  7,053
Fixed-maturity securities purchased                                    (9,082)    (10,743)     (7,360)
Equity securities sold                                                     34         412       1,185
Equity securities purchased                                              (214)       (587)     (1,012)
Mortgage loans advanced                                                  (432)       (334)       (187)
Mortgage loans repaid                                                     186         200         274
Real estate sold                                                            1          39          98
Real estate purchased                                                     (60)        (29)        (58)
Policy loans advanced, net                                               (143)       (228)       (155)
Short-term investments                                                   (224)         33        (334)
Dividend Paid                                                               0        (125)          0
Other investments, net                                                     (4)        (29)         (3)
                                                                     --------    --------    --------
Net cash used in investing activities                                $ (1,304)   $   (768)   $   (499)
                                                                     --------    --------    --------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances      $  1,778    $  1,768    $  1,336
Withdrawals from policyholder account balances                         (1,342)     (1,450)     (1,579)
Unearned revenue (Note 13)                                                168          --          --
Amounts due to affiliates                                                 101         150         200
Principal repayment of amounts due to affiliates                         (211)       (377)         --
Capital Contribution                                                        0         156           0
Net reinsurance recoverable                                               243         121          87
Borrowed (Repaid) Funds                                                    (2)         --          (2)
                                                                     --------    --------    --------
Net cash provided by financing activities                            $    735    $    368    $     42
                                                                     --------    --------    --------
Increase (decrease) in cash and cash equivalents during the period   $     (9)   $    (53)   $     39
Cash and cash equivalents at beginning of year                            112         165         126
                                                                     --------    --------    --------
BALANCE, END OF PERIOD                                               $    103    $    112    $    165
                                                                     ========    ========    ========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEARS ENDED DECEMBER 31
($US millions)                                                               2002     2001     2000
-------------------------------                                             ------   ------   ------
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   NET INCOME                                                                $ 155    $ 145    $ 211
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Realized gains/losses and provisions                                      222      (56)    (129)
     Net depreciation, amortization of bond premium discount and other          (5)      27      (27)
       investment related items
     Addition to policyholder liabilities and accruals                         126      356      403
     Deferred acquisition costs                                               (567)    (543)    (590)
     Amortization of deferred acquisition costs                                 92      276      217
     Increase in deferred tax liability, net                                    83       96        4
     Interest expense                                                           42       46       59
     Policyholder dividends                                                     12       15      (69)
     Change in other assets and other liabilities                              422       83      324
     Other, net                                                                (22)     (98)      93
                                                                             -----    -----    -----
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    $ 560    $ 347    $ 496
                                                                             =====    =====    =====

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                           (IN MILLIONS OF US DOLLARS)



1.   ORGANIZATION AND BASIS OF PRESENTATION

     The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

     Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

     Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

     The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 and 2000 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 and 2000 with the restated amounts:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                     2001         2000
     -------------------------------                   ------       ------
     TOTAL REVENUE:
     As previously reported by ManUSA                  $ 2,859     $ 3,044
     MRC, excluding MRL                                    341         248
                                                       -------     -------
     AS RESTATED                                       $ 3,200     $ 3,292
                                                       -------     -------
     NET INCOME:
     As previously reported by ManUSA                  $    41     $   248
     MRC, excluding MRL                                    104         (37)
                                                       -------     -------
     AS RESTATED                                       $   145     $   211
                                                       -------     -------

     Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

     In addition, on January 1, 2002, all of the inforce operations of The Manufacturers Life Insurance Company of America, a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

     In December of 2000 through an issuance of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc ("MWLH"), a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

     ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.


2.   SIGNIFICANT ACCOUNTING POLICIES

     A)   RECENT ACCOUNTING STANDARDS

     The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2002, goodwill amounted to $40 (2001 - $37). The Company has reviewed the new standards and determined that its goodwill is not impaired.

     The following table presents the net income in accordance with the transitional provisions of SFAS 142 in effect since January 1, 2002:


     FOR THE YEARS ENDED DECEMBER 31
     ($US millions)                                               2001     2000
     -------------------------------                              ----     ----
     Net income as reported                                       $145     $211
     Addback:  Goodwill amortization, net of tax                     2        2
                                                                  ----     ----
     NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX      $147     $213
                                                                  ----     ----

         The FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which addresses consolidation of certain variable interest entities by their primary beneficiary. This interpretation is effective for the fiscal or interim period beginning after June 15, 2003 for variable interest entities acquired before February 1, 2003, and immediately for variable interest entities created after January 31, 2003. This interpretation is not expected to have a material impact on the Company's financial results.

     C)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary, results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

     D)  DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Both sets of changes are recorded through income. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net losses of $3 after tax, included in other comprehensive income as at December 31, 2002, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

     E)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     F)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

     G)  POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%. As at December 31, 2002, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies inforce as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2002, $7,691 (2001 - $7,441) of both assets and actuarial liabilities related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2002.

     H)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     I)  REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance inforce or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consist of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

     J)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

     K)  REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

     L)  STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options and deferred share units in MFC, the indirect parent of the Company. The intrinsic value method of accounting is used by MFC. As a result, no expense is recognized in either MFC's or ManUSA's income for stock options as the exercise price thereon is set at the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the award grant date. The intrinsic value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units.

     M)  INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its direct parent, MIC, and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1]. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

     N)  FOREIGN EXCHANGE TRANSLATION

         The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date and average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

     O)  COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

     P)  USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2002, the Company made significant adjustments to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

     A)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2002, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:


                                                                     GROSS                   GROSS
                                                                   UNREALIZED              UNREALIZED
          AS AT DECEMBER 31               AMORTIZED COST             GAINS                   LOSSES                   FAIR VALUE
                                       -------------------     -------------------     --------------------      -------------------
          ($US millions)                 2002        2001        2002        2001        2002         2001         2002        2001
                                       -------     -------     -------     -------     -------      -------      -------     -------
         FIXED-MATURITY SECURITIES:
         U.S. government               $ 2,562     $ 2,115     $   197     $    68     $    --      $   (11)     $ 2,759     $ 2,172
         Foreign governments             1,458       1,346         314         174          --           (2)       1,772       1,518
         Corporate                       6,326       6,303         638         322        (143)        (106)       6,821       6,519
         Asset - backed                    470         762          47          35          (1)          (2)         516         795
                                       -------     -------     -------     -------     -------      -------      -------     -------
         TOTAL FIXED-MATURITY
         SECURITIES                    $10,816     $10,526     $ 1,196     $   599     $  (144)     $  (121)     $11,868     $11,004
                                       -------     -------     -------     -------     -------      -------      -------     -------
         EQUITY SECURITIES             $   714     $   809     $    38     $    93     $   (73)     $   (57)     $   679     $   845
                                       -------     -------     -------     -------     -------      -------      -------     -------

         Proceeds from sales of fixed-maturity securities during 2002 were $8,481 (2001 - $10,710 and 2000 - $7,053). Gross gains and losses of
         $218 and $154 respectively, were realized on those sales (2001 - $230 and $100 respectively, 2000 - $80 and $258 respectively). In addition during 2002, other-than-temporary impairments of $109 (2001 - $73, 2000
         - $83) were recognized in income.


         Proceeds from the sale of equity securities during 2002 were $34 (2001
         - $412 and 2000 - $1,185). Gross gains and losses of $48 and $84 respectively, were realized on those sales (2001 - $20 and $31 respectively, 2000 - $319 and $60 respectively). In addition during 2002, other-than-temporary impairments of $135 (2001 - $48, 2000 - nil) were recognized in income.


         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         The contractual maturities of fixed-maturity securities at December 31, 2002 are shown below.


         AS AT DECEMBER 31, 2002
         ($US millions)                                                   AMORTIZED COST        FAIR VALUE
                                                                          --------------        ----------
         Fixed-maturity securities, excluding mortgage-backed securities:
              One year or less                                               $   465             $    475
              Greater than 1; up to 5 years                                    1,668                1,764
              Greater than 5; up to 10 years                                   2,740                2,968
              Due after 10 years                                               5,473                6,150
         Asset - backed securities                                               470                  512
                                                                             -------             --------
         TOTAL FIXED-MATURITY SECURITIES                                     $10,816             $ 11,869
                                                                             =======             ========

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

     B)  MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related specifically identified allowance for mortgage loan losses were as follows:

          AS AT DECEMBER 31
          ($US millions)                                                            2002                  2001
          -------------------------------------------                              -------               ------
          IMPAIRED LOANS                                                           $   80                $   79
                                                                                   -------               ------

          Allowance, January 1                                                     $   50                $   51

          Deductions                                                                  (14)                   (1)
                                                                                   ------                ------
          ALLOWANCE, DECEMBER 31                                                   $   36                $   50
                                                                                   ======                ======


      C) INVESTMENT INCOME

         Income by type of investment was as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                 2002            2001             2000
          --------------------------------------------                 --------         ------           ------
          Fixed-maturity securities                                    $  729           $  751           $  794

          Equity securities                                                11               11               11

          Mortgage loans                                                  139              128              126

          Investment real estate                                           88               91              105

          Other investments                                               228              239              231
                                                                       ------           ------           ------

          Gross investment income                                       1,195            1,224            1,267

          Investment expenses                                             (38)             (36)             (60)
                                                                       ------           ------           ------

          NET INVESTMENT INCOME                                        $1,157           $1,184           $1,207
                                                                       ======           ======           ======


      D) SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC and a 19.6% direct interest in Flex Leasing II, LLC. These investments are accounted for using the equity method whereby ManUSA recognizes its proportionate share of the respective investee's net income or loss. As at December 31, 2002, the sum of total assets for both these investees was $393 (2001 - $396), with total liabilities amounting to $322 (2001
         - $295). For the year ended December 31, 2002, total net loss for both these investees amounted to $0.5 (2001 - $4).

     E)  SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2002, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $1,316 and $1,407 respectively (2001 - $1,122 and $1,148 respectively)

4.       COMPREHENSIVE INCOME

     A)  TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                     2002            2001           2000
          ---------------------------------------------------------         ------          ------         ------
          NET INCOME                                                        $  155          $  145         $  211
                                                                            ------          ------         ------

          OTHER COMPREHENSIVE INCOME, NET OF DAC, DEFERRED INCOME TAXES
          AND OTHER AMOUNTS REQUIRED TO SATISFY POLICYHOLDER LIABILITIES:
            Unrealized holding gains (losses) arising during the year          269            (118)           228
            Minimum pension liability                                          (25)             (3)            -
            Foreign currency translation                                        44             (13)            (2)
            Less:
              Reclassification adjustment for realized gains and
                losses included in net income                                   70             (16)           (39)
                                                                            ------           -----          -----

          Other comprehensive income                                           358            (150)           187
                                                                            ------           -----          -----

          COMPREHENSIVE INCOME                                              $  513          $   (5)        $  398
                                                                            ------           -----          -----

           Other comprehensive income is reported net of tax expense (benefit) of $169, $(74), and $102 for 2002, 2001 and 2000, respectively.

     B)  ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:


           AS AT DECEMBER 31
           ($US millions)                                                           2002                   2001
           -------------------------------------------                            -------                 -------
           UNREALIZED GAINS :
                Beginning balance                                                 $   173                 $   307
                Current period change                                                 339                    (134)
                                                                                  -------                 -------

                Ending balance                                                    $   512                 $   173
                                                                                  -------                 -------
           MINIMUM PENSION LIABILITY:
                Beginning balance                                                 $    (3)                $     -
                Current period change                                                 (25)                     (3)
                                                                                  -------                 -------

                Ending balance                                                    $   (28)                $    (3)
                                                                                  -------                 -------
           FOREIGN CURRENCY:
                Beginning balance                                                 $   (17)                $    (4)
                Current period change                                                  44                     (13)
                                                                                  -------                 -------

                Ending balance                                                    $    27                 $   (17)
                                                                                  -------                 -------

           ACCUMULATED OTHER COMPREHENSIVE INCOME                                 $   511                 $   153
                                                                                  =======                 =======

     C)  UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:


         AS AT DECEMBER 31
         ($US millions)                                                             2002                    2001
         --------------------------------------------                              ------                  ------
         Gross unrealized gains                                                    $1,234                  $  692

         Gross unrealized losses                                                     (217)                   (178)

         DAC and other amounts required to satisfy policyholder liabilities          (251)                   (244)

         Deferred income taxes                                                       (254)                    (97)
                                                                                   ------                  ------
         NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                     $  512                  $  173
                                                                                   ------                  ------



 5.      DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                            2002                   2001
          -------------------------------------------                              -------               --------
          Balance, January 1                                                       $ 2,375               $  2,133
          Capitalization                                                               568                    543
          Amortization                                                                 (92)                  (276)
          Effect of net unrealized gains on securities
            available-for-sale                                                        (118)                   (25)
                                                                                   -------               --------

          BALANCE, DECEMBER 31                                                     $ 2,731               $  2,375
                                                                                   -------               --------



 6.      INCOME TAXES

         The components of income tax expense were as follows:


          FOR THE YEARS ENDED DECEMBER 31
          ($US millions)                                                         2002             2001            2000
          -------------------------------------------                           ------           ------           -----
          Current (benefit) expense                                             $  (52)          $  (62)           $ 66

          Deferred expense                                                          83               96               4
                                                                                ------           ------            ----

          TOTAL INCOME TAX EXPENSE                                              $   31           $   34            $ 70
                                                                                ======           ======            ====


          Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         Deferred income tax assets (liabilities), result from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

          AS AT DECEMBER 31
          ($US millions)                                                     2002           2001            2000
          --------------------------------------------                      -------        -------         ------
          DEFERRED TAX ASSETS:

               Policy reserves                                              $   576        $   689         $  652

               Investments                                                        5              1             19

               Policyholder dividends payable                                    13             13             11

               Net capital loss carried forward                                   -              -              6

               Net operating loss carried forward                               214             93             41

               Other deferred tax assets                                         60             49             40
                                                                            -------        -------         ------

          Total Deferred tax assets                                         $   868        $   845         $  769
                                                                            -------        -------         ------

          DEFERRED TAX LIABILITIES:

               Deferred acquisition costs                                   $   548        $   431         $  357

               Unrealized gains on securities available-for-sale                349            169            146

               Premiums receivable                                               27             32             23

               Investments                                                       90            117             52

               Other deferred tax liabilities                                    50             37             43
                                                                            -------        -------         ------

          Total Deferred tax liabilities                                    $ 1,064        $   786         $  621
                                                                            -------        -------         ------

          NET DEFERRED TAX (LIABILITIES) ASSETS                             $  (196)       $    59         $  148
                                                                            -------        -------         ------

         ManUSA files a consolidated federal income tax return with its direct parent MIC, and it's subsidiaries, excluding MNY, which files its own separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA.

         A tax sharing agreement between ManUSA and the various companies sets forth the manner in which each company's provision (benefit) is computed. In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates. Such settlements occur on a periodic basis.

         At December 31, 2002, the Company has operating loss carryforwards of $612 that will begin to expire in 2011, and $1.4 million of tax credits with no expiry limitation. At December 31, 2001 and December 31, 2000, the company had operating loss carryforwards of $266 and $117 respectively that will begin to expire in 2011, and $1.4 and $0.9 million respectively of tax credits with no expiry limitation.


7.       NOTE PAYABLE

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC. Both of these debentures mature on February 1, 2022.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. Both of these debentures mature on February 1, 2022. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         Except in the event of insolvency or wind-up of the Company, these instruments may not be redeemed during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $31 for each of 2002, 2001, and 2000. Interest paid was $32, $31, and $31 for 2002, 2001, and 2000, respectively.


8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:


         AS AT DECEMBER 31
         ($US millions)                                                      2002                     2001
         ------------------------------------------------------              ----                     ----
         AUTHORIZED:
              50,000,000 Preferred shares, Par value $1.00                     -                       -
              50,000,000 Common shares, Par value $1.00
         ISSUED AND OUTSTANDING:
              100,000 Preferred shares
              4,728,934 Common shares                                          5                       5
                                                                             ---                      ---

          As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                                        US STATUTORY BASIS
                                                                            -------------------------------------------
         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                                                                    2001              2000
                                                                            2002       (NOT RESTATED)     (NOT RESTATED)
                                                                           ------      --------------     --------------
         THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
            Net (loss) income                                              $  (396)       $    55            $   200
            Net capital and surplus                                          1,078          1,280              1,384
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
            Net loss                                                       $     -        $  (117)           $   (59)
            Net capital and surplus                                              -            212                152
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
            Net loss                                                       $     -        $   (20)           $   (19)
            Net capital and surplus                                              -            100                120
         MANULIFE REINSURANCE CORPORATION (U.S.A.):
            Net income                                                     $     -        $   171            $     6
            Net capital and surplus                                              -          1,359              1,280
         THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
            Net loss                                                       $   (26)       $   (26)           $    (3)
            Net capital and surplus                                             52             34                 61
                                                                           -------        -------            -------

          In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $209.

         As a result of demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.


9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

     A)  EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Plan was $65 (2001 - $56), which was based on an assumed interest rate of 6.75% (2001 - 7.25%). The fair value of the Plan assets totaled $60 (2001 - $74).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary by service, and interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

         At December 31, 2002, the projected benefit obligation to the participants of the Supplemental Plan was $25 (2001 - $25), which was based on an assumed interest rate of 6.75% (2001 - 7.25%).

     B)  401(k) PLAN

         The Company sponsors a defined contribution 401(k) savings plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 for each of 2002, 2001, and 2000, respectively.

     C)  POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a postretirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2002, the benefit obligation of the postretirement benefit plan was $23, which was based on an assumed interest rate of 6.75%. This plan is unfunded. Postretirement benefit plan expenses for 2002 were $2.

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

     Information applicable to the Employee Retirement Plan and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-end is as follows:

                                                                        EMPLOYEE       POSTRETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
     AS AT DECEMBER 31                                               ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     CHANGE IN BENEFIT OBLIGATION
     Benefit obligation at beginning of year                         $ (81)   $ (77)   $ (21)   $ (18)
     Service cost                                                       (4)      (3)      (1)      (1)
     Interest cost                                                      (6)      (5)      (1)      (1)
     Amendments                                                         --       --       --       --
     Actuarial loss                                                     (6)      (2)      (1)      (2)
     Benefits paid                                                       7        6        1        1
                                                                     -----    -----    -----    -----
     Benefit obligation at end of year                               $ (90)   $ (81)   $ (23)   $ (21)
                                                                     -----    -----    -----    -----
     CHANGE IN PLAN ASSETS
     Fair value of plan assets at beginning of year                  $  74    $  84    $  --    $  --
     Actual return on plan assets                                      (10)      (6)      --       --
     Employer contribution                                               3        2        1        1
     Benefits paid                                                      (7)      (6)      (1)      (1)
                                                                     -----    -----    -----    -----
     Fair value of plan assets at end of year                        $  60    $  74    $  --    $  --
                                                                     -----    -----    -----    -----

     Funded status                                                   $ (30)   $  (7)   $ (23)   $ (21)
     Unrecognized transition asset                                      (3)      (6)      --       --
     Unrecognized actuarial loss (gain)                                 52       31      (11)     (12)
     Unrecognized prior service cost                                     3        3       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----
     Amounts recognized in consolidated balance sheets consist of:
        Prepaid benefit cost                                         $  --    $  38    $  --    $  --
        Accrued benefit liability                                      (24)     (22)     (34)     (33)
        Intangible asset                                                 3        1       --       --
        Accumulated other comprehensive income                          43        4       --       --
                                                                     -----    -----    -----    -----
     Net amount recognized                                           $  22    $  21    $ (34)   $ (33)
                                                                     -----    -----    -----    -----



                                                                        EMPLOYEE       POST-RETIREMENT
                                                                       RETIREMENT          BENEFIT
                                                                          PLANS             PLAN
                                                                     ---------------   ---------------
     AS AT DECEMBER 31                                                2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     WEIGHTED AVERAGE ASSUMPTIONS
     Discount rate                                                    6.75%    7.25%    6.75%    7.25%
     Expected return on plan assets                                   8.50%    9.00%     N/A      N/A
     Rate of compensation increase                                    5.00%    5.00%    5.00%    5.00%
     Cost-of-living increase                                          3.00%    3.00%     N/A      N/A

     D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

     On December 31, 2002, the accrued postretirement benefit plan obligation was $23. The postretirement benefit obligation for eligible active employees was $4. The amount of the postretirement benefit obligation for ineligible active employees was $7. For measurement purposes as at December 31, 2002, a 9.50% and 11.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5.0% in 2012 and 2016, respectively, and remain at that level thereafter.

                                                                      EMPLOYEE       POST-RETIREMENT
                                                                     RETIREMENT          BENEFIT
                                                                        PLANS             PLAN
     AS AT DECEMBER 31                                             ---------------   ---------------
     ($US millions)                                                   2002     2001     2002     2001
     -----------------                                               ------   ------   ------   ------
     COMPONENTS OF NET PERIODIC BENEFIT COST FOR PLAN
     SPONSOR
     Service cost                                                    $   4    $   3    $   1    $   1
     Interest cost                                                       6        5        1        1
     Expected return on plan assets                                     (7)      (7)      --       --
     Amortization of net transition obligation                          (2)      (2)      --       --
     Recognized actuarial loss (gain)                                   --       --       (1)      (1)
                                                                     -----    -----    -----    -----
     NET PERIODIC BENEFIT COST                                       $   1    $  (1)   $   1    $   1
                                                                     -----    -----    -----    -----

     For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $90, $84, and $61 respectively as at December 31, 2002 and $26, $25, and $2 respectively as of December 31, 2001.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2002 values:



                                                            ONE-PERCENTAGE-          ONE-PERCENTAGE-
     ($US millions)                                         POINT INCREASE           POINT DECREASE
     -------------                                          ---------------          ---------------
     Effect on total of service and interest cost                $ --                     $ --
     components
     Effect on post-retirement benefit obligation                $  3                     $ (3)

10.  STOCK BASED COMPENSATION

     There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:


                                                     2002                       2001
                                            -----------------------   -----------------------
                                                          Weighted                  Weighted
                                                           average                   average
                                             Number of    exercise    Number of     exercise
                                             options        price      options         price
         For the years ended December 31    (thousands)     (Cdn)     (thousands)      (Cdn)
                                            -----------   ---------   -----------   ---------
         Outstanding, January 1                1,000       $ 38.36        337        $ 31.60
         Granted                                 764       $ 42.76        663        $ 41.80
         Exercised                               (20)      $ 31.91         --             --
         Forfeited/Cancelled                     (72)      $ 40.12         --             --
                                              ------       -------     ------        -------
         Outstanding, December 31              1,672       $ 40.37      1,000        $ 38.36
                                              ======       =======     ======        =======
         Exercisable, as at December 31          374       $ 35.44        169        $ 31.60
                                              ======       =======     ======        =======

         The exercise price of stock options outstanding range from Cdn $31.60 to Cdn $46.95 and have a weighted average contractual remaining life of
         8.3 years.

         The weighted average fair value of each option granted in the year has been estimated at $13.85 (Canadian) (2001 - $14.12 (Canadian)) using the Black-Scholes option pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 5.2% (2001 - 5.3%), dividend yield of 1.4% (2001 - 1.2%), expected volatility of 25% (2001 - 25%) and expected life of 7 years (2001 - 7 years). These stock options have no impact on ManUSA's income because the options had no intrinsic value at the grant date and are accounted for by MFC as fixed awards under APB 25.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees of the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2002 and 2001. The number of DSUs outstanding was 154,608 as at December 31, 2002 (2001 - 156,800).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2001 - $1, 2000 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of off-balance sheet derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities, and its overall aggregate portfolio. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments with off-balance sheet risks are as follows:


                                                  NOTIONAL OR
         AS AT DECEMBER 31                     CONTRACT AMOUNTS       CARRYING VALUE            FAIR VALUE
                                              -----------------     ------------------      ------------------
         ($US millions)                        2002       2001       2002        2001        2002        2001
                                              ------     ------     ------      ------      ------      ------
         Interest rate & currency swaps &
          floors                              $1,039     $1,098     $  (15)     $    2      $  (15)     $    2
         Interest rate option written             22         22         (2)         (1)         (2)         (1)
         Equity Contracts                          2         37         --          --          --          --
         Currency forwards                     1,040        909          5         (11)          5         (11)
                                              ------     ------     ------      ------      ------      ------
         TOTAL DERIVATIVES                    $2,103     $2,066     $  (12)     $  (10)     $  (12)     $  (10)
                                              ------     ------     ------      ------      ------      ------

         Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2002 were as follows:


         ($US millions)                           CARRYING VALUE   FAIR VALUE
                                                  --------------   ----------
          ASSETS:
             Fixed-maturity and equity securities     $12,548       $12,548
             Mortgage loans                             1,921         2,173
             Policy loans                               2,369         2,369
             Separate account assets                   29,929        29,929
          LIABILITIES:
             Insurance investment contracts           $ 2,012       $ 2,027
             Derivative financial instruments              12            12
             Separate account liabilities              29,929        29,929
                                                      -------       -------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS:  Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $277 in 2002. Prior to 2001, the agreements were with MLI, a Canadian 100% directly owned subsidiary of MFC. Costs incurred under these agreements were $272 and $301 for 2001 and 2000, respectively.

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $168, which is classified as unearned revenue and reported in other liabilities. The amount will be amortized to income as payments are made to MRL.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $487 (2001 - $506) representing the receivable from MRL for the transferred assets which is accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan. The loan bears interest at a fluctuating rate equivalent to LIBOR plus 25 basis points and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding as at December 31, 2002 is $61 (96 Canadian). ManUSA entered into an agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. A notional amount of a currency swap between ManUSA and MLI, equal to the loan repayment was terminated at the time of the loan's repayment with no gain or loss.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. The loan bears interest at a fluctuating rate equal or equivalent to LIBOR plus 25 basis points and is payable quarterly started March 28, 2001.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. The loan bears interest at a rate of 5.6% per annum and is payable annually on December 15. The principal balance together with all unpaid interest are due and payable on December 15, 2003.

         On December 28, 2002, the Company entered into a promissory note agreement with MHHL to borrow $62 ($96 Canadian). Terms of the agreement include a maturity date of December 28, 2003 and interest rate set at the 3-month Banker's Acceptance rate plus 32 basis points. Interest is payable quarterly starting March 28, 2003.

         As at December 31, 2002, the Company has a total of 5 inter-company loans with MRL ranging in carrying value from a payable of $27 to a receivable of $18 (2001 - 8 loans receivable ranging in value from $2 to $20). The loans mature from January 30, 2003 to May 11, 2006 and bear interest rates ranging from 1.26% to 7.65%.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums with insurance companies were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($US millions)                         2002          2001          2000
                                              -------       -------       -------
         Direct premiums                      $ 1,011       $   991       $   999
         Reinsurance assumed                      323           369           324
         Reinsurance ceded                       (332)         (320)         (322)
                                              -------       -------       -------
         TOTAL PREMIUMS                       $ 1,002       $ 1,040       $ 1,001
                                              -------       -------       -------

         Reinsurance recoveries on ceded reinsurance contracts were $311, $416, and $343 during 2002, 2001 and 2000, respectively.

15.      CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $13 for 2003, and $10 for 2004 and thereafter. There were no other material operating leases in existence at the end of 2002.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT FOUR)

Audited Financial Statements

Years ended December 31, 2002 and 2001 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                              Financial Statements

                     Years ended December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors.............................................    1

Financial Statements

Statement of Assets and Contract Owners' Equity............................    2
Statements of Operations and Changes in Contract Owners' Equity............    4
Notes to Financial Statements.............................................    29

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
         (Formerly The Manufacturers Life Insurance Company of America Separate Account Four)

We have audited the accompanying statement of assets and contract owners' equity of each of The Manufacturers Life Insurance Company (U.S.A.) Separate Account N (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Opportunities Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Bond Trust, Global Equity Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Tactical Allocation Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Value Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company (U.S.A.) Separate Account N at December 31, 2002, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania

March 28, 2003

       The Manufacturers Life Insurance Company (U.S.A.)Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 409,563 shares (cost $5,063,957)                   $ 4,062,865
        All Cap Core Trust - 565,235 shares (cost $6,675,670)                          5,895,402
        All Cap Growth Trust - 698,283 shares (cost $9,161,021)                        7,785,855
        All Cap Value Trust - 19,550 shares (cost $190,557)                              177,909
        Balanced Trust - 2,102,804 shares (cost $35,524,015)                          23,887,858
        Blue Chip Growth Trust - 2,199,413 shares (cost $31,746,353)                  26,370,964
        Capital Appreciation Trust - 30,972 shares (cost $209,303)                       192,338
        Capital Opportunities Trust - 34,245 shares (cost $297,659)                      266,768
        Diversified Bond Trust - 714,201 shares (cost $7,535,477)                      7,777,651
        Dynamic Growth Trust - 214,317 shares (cost $862,487)                            730,822
        Emerging Small Company Trust - 2,262,410 shares (cost $54,555,340)            41,741,461
        Equity-Income Trust - 1,658,246 shares (cost $22,552,966)                     20,927,060
        Equity Index Trust - 2,177,620 shares (cost $27,412,890)                      23,452,969
        Financial Services Trust - 32,786 shares (cost $350,817)                         313,108
        Fundamental Value Trust - 32,842 shares (cost $354,523)                          322,506
        Global Bond Trust - 333,343 shares (cost $4,324,554)                           4,596,803
        Global Equity Trust - 304,786 shares (cost $3,564,868)                         3,166,722
        Growth & Income Trust - 1,101,083 shares (cost $23,947,777)                   19,158,844
        Health Sciences Trust - 184,231 shares (cost $1,933,759)                       1,810,992
        High Yield Trust - 732,532 shares (cost $6,554,770)                            6,211,875
        Income & Value Trust - 896,874 shares (cost $8,007,998)                        7,497,869
        International Index Trust - 46,121 shares (cost $362,440)                        321,003
        International Small Cap Trust - 307,444 shares (cost $3,383,560)               2,893,046
        International Stock Trust - 1,513,345 shares (cost $14,260,900)               11,319,824
        International Value Trust - 230,040 shares (cost $2,177,765)                   1,978,346
        Internet Technologies Trust - 32.354 shares (cost $80,655)                        77,003
        Investment Quality Bond Trust - 2,144,618 shares (cost $25,155,046)           26,443,146
        Large Cap Growth Trust - 1,004,070 shares (cost $9,210,316)                    7,640,972
        Lifestyle Aggressive 1000 Trust - 50,634 shares (cost $589,804)                  412,158
        Lifestyle Balanced 640 Trust - 757,538 shares (cost $8,339,333)                7,802,640
        Lifestyle Conservative 280 Trust - 267,386 shares (cost $3,378,086)            3,398,476
        Lifestyle Growth 820 Trust - 126,473 shares (cost $1,394,834)                  1,173,670
        Lifestyle Moderate 460 Trust - 80,610 shares (cost $935,698)                     904,445
        Mid Cap Growth Trust - 47,302 shares (cost $375,711)                             344,830
        Mid Cap Index Trust - 153,418 shares (cost $1,816,378)                         1,659,979
        Mid Cap Opportunities Trust - 9,740 shares (cost $74,935)                         71,981
        Mid Cap Stock Trust - 154,267 shares (cost $1,449,383)                         1,286,585
        Mid Cap Value Trust - 374,189 shares (cost $4,379,379)                         4,392,977
        Money Market Trust - 4,146,192 shares (cost $41,461,920)                      41,461,920
        Overseas Trust - 552,141 shares (cost $4,530,503)                              3,693,821
        Pacific Rim Emerging Markets Trust - 533,732 shares (cost $4,010,533)          3,100,984
        Quantitative Equity Trust - 1,710,237 shares (cost $36,600,452)               21,189,836
        Quantitative Mid Cap Trust - 1,032 shares (cost $8,733)                            8,139
        Real Estate Securities Trust - 1,447,439 shares (cost $22,892,461)            22,348,452
        Science & Technology Trust - 2,480,707 shares (cost $26,920,998)              18,853,376
        Small Cap Index Trust - 237,506 shares (cost $2,391,941)                       2,085,303
        Small Company Blend Trust - 288,406 shares (cost $2,608,808)                   2,353,394

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Small Company Value Trust - 899,798 shares (cost $11,750,859)                 $ 11,607,392
        Strategic Bond Trust - 339,907 shares (cost $3,561,719)                          3,701,587
        Strategic Growth Trust - 122,638 shares (cost $980,729)                            972,517
        Strategic Opportunities Trust - 931,275 shares (cost $10,281,371)                7,208,068
        Tactical Allocation Trust - 3,279 shares (cost $28,005)                             25,278
        Telecommunications Trust - 23,172 shares (cost $105,175)                            96,162
        Total Return Trust - 2,558,345 shares (cost $35,642,584)                        36,916,915
        Total Stock Market Index Trust - 183,099 shares (cost $1,521,676)                1,397,047
        U.S. Government Securities Trust - 1,129,602 shares (cost $15,591,928)          16,062,944
        U.S. Large Cap Value Trust - 267,963 shares (cost $2,792,956)                    2,521,529
        Utilities Trust - 4,025 shares (cost $27,579)                                       28,615
        Value Trust - 750,805 shares (cost $11,275,555)                                  9,377,558
        500 Index Trust - 374,934 shares (cost $3,009,217)                               2,849,500
                                                                                      ------------
Total assets                                                                          $486,330,059
                                                                                      ============
CONTRACT OWNERS' EQUITY
Variable life contracts                                                               $486,330,059
                                                                                      ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                              SUB-ACCOUNT
                                                    ---------------------------------------------------------------
                                                      AGGRESSIVE GROWTH TRUST               ALL CAP CORE TRUST
                                                    ---------------------------------------------------------------
                                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                    DEC.31/02        DEC.31/01         DEC.31/02         DEC.31/01
                                                    ---------------------------------------------------------------
Income:
      Dividends                                     $        -       $        -        $        -        $        -
Expenses:
      Mortality and expense risks, and
         administrative charges                          28,871           30,923            64,870           81,450
                                                    ----------------------------------------------------------------
Net investment income (loss) during the year            (28,871)         (30,923)          (64,870)          (81,450)
Net realized gain (loss) during the year             (1,664,016)      (1,009,845)       (6,731,408)       (4,937,416)
Unrealized appreciation (depreciation) during
     the year                                           214,207         (447,976)        3,571,088         1,754,564
                                                    ----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  (1,478,680)      (1,488,744)       (3,225,190)       (3,264,302)
                                                    ----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                          1,207,013        1,994,041         2,354,742         5,168,717
    Transfer on terminations                           (510,678)        (351,908)       (3,646,598)         (941,752)
    Transfer on policy loans                              3,955          (14,639)           (4,349)          (24,960)
    Net interfund transfers                            (272,342)        (399,032)       (2,083,382)       (3,675,443)
                                                    ----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                         427,948        1,228,462        (3,379,587)          526,562
                                                    ----------------------------------------------------------------
Total increase (decrease) in assets                  (1,050,732)        (260,282)       (6,604,777)       (2,737,740)

Assets beginning of year                              5,113,597        5,373,879        12,500,179        15,237,919
                                                    ----------------------------------------------------------------
Assets end of year                                  $ 4,062,865      $ 5,113,597       $ 5,895,402       $12,500,179
                                                    ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------

    ALL CAP GROWTH TRUST            ALL CAP VALUE TRUST                BALANCED TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01*      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$          -    $    489,935    $         16    $          3    $    678,287    $    824,561

      55,234          58,611           1,958              33         170,699         231,900
--------------------------------------------------------------------------------------------
     (55,234)        431,324          (1,942)            (30)        507,588         592,661
  (3,124,652)     (1,957,906)       (172,228)            (55)     (2,224,955)     (1,536,239)

     737,522        (782,386)        (13,876)          1,228      (2,783,896)     (3,408,713)
--------------------------------------------------------------------------------------------

  (2,442,364)     (2,308,968)       (188,046)          1,143      (4,501,263)     (4,352,291)
--------------------------------------------------------------------------------------------

   2,768,555       4,577,444          56,066           7,951       2,423,879       3,910,908
    (647,438)       (691,667)        (24,168)         (2,313)     (3,804,484)     (4,011,328)
      18,492          (6,541)              5               -          49,424         177,394
  (2,096,063)       (179,674)        319,059           8,212      (1,868,929)     (4,924,849)
--------------------------------------------------------------------------------------------

      43,546       3,699,562         350,962          13,850      (3,200,110)     (4,847,875)
--------------------------------------------------------------------------------------------
  (2,398,818)      1,390,594         162,916          14,993      (7,701,373)     (9,200,166)

  10,184,673       8,794,079          14,993               -      31,589,231      40,789,397
--------------------------------------------------------------------------------------------
$  7,785,855    $ 10,184,673    $    177,909    $     14,993    $ 23,887,858    $ 31,589,231
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                         SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                                                    CAPITAL APPRECIATION
                                                   BLUE CHIP GROWTH TRUST                   TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01*
                                                ------------------------------------------------------------
Income:
      Dividends                                 $          -    $  2,891,977    $          -    $          -
Expenses:
      Mortality and expense risks, and
         administrative charges                      183,958         223,162             706              72
                                                ------------------------------------------------------------
Net investment income (loss) during the year        (183,958)      2,668,815            (706)            (72)
Net realized gain (loss) during the year          (9,388,541)     (3,938,059)         (4,975)            (38)
Unrealized appreciation (depreciation) during
     the year                                        213,538      (5,557,194)        (19,395)          2,429
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from operations                               (9,358,961)     (6,826,438)        (25,076)          2,319
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       7,492,061      10,181,726          54,267             742
    Transfer on terminations                      (3,576,428)     (2,506,721)        (32,923)           (613)
    Transfer on policy loans                         (17,908)        (94,393)              -               -
    Net interfund transfers                       (4,371,715)     (3,947,656)        159,150          34,472
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                     (473,990)      3,632,956         180,494          34,601
                                                ------------------------------------------------------------
Total increase (decrease) in assets               (9,832,951)     (3,193,482)        155,418          36,920

Assets beginning of year                          36,203,915      39,397,397          36,920               -
                                                ------------------------------------------------------------
Assets end of year                              $ 26,370,964    $ 36,203,915    $    192,338    $     36,920
                                                ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                  SUB-ACCOUNT
--------------------------------------------------------------------------------------
  CAPITAL OPPORTUNITIES
              TRUST             DIVERSIFIED BOND TRUST         DYNAMIC GROWTH TRUST
--------------------------------------------------------------------------------------
YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/02     DEC. 31/01*    DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
--------------------------------------------------------------------------------------
$         -    $         -    $   249,195    $   171,518    $         -    $     1,375

        756             38         42,734         33,185          3,166          3,105
--------------------------------------------------------------------------------------
       (756)           (38)       206,461        138,333         (3,166)        (1,730)
     (4,590)            (6)       222,194        208,420       (106,789)      (232,608)

    (31,860)           968         81,989        (22,621)       (53,238)        25,490
--------------------------------------------------------------------------------------

    (37,206)           924        510,644        324,132       (163,193)      (208,848)
--------------------------------------------------------------------------------------

    171,356         70,779      2,533,053      2,249,690        499,507        330,311
    (12,320)             8       (627,373)      (373,603)       (52,528)       (14,841)
     (7,598)             -         55,492          4,226              -              -
     55,798         25,027     (2,049,104)     1,492,097        (36,577)       106,745
--------------------------------------------------------------------------------------

    207,236         95,814        (87,932)     3,372,410        410,402        422,215
--------------------------------------------------------------------------------------
    170,030         96,738        422,712      3,696,542        247,209        213,367

     96,738              -      7,354,939      3,658,397        483,613        270,246
--------------------------------------------------------------------------------------
$   266,768    $    96,738    $ 7,777,651    $ 7,354,939    $   730,822    $   483,613
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------
                                                      EMERGING SMALL
                                                       COMPANY TRUST                 EQUITY-INCOME TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
      Dividends                                 $          -    $  2,633,803    $    744,284    $  1,021,642
Expenses:
      Mortality and expense risks, and
         administrative charges                      311,872         404,110         113,406          70,343
                                                ------------------------------------------------------------
Net investment income (loss) during the year        (311,872)      2,229,693         630,878         951,299
Net realized gain (loss) during the year          (6,176,749)     (1,598,919)     (2,099,182)       (379,962)
Unrealized appreciation (depreciation) during
     the year                                    (12,427,368)    (18,801,456)     (1,523,652)       (471,797)
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from operations                              (18,915,989)    (18,170,682)     (2,991,956)         99,540
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       6,367,471       8,684,233       7,590,330       3,588,138
    Transfer on terminations                      (5,822,561)     (6,650,831)     (1,311,749)     (1,052,237)
    Transfer on policy loans                          95,571          56,171            (220)        (12,159)
    Net interfund transfers                       (3,121,754)     (1,296,935)      2,450,937       4,709,257
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                   (2,481,273)        792,638       8,729,298       7,232,999
                                                ------------------------------------------------------------
Total increase (decrease) in assets              (21,397,262)    (17,378,044)      5,737,342       7,332,539

Assets beginning of year                          63,138,723      80,516,767      15,189,718       7,857,179
                                                ------------------------------------------------------------
Assets end of year                              $ 41,741,461    $ 63,138,723    $ 20,927,060    $ 15,189,718
                                                ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                     SUB-ACCOUNT
--------------------------------------------------------------------------------------------

     EQUITY INDEX TRUST           FINANCIAL SERVICES TRUST        FUNDAMENTAL VALUE TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01*     DEC. 31/02     DEC. 31/01*
--------------------------------------------------------------------------------------------
$    371,813    $    949,563    $          6    $         27    $        260    $          -

     189,467         226,505           1,557             224           1,887             629
--------------------------------------------------------------------------------------------
     182,346         723,058          (1,551)           (197)         (1,627)           (629)
 (10,424,478)     (2,185,633)        (20,045)           (365)        (27,777)           (864)

   1,544,538      (3,730,659)        (35,457)         (2,252)        (29,958)         (2,058)
--------------------------------------------------------------------------------------------

  (8,697,594)     (5,193,234)        (57,053)         (2,814)        (59,362)         (3,551)
--------------------------------------------------------------------------------------------

   6,980,060      10,652,620         223,441           7,461          61,627           6,839
  (8,575,281)     (2,620,619)        (25,047)         (4,231)        (36,387)        (10,780)
     (77,091)          4,330               -              (7)              -             (22)
  (4,243,587)     (4,523,947)         74,733          96,625         107,412         256,730
--------------------------------------------------------------------------------------------

  (5,915,899)      3,512,384         273,127          99,848         132,652         252,767
--------------------------------------------------------------------------------------------
 (14,613,493)     (1,680,850)        216,074          97,034          73,290         249,216

  38,066,462      39,747,312          97,034               -         249,216               -
--------------------------------------------------------------------------------------------
$ 23,452,969    $ 38,066,462    $    313,108    $     97,034    $    322,506    $    249,216
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                       SUB-ACCOUNT
                                                --------------------------------------------------------

                                                    GLOBAL BOND TRUST             GLOBAL EQUITY TRUST
                                                --------------------------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
                                                --------------------------------------------------------
Income:
      Dividends                                 $         -    $         -    $    38,442    $   507,908
Expenses:
      Mortality and expense risks, and
         administrative charges                      12,136          3,839         21,042         21,029
                                                --------------------------------------------------------
Net investment income (loss) during the year        (12,136)        (3,839)        17,400        486,879
Net realized gain (loss) during the year             70,654         (3,286)      (811,261)      (372,435)
Unrealized appreciation (depreciation) during
     the year                                       286,712        (12,426)       120,925       (770,710)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                                 345,230        (19,551)      (672,936)      (656,266)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                        807,768        285,976        606,340        765,943
    Transfer on terminations                       (252,901)       (27,911)      (472,610)      (263,724)
    Transfer on policy loans                          1,696         (4,217)        (7,010)        (1,252)
    Net interfund transfers                       2,145,214        916,262        572,071       (238,659)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                   2,701,777      1,170,110        698,791        262,308
                                                --------------------------------------------------------
Total increase (decrease) in assets               3,047,007      1,150,559         25,855       (393,958)

Assets beginning of year                          1,549,796        399,237      3,140,867      3,534,825
                                                --------------------------------------------------------
Assets end of year                              $ 4,596,803    $ 1,549,796    $ 3,166,722    $ 3,140,867
                                                ========================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                       SUB-ACCOUNT
--------------------------------------------------------------------------------------------

   GROWTH & INCOME TRUST           HEALTH SCIENCES TRUST             HIGH YIELD TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02     DEC. 31/01*      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$  1,028,738    $  1,481,575    $      2,415    $          -    $    454,868    $    364,655

     137,184         163,695           7,061             299          35,273          24,364
--------------------------------------------------------------------------------------------
     891,554       1,317,880          (4,646)           (299)        419,595         340,291
  (7,049,905)     (1,909,561)       (182,572)           (131)     (1,052,040)       (426,272)

    (847,978)     (2,671,541)       (132,224)          9,457         176,472        (124,780)
--------------------------------------------------------------------------------------------

  (7,006,329)     (3,263,222)       (319,442)          9,027        (455,973)       (210,761)
--------------------------------------------------------------------------------------------

   4,512,350       7,197,987       1,049,495          44,675       1,650,874       1,463,073
  (2,329,861)     (2,783,042)       (106,860)         (4,643)       (492,798)       (318,463)
     (28,242)        (56,065)           (259)             (8)         12,785         (12,792)
  (2,815,585)     (1,383,997)      1,037,101         101,906         517,035          18,333
--------------------------------------------------------------------------------------------

    (661,338)      2,974,883       1,979,477         141,930       1,687,896       1,150,151
--------------------------------------------------------------------------------------------
  (7,667,667)       (288,339)      1,660,035         150,957       1,231,923         939,390

  26,826,511      27,114,850         150,957               -       4,979,952       4,040,562
--------------------------------------------------------------------------------------------
$ 19,158,844    $ 26,826,511    $  1,810,992    $    150,957       6,211,875    $  4,979,952
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                      SUB-ACCOUNT
                                                --------------------------------------------------------

                                                   INCOME & VALUE TRUST       INTERNATIONAL INDEX TRUST
                                                --------------------------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
                                                --------------------------------------------------------
Income:
      Dividends                                 $   219,396    $   313,451    $     4,466    $     2,308
Expenses:
      Mortality and expense risks, and
         administrative charges                      62,860         47,256          1,485          1,201
                                                --------------------------------------------------------
Net investment income (loss) during the year        156,536        266,195          2,981          1,107
Net realized gain (loss) during the year         (1,542,364)      (559,898)       (34,231)        19,590
Unrealized appreciation (depreciation) during
     the year                                      (601,218)       489,673        (13,390)       (25,006)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                              (1,987,046)       195,970        (44,640)        (4,309)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      3,098,473      2,927,089        137,008         41,657
    Transfer on terminations                     (3,509,025)      (507,821)       (15,148)         1,461
    Transfer on policy loans                          3,432         (2,345)             -              -
    Net interfund transfers                          34,669        998,546         46,665        113,831
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    (372,451)     3,415,469        168,525        156,949
                                                --------------------------------------------------------
Total increase (decrease) in assets              (2,359,497)     3,611,439        123,885        152,640

Assets beginning of year                          9,857,366      6,245,927        197,118         44,478
                                                --------------------------------------------------------
Assets end of year                              $ 7,497,869    $ 9,857,366    $   321,003    $   197,118
                                                ========================================================

See accompanying notes.

                                        SUB-ACCOUNT
--------------------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP TRUST      INTERNATIONAL STOCK TRUST     INTERNATIONAL VALUE TRUST
--------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
--------------------------------------------------------------------------------------------
$          -    $          -    $     55,435    $    724,688    $     22,818    $     51,943

      18,450          19,248          68,013          85,559          20,104          12,480
--------------------------------------------------------------------------------------------
     (18,450)        (19,248)        (12,578)        639,129           2,714          39,463
    (722,338)     (2,445,760)     (3,341,684)     (2,874,694)       (697,533)       (136,918)

     152,835       1,133,243         166,750      (1,742,352)        (14,848)       (109,824)
--------------------------------------------------------------------------------------------

    (587,953)     (1,331,765)     (3,187,512)     (3,977,917)       (709,667)       (207,279)
--------------------------------------------------------------------------------------------

     541,008       1,124,796       2,898,360       3,455,803       1,114,602         767,659
    (310,511)       (291,278)       (832,787)     (1,140,441)     (1,555,222)        (91,002)
       5,421          (2,399)          1,836          18,665             (20)         (2,127)
     889,216      (1,382,848)       (351,685)     (3,182,024)        973,870        (156,513)
--------------------------------------------------------------------------------------------

   1,125,134        (551,729)      1,715,724        (847,997)        533,230         518,017
--------------------------------------------------------------------------------------------
     537,181      (1,883,494)     (1,471,788)     (4,825,914)       (176,437)        310,738

   2,355,865       4,239,359      12,791,612      17,617,526       2,154,783       1,844,045
--------------------------------------------------------------------------------------------
$  2,893,046    $  2,355,865    $ 11,319,824    $ 12,791,612    $  1,978,346    $  2,154,783
============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                        SUB-ACCOUNT
                                                ------------------------------------------------------------

                                                INTERNET TECHNOLOGIES TRUST    INVESTMENT QUALITY BOND TRUST
                                                ------------------------------------------------------------
                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
                                                ------------------------------------------------------------
Income:
      Dividends                                 $          -    $          -    $  1,189,894    $  1,038,232
Expenses:
      Mortality and expense risks, and
         administrative charges                          315             534         151,595         117,157
                                                ------------------------------------------------------------
Net investment income (loss) during the year            (315)           (534)      1,038,299         921,075
Net realized gain (loss) during the year             (51,726)       (105,359)         72,540          56,285
Unrealized appreciation (depreciation) during
     the year                                         25,602          57,990         992,983         120,363
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  (26,439)        (47,903)      2,103,822       1,097,723
                                                ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         118,822          39,504       4,364,619       2,162,620
    Transfer on terminations                          (6,040)        (51,889)     (2,663,866)     (1,810,385)
    Transfer on policy loans                           1,049          38,672          10,079         (59,787)
    Net interfund transfers                         (132,171)         11,323       1,994,557       2,956,184
                                                ------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                      (18,340)         37,610       3,705,389       3,248,632
                                                ------------------------------------------------------------
Total increase (decrease) in assets                  (44,779)        (10,293)      5,809,211       4,346,355

Assets beginning of year                             121,782         132,075      20,633,935      16,287,580
                                                ------------------------------------------------------------
Assets end of year                              $     77,003    $    121,782    $ 26,443,146    $ 20,633,935
                                                ============================================================

See accompanying notes.

                                    SUB-ACCOUNT
--------------------------------------------------------------------------------------
                                 LIFESTYLE AGGRESSIVE           LIFESTYLE BALANCED
  LARGE CAP GROWTH TRUST              1000 TRUST                    640 TRUST
--------------------------------------------------------------------------------------
YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
--------------------------------------------------------------------------------------
$    23,587    $   295,174    $     4,221    $    48,963    $   280,497    $   331,915

     45,926         46,931          3,392          4,132         49,187         29,162
--------------------------------------------------------------------------------------
    (22,339)       248,243            829         44,831        231,310        302,753
 (1,934,884)    (1,527,720)       (62,261)       (22,918)      (946,532)      (136,989)

     61,333       (209,087)       (63,148)      (125,118)      (227,333)      (249,686)
--------------------------------------------------------------------------------------

 (1,895,890)    (1,488,564)      (124,580)      (103,205)      (942,555)       (83,922)
--------------------------------------------------------------------------------------

  2,370,098      2,254,611         88,072        231,142      3,865,016        371,326
   (921,243)      (668,625)      (150,305)       (81,277)    (1,160,404)      (362,681)
       (437)        (8,444)        31,277        (33,421)         3,754            348
    664,560        151,119        (76,511)       (42,839)       (21,995)     2,286,328
--------------------------------------------------------------------------------------

  2,112,978      1,728,661       (107,467)        73,605      2,686,371      2,295,321
--------------------------------------------------------------------------------------
    217,088        240,097       (232,047)       (29,600)     1,743,816      2,211,399

  7,423,884      7,183,787        644,205        673,805      6,058,824      3,847,425
--------------------------------------------------------------------------------------
$ 7,640,972    $ 7,423,884    $   412,158    $   644,205    $ 7,802,640    $ 6,058,824
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                ----------------------------------------------------------------
                                                     LIFESTYLE CONSERVATIVE               LIFESTYLE GROWTH
                                                           280 TRUST                         820 TRUST
                                                ----------------------------------------------------------------
                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DEC. 31/02       DEC. 31/01       DEC. 31/02       DEC. 31/01
                                                ----------------------------------------------------------------
Income:
      Dividends                                 $     108,604      $    18,155      $    26,053      $   138,327
Expenses:
      Mortality and expense risks, and
         administrative charges                        21,180            8,121            8,239           10,035
                                                ----------------------------------------------------------------
Net investment income (loss) during the year           87,424           10,034           17,814          128,292
Net realized gain (loss) during the year               11,291            4,995         (220,936)        (137,729)
Unrealized appreciation (depreciation) during
     the year                                         (59,576)          66,747          (23,337)        (157,193)
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                    39,139           81,776         (226,459)        (166,630)
                                                ----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                        1,034,779          187,412          547,960          677,808
    Transfer on terminations                         (129,036)        (138,365)        (291,399)        (251,621)
    Transfer on policy loans                                -           57,345           13,567          (18,770)
    Net interfund transfers                        (1,294,598)       3,266,336         (186,119)        (434,872)
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                      (388,855)       3,372,728           84,009          (27,455)
                                                ----------------------------------------------------------------
Total increase (decrease) in assets                  (349,716)       3,454,504         (142,450)        (194,085)

Assets beginning of year                            3,748,192          293,688        1,316,120        1,510,205
                                                ----------------------------------------------------------------
Assets end of year                              $   3,398,476      $ 3,748,192      $ 1,173,670      $ 1,316,120
                                                ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                  SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
        LIFESTYLE MODERATE
           460 TRUST                         MID CAP GROWTH TRUST                     MID CAP INDEX TRUST
---------------------------------------------------------------------------------------------------------------
 YEAR ENDED         YEAR ENDED          YEAR ENDED          PERIOD ENDED         YEAR ENDED         YEAR ENDED
 DEC. 31/02         DEC. 31/01          DEC. 31/02          DEC. 31/01*          DEC. 31/02         DEC. 31/01
---------------------------------------------------------------------------------------------------------------
$    23,371         $    45,549         $         -         $         -         $     8,488         $     6,646

      5,008               4,531               1,793                 280               8,024               2,477
---------------------------------------------------------------------------------------------------------------
     18,363              41,018              (1,793)               (280)                464               4,169
    (28,444)            (48,000)            (76,540)               (668)            (40,168)             (8,484)

    (33,999)              3,455             (31,829)                948            (229,866)             79,350
---------------------------------------------------------------------------------------------------------------

    (44,080)             (3,527)           (110,162)                  -            (269,570)             75,035
---------------------------------------------------------------------------------------------------------------

    276,698             299,371             288,488               2,160             512,495             165,037
    (71,999)            (27,261)            (77,570)             (5,328)           (110,075)            (15,787)
    (13,705)             (1,577)                  -                 (13)                  -                   -
    (59,576)            255,068              59,925             187,330             474,315             583,037
---------------------------------------------------------------------------------------------------------------

    131,418             525,601             270,843             184,149             876,735             732,287
---------------------------------------------------------------------------------------------------------------
     87,338             522,074             160,681             184,149             607,165             807,322

    817,107             295,033             184,149                   -           1,052,814             245,492
---------------------------------------------------------------------------------------------------------------
$   904,445         $   817,107         $   344,830         $   184,149         $ 1,659,979         $ 1,052,814
===============================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                ----------------------------------------------------------------

                                                  MID CAP OPPORTUNITIES TRUST           MID CAP STOCK TRUST
                                                ----------------------------------------------------------------
                                                   YEAR ENDED      PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                                   DEC. 31/02      DEC. 31/01*      DEC. 31/02       DEC. 31/01
                                                ----------------------------------------------------------------
Income:
      Dividends                                 $           -      $         -      $         -      $         -
Expenses:
      Mortality and expense risks, and
         administrative charges                           416                9            9,437            3,662
                                                ----------------------------------------------------------------
Net investment income (loss) during the year             (416)              (9)          (9,437)          (3,662)
Net realized gain (loss) during the year              (24,724)             (86)        (251,143)         (45,762)
Unrealized appreciation (depreciation) during
     the year                                          (3,485)             531         (198,793)          40,189
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                   (28,625)             436         (459,373)          (9,235)
                                                ----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                           89,702           11,097          307,634          290,579
    Transfer on terminations                          (16,907)            (299)         (83,558)         (46,475)
    Transfer on policy loans                                -                -              119             (775)
    Net interfund transfers                            21,866           (5,289)         758,879          148,323
                                                ----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                        94,661            5,509          983,074          391,652
                                                ----------------------------------------------------------------
Total increase (decrease) in assets                    66,036            5,945          523,701          382,417

Assets beginning of year                                5,945                -          762,884          380,467
                                                ----------------------------------------------------------------
Assets end of year                              $      71,981      $     5,945      $ 1,286,585      $   762,884
                                                ================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
        MID CAP VALUE TRUST                          MONEY MARKET TRUST                       OVERSEAS TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/02          DEC. 31/01*           DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
---------------------------------------------------------------------------------------------------------------------
$          -         $        300         $    478,919         $  1,406,181         $     18,535         $    280,476

      13,109                  354              244,823              247,839               21,169               19,262
---------------------------------------------------------------------------------------------------------------------
     (13,109)                 (54)             234,096            1,158,342               (2,634)             261,214
    (149,405)                (121)                   -                    -             (593,630)            (947,613)

       8,882                4,715                    -                    -             (256,938)            (133,134)
---------------------------------------------------------------------------------------------------------------------

    (153,632)               4,540              234,096            1,158,342             (853,202)            (819,533)
---------------------------------------------------------------------------------------------------------------------

   1,152,185                4,757           22,781,307           15,914,531              693,934            1,825,852
    (167,360)              (6,299)         (10,895,655)          (4,138,780)            (419,532)            (172,669)
     (10,493)                   -               12,877               59,448               (3,037)              (1,045)
   3,438,225              131,054          (11,488,598)         (12,495,921)           1,218,009             (707,543)
---------------------------------------------------------------------------------------------------------------------

   4,412,557              129,512              409,931             (660,722)           1,489,374              944,595
---------------------------------------------------------------------------------------------------------------------
   4,258,925              134,052              644,027              497,620              636,172              125,062

     134,052                    -           40,817,893           40,320,273            3,057,649            2,932,587
---------------------------------------------------------------------------------------------------------------------
$  4,392,977         $    134,052         $ 41,461,920         $ 40,817,893         $  3,693,821         $  3,057,649
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                ------------------------------------------------------------------
                                                          PACIFIC RIM
                                                    EMERGING MARKETS TRUST            QUANTITATIVE EQUITY TRUST
                                                ------------------------------------------------------------------
                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                 DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                                                ------------------------------------------------------------------
Income:
      Dividends                                 $      4,494      $     17,876      $     74,512      $  5,763,630
Expenses:
      Mortality and expense risks, and
         administrative charges                       23,632            28,589           162,736           245,827
                                                ------------------------------------------------------------------
Net investment income (loss) during the year         (19,138)          (10,713)          (88,224)        5,517,803
Net realized gain (loss) during the year            (265,493)         (544,084)       (3,576,298)            3,969
Unrealized appreciation (depreciation) during
     the year                                       (137,063)         (363,220)       (5,091,616)      (16,124,132)
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                 (421,694)         (918,017)       (8,756,138)      (10,602,360)
                                                ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         480,888           893,495         2,985,924         3,856,667
    Transfer on terminations                        (289,805)         (370,974)       (3,418,966)       (4,824,890)
    Transfer on policy loans                           9,969             9,636            75,703          (204,485)
    Net interfund transfers                         (677,715)         (753,963)       (2,828,796)       (1,271,560)
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                     (476,663)         (221,806)       (3,186,135)       (2,444,268)
                                                ------------------------------------------------------------------
Total increase (decrease) in assets                 (898,357)       (1,139,823)      (11,942,273)      (13,046,628)

Assets beginning of year                           3,999,341         5,139,164        33,132,109        46,178,737
                                                ------------------------------------------------------------------
Assets end of year                              $  3,100,984      $  3,999,341      $ 21,189,836      $ 33,132,109
                                                ==================================================================

+   Fund available in prior year but no activity.

See accompanying notes.

                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
QUANTITATIVE              REAL ESTATE SECURITIES                     SCIENCE & TECHNOLOGY
MID CAP TRUST                     TRUST                                     TRUST
------------------------------------------------------------------------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/02+          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
------------------------------------------------------------------------------------------------
$          -         $    679,289         $    565,952         $          -         $  2,074,187

          26              133,904              114,582              136,758              208,115
------------------------------------------------------------------------------------------------
         (26)             545,385              451,370             (136,758)           1,866,072
        (758)            (121,083)              15,488          (19,749,962)         (23,439,867)

        (594)            (209,085)              23,813            6,519,479              799,159
------------------------------------------------------------------------------------------------

      (1,378)             215,217              490,671          (13,367,241)         (20,774,636)
------------------------------------------------------------------------------------------------

      52,760            3,435,990            2,354,244            6,795,417           15,791,038
      (1,578)          (2,011,866)          (2,137,436)          (2,368,085)          (2,038,794)
           -                3,151             (128,228)              39,657                7,147
     (41,665)             896,742            2,063,609           (1,937,102)          (5,452,439)
------------------------------------------------------------------------------------------------

       9,517            2,324,017            2,152,189            2,529,887            8,306,952
------------------------------------------------------------------------------------------------
       8,139            2,539,234            2,642,860          (10,837,354)         (12,467,684)

           -           19,809,218           17,166,358           29,690,730           42,158,414
------------------------------------------------------------------------------------------------
$      8,139         $ 22,348,452         $ 19,809,218         $ 18,853,376         $ 29,690,730
================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                ------------------------------------------------------------------
                                                     SMALL CAP INDEX TRUST            SMALL COMPANY BLEND TRUST
                                                ------------------------------------------------------------------
                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                 DEC. 31/02        DEC. 31/01        DEC. 31/02        DEC. 31/01
                                                ------------------------------------------------------------------
Income:
      Dividends                                 $     18,236      $     10,858      $      7,812      $      9,171
Expenses:
      Mortality and expense risks, and
         administrative charges                        9,980             1,175            24,764            14,376
                                                ------------------------------------------------------------------
Net investment income (loss) during the year           8,256             9,683           (16,952)           (5,205)
Net realized gain (loss) during the year            (253,157)          (22,401)         (860,269)         (529,157)
Unrealized appreciation (depreciation) during
     the year                                       (309,835)            5,971          (358,919)          632,730
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                 (554,736)           (6,747)       (1,236,140)           98,368
                                                ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         972,195           108,743           917,119           979,340
    Transfer on terminations                         (99,704)           (5,551)       (1,520,421)         (102,979)
    Transfer on policy loans                            (321)             (630)           (1,109)           (1,125)
    Net interfund transfers                        1,080,755           547,601         1,015,210           870,424
                                                ------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    1,952,925           650,163           410,799         1,745,660
                                                ------------------------------------------------------------------
Total increase (decrease) in assets                1,398,189           643,416          (825,341)        1,844,028

Assets beginning of year                             687,114            43,698         3,178,735         1,334,707
                                                ------------------------------------------------------------------
Assets end of year                              $  2,085,303      $    687,114      $  2,353,394      $  3,178,735
                                                ==================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
    SMALL COMPANY VALUE TRUST                    STRATEGIC BOND TRUST                    STRATEGIC GROWTH TRUST
---------------------------------------------------------------------------------------------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
 DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01           DEC. 31/02          DEC. 31/01*
---------------------------------------------------------------------------------------------------------------------
$     52,194         $      6,135         $    160,273         $     80,052         $          -         $          -

      52,795               21,354               19,528               11,568                4,415                1,198
---------------------------------------------------------------------------------------------------------------------
        (601)             (15,219)             140,745               68,484               (4,415)              (1,198)
    (132,532)              56,062               (4,480)             (24,852)            (176,001)              (1,048)

    (583,193)             255,780              105,514               36,476              (51,148)              42,935
---------------------------------------------------------------------------------------------------------------------

    (716,326)             296,623              241,779               80,108             (231,564)              40,689
---------------------------------------------------------------------------------------------------------------------

   2,975,248            1,135,468              770,702              270,389              436,601               14,734
    (594,996)            (194,581)            (225,423)             (93,614)             (88,086)               7,320
      (9,779)             (10,873)              (5,348)             (51,468)                (363)                   -
   4,603,419            1,662,081               64,515            1,620,314               99,216              693,970
---------------------------------------------------------------------------------------------------------------------

   6,973,892            2,592,095              604,446            1,745,621              447,368              716,024
---------------------------------------------------------------------------------------------------------------------
   6,257,566            2,888,718              846,225            1,825,729              215,804              756,713

   5,349,826            2,461,108            2,855,362            1,029,633              756,713                    -
---------------------------------------------------------------------------------------------------------------------
$ 11,607,392         $  5,349,826         $  3,701,587         $  2,855,362         $    972,517         $    756,713
=====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                    -----------------------------------------------------------------
                                                    STRATEGIC OPPORTUNITIES TRUST          TACTICAL ALLOCATION TRUST
                                                    -----------------------------------------------------------------
                                                    YEAR ENDED          YEAR ENDED         YEAR ENDED      YEAR ENDED
                                                    DEC. 31/02          DEC. 31/01         DEC. 31/02      DEC. 31/01
                                                    -----------------------------------------------------------------
Income:
      Dividends                                     $         -        $  2,218,057        $        -      $      537
Expenses:
      Mortality and expense risks, and
         administrative charges                          61,779              92,932               289             185
                                                    -----------------------------------------------------------------
Net investment income (loss) during the year            (61,779)          2,125,125              (289)            352
Net realized gain (loss) during the year             (3,587,832)         (5,224,037)           (6,441)        (10,966)
Unrealized appreciation (depreciation) during
      the year                                       (1,443,404)           (449,024)           (2,859)            132
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  (5,093,015)         (3,547,936)           (9,589)        (10,482)
                                                    -----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                          2,448,706           5,381,675            13,436          12,503
    Transfer on terminations                         (1,942,198)           (992,898)             (803)         (1,918)
    Transfer on policy loans                            (29,397)             23,131                 -               -
    Net interfund transfers                           2,017,910          (5,638,761)          (60,375)         82,506
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                       2,495,021          (1,226,853)          (47,742)         93,091
                                                    -----------------------------------------------------------------
Total increase (decrease) in assets                  (2,597,994)         (4,774,789)          (57,331)         82,609

Assets beginning of year                              9,806,062          14,580,851            82,609               -
                                                    -----------------------------------------------------------------
Assets end of year                                  $ 7,208,068        $  9,806,062        $   25,278      $   82,609
                                                    =================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                    SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
                                                                         TOTAL STOCK MARKET
  TELECOMMUNICATIONS TRUST              TOTAL RETURN TRUST                  INDEX TRUST
-----------------------------------------------------------------------------------------------
YEAR ENDED        PERIOD ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
DEC. 31/02         DEC. 31/01*       DEC. 31/02      DEC. 31/01      DEC. 31/02      DEC. 31/01
-----------------------------------------------------------------------------------------------
$        -        $          -      $  1,306,870    $   234,318      $   13,726       $  24,546
       253                  70           166,163         61,535          20,780          13,278
-----------------------------------------------------------------------------------------------
      (253)                (70)        1,140,707        172,783          (7,054)         11,268
   (32,374)                (55)          886,337        196,395        (648,319)       (318,709)
    (5,063)             (3,950)          719,028        277,899         (83,988)         99,910
-----------------------------------------------------------------------------------------------
   (37,690)             (4,075)        2,746,072        647,077        (739,361)       (207,531)
-----------------------------------------------------------------------------------------------
    91,948                  55         9,107,182      3,312,061       1,809,789         336,664
    (4,787)               (249)       (7,198,278)      (359,550)     (2,479,168)       (100,895)
         -                   -            54,941        (51,927)              -               -
    20,684              30,276        11,451,594     12,577,035        (244,375)      1,698,661
-----------------------------------------------------------------------------------------------
   107,845              30,082        13,415,439     15,477,619        (913,754)      1,934,430
-----------------------------------------------------------------------------------------------
    70,155              26,007        16,161,511     16,124,696      (1,653,115)      1,726,899
    26,007                   -        20,755,404      4,630,708       3,050,162       1,323,263
-----------------------------------------------------------------------------------------------
 $  96,162        $     26,007      $ 36,916,915    $20,755,404     $ 1,397,047      $3,050,162
===============================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                             SUB-ACCOUNT
                                                    -------------------------------------------------------------
                                                            U.S. GOVERNMENT                  U.S. LARGE CAP
                                                           SECURITIES TRUST                   VALUE TRUST
                                                    -------------------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                     DEC. 31/02       DEC. 31/01      DEC. 31/02       DEC. 31/01
                                                    -------------------------------------------------------------
Income:
      Dividends                                     $   437,328      $   290,455      $   10,471       $   21,133
Expenses:
      Mortality and expense risks, and
         administrative charges                          78,144           38,775          18,043           16,581
                                                    -------------------------------------------------------------
Net investment income (loss) during the year            359,184          251,680          (7,572)           4,552
Net realized gain (loss) during the year                287,465           45,200        (772,887)        (120,809)
Unrealized appreciation (depreciation) during
     the year                                           343,462           28,056        (232,201)         (57,196)
                                                    -------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                     990,111          324,936      (1,012,660)        (173,453)
                                                    -------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                          5,349,850        1,522,630       1,093,616        1,960,789
    Transfer on terminations                         (2,853,962)        (445,162)       (330,600)        (208,867)
    Transfer on policy loans                             49,573          (27,403)            981           (5,424)
    Net interfund transfers                           2,534,710        6,043,832        (735,013)        (126,044)
                                                    -------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                       5,080,171        7,093,897          28,984        1,620,454
                                                    -------------------------------------------------------------
Total increase (decrease) in assets                   6,070,282        7,418,833        (983,676)       1,447,001
Assets beginning of year                              9,992,662        2,573,829       3,505,205        2,058,204
                                                    -------------------------------------------------------------
Assets end of year                                  $16,062,944      $ 9,992,662      $2,521,529       $3,505,205
                                                    =============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                      SUB-ACCOUNT
------------------------------------------------------------------------------------------------
       UTILITIES TRUST                      VALUE TRUST                    500 INDEX TRUST
------------------------------------------------------------------------------------------------
YEAR ENDED        PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
DEC. 31/02        DEC. 31/01*       DEC. 31/02       DEC. 31/01       DEC. 31/02      DEC. 31/01
------------------------------------------------------------------------------------------------
$        2        $        251      $    247,450    $   225,855      $        34      $    6,837
       234                 147            71,933         52,453            7,760           2,267
------------------------------------------------------------------------------------------------
      (232)                104           175,517        173,402           (7,726)          4,570
   (16,746)                (90)         (946,844)       398,422         (253,053)        (38,573)
     9,738              (8,702)       (2,465,738)      (253,028)        (129,238)        (13,693)
------------------------------------------------------------------------------------------------
    (7,240)             (8,688)       (3,237,065)       318,796         (390,017)        (47,696)
------------------------------------------------------------------------------------------------
    22,416                 394         2,724,184      2,580,365        1,596,778         381,978
    (2,054)               (478)       (1,724,731)      (540,089)         412,010         (35,458)
         -                   -            (1,898)         1,379            1,641           2,238
   (34,609)             58,874          (367,235)     4,910,592          304,033         375,732
------------------------------------------------------------------------------------------------
   (14,247)             58,790           630,320      6,952,247        2,314,462         724,490
------------------------------------------------------------------------------------------------
   (21,487)             50,102        (2,606,745)     7,271,043        1,924,445         676,794
    50,102                   -        11,984,303      4,713,260          925,055         248,261
------------------------------------------------------------------------------------------------

$   28,615        $     50,102      $  9,377,558    $11,984,303      $ 2,849,500      $  925,055
================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                TOTAL
                                                   ------------------------------
                                                     YEAR ENDED       YEAR ENDED
                                                     DEC. 31/02       DEC. 31/01
                                                   ------------------------------
Income:
      Dividends                                    $   9,045,299    $  27,590,700
Expenses:
      Mortality and expense risks, and
         administrative charges                        3,132,278        3,162,753
                                                   ------------------------------
Net investment income (loss) during the year           5,913,021       24,427,947
Net realized gain (loss) during the year             (91,838,754)     (58,758,141)
Unrealized appreciation (depreciation) during
     the year                                        (14,708,009)     (50,836,713)
                                                   ------------------------------
Net increase (decrease) in assets
    from operations                                 (100,633,742)     (85,166,907)
                                                   ------------------------------
Changes from principal transactions:
    Transfer of net premiums                         139,772,264      134,837,297
    Transfer on terminations                         (82,492,136)     (44,885,104)
    Transfer on policy loans                             337,863         (379,191)
    Net interfund transfers                           (1,395,122)        (131,156)
                                                   ------------------------------
Net increase (decrease) in assets
    from principal transactions                       56,222,869       89,441,846
                                                   ------------------------------
Total increase (decrease) in assets                  (44,410,873)       4,274,939
Assets beginning of year                             530,740,932      526,465,993
                                                   ------------------------------
Assets end of year                                 $ 486,330,059    $ 530,740,932
                                                   ==============================

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                          Notes to Financial Statements

                                December 31, 2002

1.   ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account N (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account N from The Manufacturers Life Insurance Company of America Separate Account Four.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

1.   ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

   PREVIOUS NAME                            NEW NAME                         EFFECTIVE DATE
   -------------                            --------                         --------------
    Growth Trust                       All Cap Core Trust                  November 25, 2002
Mid Cap Blend Trust              Strategic Opportunities Trust                May 1, 2001

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                                     COMMENCEMENT OF OPERATIONS OF
                                                           THE SUB-ACCOUNTS
                                                     -----------------------------
All Cap Value Trust                                          May 1, 2001
Capital Appreciation Trust                                   May 1, 2001
Capital Opportunities Trust                                  May 1, 2001
Financial Services Trust                                     May 1, 2001
Fundamental Value Trust                                      May 1, 2001
Health Sciences Trust                                        May 1, 2001
Mid Cap Growth Trust                                         May 1, 2001
Mid Cap Opportunities Trust                                  May 1, 2001
Mid Cap Value Trust                                          May 1, 2001
Quantitative Mid Cap Trust+                                  May 1, 2001
Strategic Growth Trust                                       May 1, 2001
Telecommunications Trust                                     May 1, 2001
Utilities Trust                                              May 1, 2001

+ Fund available but no activity in 2001.

2.   SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

The 2001 financial highlights have been recomputed to conform to current year presentation.

3.   MORTALITY AND EXPENSE RISKS CHARGE

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.40% and 0.65% of the average net value of the Account's assets for the assumption of mortality and expense risks.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

4.   CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.   PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                               PURCHASES           SALES
                                              -----------------------------
SUB-ACCOUNTS:
  Aggressive Growth Trust                     $ 4,580,675       $ 4,181,598
  All Cap Core Trust                            7,788,845        11,233,303
  All Cap Growth Trust                          7,293,382         7,305,070
  All Cap Value Trust                             966,058           617,039
  Balanced Trust                                4,528,088         7,220,609
  Blue Chip Growth Trust                       32,277,573        32,935,521
  Capital Appreciation Trust                      558,583           378,795
  Capital Opportunities Trust                     240,792            34,312
  Diversified Bond Trust                       15,355,650        15,237,121
  Dynamic Growth Trust                            848,327           441,091
  Emerging Small Company Trust                 20,566,379        23,359,524
  Equity-Income Trust                          28,230,212        18,870,037
  Equity Index Trust                           32,379,837        38,113,389
  Financial Services Trust                        446,369           174,792
  Fundamental Value Trust                         382,167           251,142
  Global Bond Trust                             4,993,322         2,303,681
  Global Equity Trust                           4,478,650         3,762,460
  Growth & Income Trust                        20,360,577        20,130,360
  Health Sciences Trust                         2,871,414           896,583
  High Yield Trust                              8,497,475         6,389,982
  Income & Value Trust                         10,207,150        10,423,066
  International Index Trust                       315,255           143,749
  International Small Cap Trust                 3,302,590         2,195,907
  International Stock Trust                    17,088,430        15,385,285
  International Value Trust                     3,506,958         2,971,015
  Internet Technologies Trust                     196,812           215,468
  Investment Quality Bond Trust                11,661,425         6,917,737
  Large Cap Growth Trust                        6,958,369         4,867,729
  Lifestyle Aggressive 1000 Trust                 129,599           236,236
  Lifestyle Balanced 640 Trust                  7,681,501         4,763,820
  Lifestyle Conservative 280 Trust              3,027,984         3,329,414

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

5.   PURCHASES AND SALES (CONTINUED)

                                              PURCHASES           SALES
                                            -------------------------------
SUB-ACCOUNTS:
 Lifestyle Growth 820 Trust                 $  1,012,532      $     910,709
 Lifestyle Moderate 460 Trust                    681,054            531,272
 Mid Cap Growth Trust                            595,331            326,281
 Mid Cap Index Trust                           1,729,912            852,714
 Mid Cap Opportunities Trust                     531,778            437,534
 Mid Cap Stock Trust                           2,164,126          1,190,489
 Mid Cap Value Trust                           8,302,625          3,903,178
 Money Market Trust                           67,525,614         66,881,586
 Overseas Trust                                3,016,711          1,529,971
 Pacific Rim Emerging Markets Trust            2,849,347          3,345,147
 Quantitative Equity Trust                     4,636,123          7,910,482
 Quantitative Mid Cap Trust                       59,377             49,886
 Real Estate Securities Trust                 17,574,584         14,705,182
 Science & Technology Trust                   24,545,649         22,152,519
 Small Cap Index Trust                         3,568,354          1,607,172
 Small Company Blend Trust                     5,045,720          4,651,874
 Small Company Value Trust                    18,288,066         11,314,775
 Strategic Bond Trust                          7,001,084          6,255,892
 Strategic Growth Trust                        2,697,136          2,254,184
 Strategic Opportunities Trust                 8,444,933          6,011,691
 Tactical Allocation Trust                       236,828            284,859
 Telecommunications Trust                        250,957            143,364
 Total Return Trust                           55,112,275         40,556,131
 Total Stock Market Index Trust                2,856,034          3,776,842
 U.S. Government Securities Trust             19,655,095         14,215,740
 U.S. Large Cap Value Trust                    4,950,294          4,928,881
 Utilities Trust                                  96,710            111,190
 Value Trust                                   9,634,240          8,828,402
 500 Index Trust                               5,486,168          3,179,432
                                            -------------------------------
                                            $540,269,105      $ 478,133,214
                                            ===============================

6.   FINANCIAL HIGHLIGHTS

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in note 3.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              AGGRESSIVE GROWTH TRUST                      ALL CAP CORE TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         388,103              290,154              955,887              901,341
Units issued                                     416,070              253,473              744,586              586,549
Units redeemed                                  (386,806)            (155,524)          (1,067,563)            (532,003)
                                      ---------------------------------------------------------------------------------
Units, end of year                               417,367              388,103              632,910              955,887
                                      =================================================================================

Unit value, end of year               $  8.07 - $  11.16   $  10.82 - $ 14.91   $  5.76 - $  10.54   $  7.75 - $  14.12

Net assets, end of year               $        4,062,865   $        5,113,597   $        5,895,402   $       12,500,179

Investment income ratio(1)                          0.00%                0.00%                0.00%                0.00%
Expense ratio, lowest to
highest(2)                              0.45%  TO   0.65%    0.55%  to   0.65%    0.45%  TO   0.65%    0.55%  to   0.65%
Total return, lowest to highest(3)    (25.45%) TO (25.30%) (26.46%) to (26.39%) (25.72%) TO (25.57%) (21.88%) to (21.80%)


                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                               ALL CAP GROWTH TRUST                        ALL CAP VALUE TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                         DEC. 31/02           DEC. 31/01            DEC. 31/02           DEC. 31/01*
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         604,579              371,985                1,194                    -
Units issued                                     510,835              493,095               83,130                1,531
Units redeemed                                  (513,319)            (260,501)             (64,565)                (337)
                                      ---------------------------------------------------------------------------------
Units, end of year                               602,095              604,579               19,759                1,194
                                      =================================================================================

Unit value, end of year               $  7.30 - $  14.11   $  9.71 - $  18.73   $  9.00 - $   9.03   $            12.56

Net assets, end of year               $        7,785,855   $       10,184,673   $          177,909   $           14,993

Investment income ratio(1)                          0.00%                0.00%                0.01%                0.03%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%    0.45%  to   0.65%    0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (24.90%) TO (24.75%) (24.27%) to (24.11%) (28.30%) TO (28.16%)               0.46%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------

                                                   BALANCED TRUST                        BLUE CHIP GROWTH TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                         DEC. 31/02           DEC. 31/01            DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                       1,197,589            1,380,133            1,996,442            1,789,836
Units issued                                     172,364              171,891            2,117,890            1,329,733
Units redeemed                                  (304,285)            (354,435)          (2,211,958)          (1,123,127)
                                      ---------------------------------------------------------------------------------
Units, end of year                             1,065,668            1,197,589            1,902,374            1,996,442
                                      =================================================================================

Unit value, end of year               $  8.39 - $  22.60   $  9.85 - $  26.49   $  7.98 - $  14.97   $  10.60 - $ 19.85

Net assets, end of year               $       23,887,858   $       31,589,231   $       26,370,964   $       36,203,915

Investment income ratio(1)                          2.55%                2.30%                0.00%                0.00%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%    0.40%  to   0.65%    0.40%  TO   0.65%    0.40%  to   0.65%
Total return, lowest to highest(3)    (14.92%) TO (14.70%) (10.78%) to (10.55%) (24.75%) TO (24.56%) (15.16%) to (14.95%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                            CAPITAL APPRECIATION TRUST                CAPITAL OPPORTUNITIES TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED         PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01*          DEC. 31/02          DEC. 31/01*
                                      ---------------------------------------------------------------------------------
Units, beginning of year                           3,341                    -                9,069                    -
Units issued                                      67,713                3,401               29,192                9,089
Units redeemed                                   (45,881)                 (60)              (3,745)                 (20)
                                      ---------------------------------------------------------------------------------
Units, end of year                                25,173                3,341               34,516                9,069
                                      =================================================================================

Unit value, end of year               $  7.62 - $   7.64   $            11.05   $  7.71 - $   7.73   $  10.65 - $ 10.67

Net assets, end of year               $          192,338   $           36,920   $          266,768   $           96,738

Investment income ratio(1)                          0.00%                0.00%                0.00%                0.00%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%    0.45%  TO   0.65%    0.45%  to   0.65%
Total return, lowest to highest(3)    (31.07%) TO (30.93%)             (11.60%) (27.66%) TO (27.52%) (14.77%) to (14.67%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              DIVERSIFIED BOND TRUST                      DYNAMIC GROWTH TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         507,459              264,580              102,477               34,003
Units issued                                   1,003,740              513,683              235,862              352,426
Units redeemed                                (1,021,614)            (270,804)            (120,976)            (283,952)
                                      ---------------------------------------------------------------------------------
Units, end of year                               489,585              507,459              217,363              102,477
                                      =================================================================================

Unit value, end of year               $  15.51 - $ 15.95   $  14.49 - $ 14.89   $  3.36 - $   3.37   $  4.72 - $   4.73

Net assets, end of year               $        7,777,651   $        7,354,939   $          730,822   $          483,613

Investment income ratio(1)                          3.61%                3.26%                0.00%                0.28%
Expense ratio, lowest to highest(2)   0.45%   TO    0.65%  0.45%   to    0.65%    0.45%  TO   0.65%    0.55%  to   0.65%
Total return, lowest to highest(3)    6.90%   TO    7.12%  6.38%   to    6.61%  (28.83%) TO (28.63%) (40.63%) to (40.57%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              EMERGING SMALL COMPANY
                                                       TRUST                              EQUITY-INCOME TRUST
                                      ---------------------------------------------------------------------------------
                                       YEAR ENDED          YEAR ENDED               YEAR ENDED           YEAR ENDED
                                       DEC. 31/02          DEC. 31/01               DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                       1,065,694              840,091              840,766              431,687
Units issued                                     544,611              525,737            1,689,347              687,162
Units redeemed                                  (553,548)            (300,134)          (1,190,524)            (278,083)
                                      ---------------------------------------------------------------------------------
Units, end of year                             1,056,757            1,065,694            1,339,589              840,766
                                      =================================================================================

Unit value, end of year               $  8.23 - $  56.84   $  11.69 - $ 79.51   $  11.64 - $ 15.87   $  13.50 - $ 18.38

Net assets, end of year               $       41,741,461   $       63,138,723   $       20,927,060   $       15,189,718

Investment income ratio(1)                          0.00%                0.00%                1.22%                1.42%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%    0.40%  to   0.65%    0.40%  TO   0.65%   0.40%  to    0.65%
Total return, lowest to highest(3)    (29.66%) TO (29.49%) (22.75%) to (22.55%) (13.84%) TO (13.63%)  0.63%  to    0.89%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                                EQUITY INDEX TRUST                      FINANCIAL SERVICES TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                         DEC. 31/02            DEC. 31/01           DEC. 31/02          DEC. 31/01*
                                      ---------------------------------------------------------------------------------
Units, beginning of year                       2,189,228            1,984,054                8,377                    -
Units issued                                   2,193,979            1,366,361               42,607                8,668
Units redeemed                                (2,613,285)          (1,161,187)             (17,917)                (291)
                                      ---------------------------------------------------------------------------------
Units, end of year                             1,769,922            2,189,228               33,067                8,377
                                      =================================================================================

Unit value, end of year               $  7.87 - $  14.13   $  10.18 - $ 18.26   $  9.45 - $   9.48   $            11.58

Net assets, end of year               $       23,452,969   $       38,066,462   $          313,108   $           97,034

Investment income ratio(1)                          1.16%                1.00%                0.00%                0.05%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%    0.40%  to   0.65%    0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (22.81%) TO (22.61%) (12.83%) to (12.61%) (18.41%) TO (18.25%)              (7.34%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              FUNDAMENTAL VALUE TRUST                      GLOBAL BOND TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                         DEC. 31/02           DEC. 31/01*           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                          21,338                    -              118,128               30,310
Units issued                                      35,752               22,014              348,049              113,867
Units redeemed                                   (23,932)                (676)            (168,538)             (26,049)
                                      ---------------------------------------------------------------------------------
Units, end of year                                33,158               21,338              297,639              118,128
                                      =================================================================================

Unit value, end of year               $  9.72 - $   9.75   $            11.68   $  14.87 - $ 15.77   $  12.45 - $ 13.16

Net assets, end of year               $          322,506   $          249,216   $        4,596,803   $        1,549,796

Investment income ratio(1)                          0.09%                0.00%                0.00%                0.00%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%      0.45% TO  0.65%     0.55%  to  0.65%
Total return, lowest to highest(3)    (16.75%) TO (16.58%)              (6.57%)    19.35% TO 19.59%    (0.12%) to (0.03%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                               GLOBAL EQUITY TRUST                       GROWTH & INCOME TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED           YEAR ENDED           YEAR ENDED
                                         DEC. 31/02            DEC. 31/01           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         206,811              192,970            1,605,126            1,309,646
Units issued                                     360,226              133,113            1,400,088              974,279
Units redeemed                                  (294,160)            (119,272)          (1,412,348)            (678,799)
                                      ---------------------------------------------------------------------------------
Units, end of year                               272,877              206,811            1,592,866            1,605,126
                                      =================================================================================

Unit value, end of year               $  9.48 - $  12.52   $  11.79 - $ 15.50   $  7.86 - $  14.06   $  10.44 - $ 18.66

Net assets, end of year               $        3,166,722   $        3,140,867   $       19,158,844   $       26,826,511

Investment income ratio(1)                          1.15%                2.22%                0.63%                0.41%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%    0.55%  to   0.65%    0.40%  TO   0.65%    0.40%  to   0.65%
Total return, lowest to highest(3)    (19.63%) TO (19.47%) (16.63%) to (16.55%) (24.82%) TO (24.63%) (11.85%) to (11.63%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                               HEALTH SCIENCES TRUST                        HIGH YIELD TRUST
                                      ---------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                          DEC. 31/02          DEC. 31/01*           DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                          11,197                    -              395,816              298,325
Units issued                                     260,559               15,145              687,272              403,067
Units redeemed                                   (86,199)              (3,948)            (546,444)            (305,576)
                                      ---------------------------------------------------------------------------------
Units, end of year                               185,557               11,197              536,644              395,816
                                      =================================================================================

Unit value, end of year               $   9.75 - $  9.78   $            13.48   $  10.02 - $ 11.94   $  10.82 - $ 12.87

Net assets, end of year               $        1,810,992   $          150,957   $        6,211,875   $        4,979,952

Investment income ratio(1)                          0.00%                0.00%                7.65%                8.80%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%     0.40%  TO  0.65%     0.40%  to  0.65%
Total return, lowest to highest(3)    (27.71%) TO (27.57%)              (7.85%)   (7.48%) TO (7.23%)   (6.09%) to (5.85%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     -----------------------------------------------------------------------------------
                                                                                           INTERNATIONAL INDEX
                                               INCOME & VALUE TRUST                                TRUST
                                     -----------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                         DEC. 31/02            DEC. 31/01            DEC. 31/02           DEC. 31/01
                                     -----------------------------------------------------------------------------------
Units, beginning of year                         649,395              399,769                22,786                3,964
Units issued                                     747,671              426,269                40,213               74,324
Units redeemed                                  (791,218)            (176,643)              (17,925)             (55,502)
                                     -----------------------------------------------------------------------------------
Units, end of year                               605,848              649,395                45,074               22,786
                                     ===================================================================================

Unit value, end of year              $ 11.09  -  $ 13.28   $  13.27 - $ 15.86   $  7.12 -  $   7.15   $             8.65

Net assets, end of year              $         7,497,869   $        9,857,366   $           321,003   $          197,118

Investment income ratio(1)                          2.11%                2.36%                 1.93%                1.22%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%       0.40% to 0.65%     0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (16.48%) TO (16.27%)      0.33% to 0.58%   (17.69%) TO (17.51%)             (22.91%)

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------------
                                              INTERNATIONAL SMALL CAP                    INTERNATIONAL STOCK
                                                       TRUST                                     TRUST
                                     -----------------------------------------------------------------------------------------
                                         YEAR ENDED              YEAR ENDED             YEAR ENDED             YEAR ENDED
                                         DEC. 31/02              DEC. 31/01             DEC. 31/02             DEC. 31/01
                                     -----------------------------------------------------------------------------------------
Units, beginning of year                         215,989                241,469              1,135,448              1,217,912
Units issued                                     344,659                183,007              1,749,658                987,073
Units redeemed                                  (215,096)              (208,487)            (1,578,819)            (1,069,537)
                                     -----------------------------------------------------------------------------------------
Units, end of year                               345,552               215,989              1,306,287              1,135,448
                                     =========================================================================================

Unit value, end of year              $  6.40  - $  10.28    $  7.73  - $  12.36    $   7.18 - $   8.84    $  9.22  - $  11.33

Net assets, end of year              $         2,893,046    $         2,355,865    $        11,319,824    $        12,791,612

Investment income ratio(1)                          0.00%                  0.00%                  0.45%                  0.21%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%      0.55%  to   0.65%      0.40%  TO   0.65%      0.40%  to   0.65%
Total return, lowest to highest(3)    (17.27%) TO (17.10%)   (31.55%) to (31.48%)   (22.19%) TO (22.00%)   (22.05%) to (21.85%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            SUB-ACCOUNT
                                     -------------------------------------------------------------------------------------------
                                               INTERNATIONAL VALUE                       INTERNET TECHNOLOGIES
                                                     TRUST                                       TRUST
                                     -------------------------------------------------------------------------------------------
                                          YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                          DEC. 31/02              DEC. 31/01              DEC. 31/02              DEC. 31/01
                                     -------------------------------------------------------------------------------------------
Units, beginning of year                         200,221                 153,410                  32,484                  18,868
Units issued                                     349,940                 124,451                  78,577                  32,185
Units redeemed                                  (324,925)                (77,640)                (78,155)                (18,569)
                                     -------------------------------------------------------------------------------------------
Units, end of year                               225,236                 200,221                  32,906                  32,484
                                     ===========================================================================================

Unit value, end of year              $    8.77 - $  9.09     $   10.74 - $ 11.12     $   2.34 - $   2.35     $   3.75 - $   3.76

Net assets, end of year              $         1,978,346     $         2,154,783     $            77,003     $           121,782

Investment income ratio(1)                          0.71%                   1.05%                   0.00%                   0.00%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%       0.40%  to   0.65%       0.45%  TO   0.65%          0.55% to 0.65%
Total return, lowest to highest(3)    (18.38%) TO (18.16%)    (10.56%) to (10.33%)    (37.60%) TO (37.46%)    (46.45%) to (46.38%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                                INVESTMENT QUALITY
                                                    BOND TRUST                           LARGE CAP GROWTH TRUST
                                      ------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED              YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01              DEC. 31/02           DEC. 31/01
                                      --------------------------------------------------------------------------------------
Units, beginning of year                       1,255,012            1,052,039                 583,261                457,838
Units issued                                     631,277              706,642                 655,691                435,680
Units redeemed                                  (410,625)            (503,669)               (441,608)              (310,257)
                                      --------------------------------------------------------------------------------------
Units, end of year                             1,475,664            1,255,012                 797,344                583,261
                                      ======================================================================================

Unit value, end of year               $  15.73 - $ 18.14   $  14.38 - $ 16.56     $   7.21 - $  10.15    $   9.39 - $  13.17

Net assets, end of year               $       26,443,146   $       20,633,935     $         7,640,972    $         7,423,884

Investment income ratio(1)                          5.06%                5.69%                   0.32%                  0.00%
Expense ratio, lowest to highest(2)        0.40% TO 0.65%       0.40% to 0.65%       0.40%  TO   0.65%      0.40%  to   0.65%
Total return, lowest to highest(3)         9.22% TO 9.50%       6.63% to 6.90%     (23.33%) TO (23.14%)   (18.35%) to (18.14%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          SUB-ACCOUNT
                                     ------------------------------------------------------------------------------------
                                               LIFESTYLE AGGRESSIVE                           LIFESTYLE BALANCED
                                                    1000 TRUST                                    640 TRUST
                                     ------------------------------------------------------------------------------------
                                          YEAR ENDED          YEAR ENDED              YEAR ENDED            YEAR ENDED
                                          DEC. 31/02          DEC. 31/01              DEC. 31/02            DEC. 31/01
                                     ------------------------------------------------------------------------------------
Units, beginning of year                          47,093               42,247                385,225              231,860
Units issued                                      10,408               30,690                502,066              269,321
Units redeemed                                   (19,239)             (25,844)              (337,444)            (115,956)
                                      -----------------------------------------------------------------------------------
Units, end of year                                38,262               47,093                549,847              385,225
                                     ====================================================================================

Unit value, end of year              $   8.60 - $  10.82   $            13.68    $   11.22 - $ 14.27    $ 12.53 - $ 15.90

Net assets, end of year              $           412,158   $          644,205    $         7,802,640    $       6,058,824

Investment income ratio(1)                          0.81%                4.05%                   3.49%               4.97%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%      0.40%  TO    0.65%    0.45%  to  0.65%
Total return, lowest to highest(3)    (21.23%) TO (21.06%)             (14.23%)   (10.53%) TO  (10.32%)  (5.40%) to (5.21%)

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                              LIFESTYLE CONSERVATIVE                       LIFESTYLE GROWTH
                                                     280 TRUST                                 820 TRUST
                                      ---------------------------------------------------------------------------------
                                        YEAR ENDED          YEAR ENDED                YEAR ENDED           YEAR ENDED
                                        DEC. 31/02          DEC. 31/01                DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         220,989               17,741               87,349               91,321
Units issued                                     177,049              223,911               76,636               52,084
Units redeemed                                  (199,848)             (20,663)             (70,801)             (56,056)
                                      ---------------------------------------------------------------------------------
Units, end of year                               198,190              220,989               93,184               87,349
                                      =================================================================================

Unit value, end of year               $  13.97 - $ 17.22   $  13.81 - $ 16.98  $   9.73 - $  12.66   $  11.62 - $ 15.11

Net assets, end of year               $        3,398,476   $        3,748,192  $         1,173,670   $        1,316,120

Investment income ratio(1)                          3.26%                1.32%                2.04%                5.20%
Expense ratio, lowest to highest(2)        0.45% TO 0.65%       0.55% to 0.65%    0.45%  TO   0.65%     0.45%  to  0.65%
Total return, lowest to highest(3)         1.06% TO 1.26%       2.56% to 2.66%  (16.39%) TO (16.22%)   (9.63%) to (9.44%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          SUB-ACCOUNT
                                      -----------------------------------------------------------------------------------
                                                LIFESTYLE MODERATE
                                                     460 TRUST                              MID CAP GROWTH TRUST
                                      -----------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED          PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02          DEC. 31/01*
                                      -----------------------------------------------------------------------------------
Units, beginning of year                          53,694               19,785                 17,665                    -
Units issued                                      41,924               90,551                 70,688               18,040
Units redeemed                                   (37,409)             (56,642)               (40,632)                (375)
                                      -----------------------------------------------------------------------------------
Units, end of year                                58,209               53,694                 47,721               17,665
                                      ===================================================================================

Unit value, end of year               $  12.39 - $ 15.71   $  12.98 - $ 16.41    $   7.21 - $   7.24   $            10.42

Net assets, end of year               $          904,445   $          817,107    $           344,830   $          184,149

Investment income ratio(1)                          2.98%                6.33%                  0.00%                0.00%
Expense ratio, lowest to highest(2)      0.45%  TO  0.65%     0.55%  to  0.65%      0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)      (4.66%) TO (4.47%)   (1.74%) to (1.63%)   (30.83%) TO (30.69%)             (16.61%)

                                                                         SUB-ACCOUNT
                                     ------------------------------------------------------------------------------------
                                                                                                  MID CAP
                                                MID CAP INDEX TRUST                         OPPORTUNITIES TRUST
                                     ------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED          PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02          DEC. 31/01*
                                     ------------------------------------------------------------------------------------
Units, beginning of year                          80,845               18,407                    564                    -
Units issued                                     140,757               94,158                 67,154                1,152
Units redeemed                                   (70,462)             (31,720)               (57,899)                (588)
                                     ------------------------------------------------------------------------------------
Units, end of year                               151,140               80,845                  9,819                  564
                                     ====================================================================================

Unit value, end of year              $   10.97 - $ 11.02   $  13.02 - $ 13.04    $   7.31 - $   7.33   $            10.54

Net assets, end of year              $         1,659,979   $        1,052,814    $            71,981   $            5,945

Investment income ratio(1)                          0.67%                1.68%                  0.00%                0.00%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%     0.55%  to  0.65%      0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (15.71%) TO (15.54%)   (2.38%) to (2.27%)   (30.67%) TO (30.54%)             (15.65%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           SUB-ACCOUNT
                                     -------------------------------------------------------------------------------------

                                                MID CAP STOCK TRUST                          MID CAP VALUE TRUST
                                     -------------------------------------------------------------------------------------
                                          YEAR ENDED             YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                          DEC. 31/02             DEC. 31/01            DEC. 31/02          DEC. 31/01*
                                     -------------------------------------------------------------------------------------
Units, beginning of year                          72,047                 31,783                10,285                    -
Units issued                                     226,721                 68,876               701,062               10,527
Units redeemed                                  (140,903)               (28,612)             (334,610)                (242)
                                     -------------------------------------------------------------------------------------
Units, end of year                               157,865                 72,047               376,737               10,285
                                     =====================================================================================

Unit value, end of year              $   8.14 - $   8.62    $   10.59 - $ 11.19   $   11.64 - $ 11.68   $            13.03

Net assets, end of year              $         1,286,585    $           762,884   $         4,392,977   $          134,052

Investment income ratio(1)                          0.00%                  0.00%                 0.00%                0.37%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%      0.55%  to   0.65%     0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (23.07%) TO (22.87%)   (11.57%) to (11.48%)  (10.68%) TO (10.51%)               4.27%

                                                                          SUB-ACCOUNT
                                      -----------------------------------------------------------------------------------

                                                MONEY MARKET TRUST                            OVERSEAS TRUST
                                      -----------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED
                                          DEC. 31/02           DEC. 31/01            DEC. 31/02            DEC. 31/01
                                      -----------------------------------------------------------------------------------
Units, beginning of year                       2,216,771            2,375,556               296,994               223,097
Units issued                                   3,641,306            2,060,563               324,701               249,901
Units redeemed                                (3,612,959)          (2,219,348)             (161,125)             (176,004)
                                      -----------------------------------------------------------------------------------
Units, end of year                             2,245,118            2,216,771               460,570               296,994
                                      ===================================================================================

Unit value, end of year               $  13.71 - $ 19.06   $  13.63 - $ 18.91   $   7.13 - $   9.24   $   9.12 - $  11.80

Net assets, end of year               $       41,461,920   $       40,817,893   $         3,693,821   $         3,057,649

Investment income ratio(1)                          1.18%                3.59%                 0.52%                 0.27%
Expense ratio, lowest to highest(2)        0.40% TO 0.65%       0.40% to 0.65%     0.45%  TO   0.65%     0.55%  to   0.65%
Total return, lowest to highest(3)         0.53% TO 0.77%       2.91% to 3.17%   (21.95%) TO (21.79%)  (21.61%) to (21.53%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------
                                               PACIFIC RIM EMERGING
                                                   MARKETS TRUST                       QUANTITATIVE EQUITY TRUST
                                     --------------------------------------------------------------------------------------
                                          YEAR ENDED             YEAR ENDED            YEAR ENDED            YEAR ENDED
                                          DEC. 31/02             DEC. 31/01            DEC. 31/02            DEC. 31/01
                                     --------------------------------------------------------------------------------------
Units, beginning of year                         569,972                595,097               707,953               718,538
Units issued                                     429,620                343,573               243,025               126,527
Units redeemed                                  (499,150)              (368,698)             (246,721)             (137,112)
                                     --------------------------------------------------------------------------------------
Units, end of year                               500,442                569,972               704,257               707,953
                                     ======================================================================================

Unit value, end of year              $   6.03 - $   7.38    $    6.94 - $  8.48   $   7.60 - $  36.67   $   10.59 - $ 51.01

Net assets, end of year              $         3,100,984    $         3,999,341   $        21,189,836   $        33,132,109

Investment income ratio(1)                          0.12%                  0.41%                 0.30%                 0.29%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%      0.55%  to   0.65%     0.45%  TO   0.65%     0.45%  to   0.65%
Total return, lowest to highest(3)    (13.09%) TO (12.92%)   (19.10%) to (19.03%)  (28.25%) TO (28.11%)  (23.45%) to (23.30%)

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------
                                               QUANTITATIVE MID CAP                           REAL ESTATE
                                                      TRUST                                 SECURITIES TRUST
                                     ----------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                          DEC. 31/02          DEC. 31/01+ *         DEC. 31/02           DEC. 31/01
                                     ----------------------------------------------------------------------------------
Units, beginning of year                               -                    -              495,247              433,589
Units issued                                       6,248                    -              458,746              197,124
Units redeemed                                    (5,209)                   -             (381,003)            (135,466)
                                     ----------------------------------------------------------------------------------
Units, end of year                                 1,039                    -              572,990              495,247
                                     ==================================================================================

Unit value, end of year              $   7.80 - $   7.83   $                -   $  16.32 - $ 41.77   $  15.99 - $ 40.88

Net assets, end of year              $             8,139   $                -   $       22,348,452   $       19,809,218

Investment income ratio(1)                          0.00%                0.00%                3.12%                3.12%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.00%       0.40% TO 0.65%       0.40% to 0.65%
Total return, lowest to highest(3)    (23.15%) TO (22.99%)               0.00%       1.92% TO 2.17%       2.48% to 2.74%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                              Separate Account Four

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------
                                               SCIENCE & TECHNOLOGY
                                                       TRUST                             SMALL CAP INDEX TRUST
                                     --------------------------------------------------------------------------------------
                                          YEAR ENDED             YEAR ENDED             YEAR ENDED           YEAR ENDED
                                          DEC. 31/02             DEC. 31/01             DEC. 31/02           DEC. 31/01
                                     --------------------------------------------------------------------------------------
Units, beginning of year                       2,589,114              1,857,203                 58,468                3,750
Units issued                                   2,806,957              2,876,612                325,076              104,968
Units redeemed                                (2,506,536)            (2,144,701)              (156,571)             (50,250)
                                     --------------------------------------------------------------------------------------
Units, end of year                             2,889,535              2,589,114                226,973               58,468
                                     ======================================================================================

Unit value, end of year              $   3.39 - $   8.94    $   5.75 - $  15.15   $    9.17 - $   9.21   $  11.75 - $ 11.77

Net assets, end of year              $        18,853,376    $        29,690,730   $          2,085,303   $          687,114

Investment income ratio(1)                          0.00%                  0.00%                  1.05%                5.76%
Expense ratio, lowest to highest(2)    0.40%  TO    0.65%      0.40%  to   0.65%      0.40%  TO   0.65%       0.55% to 0.65%
Total return, lowest to highest(3)    (41.15%) TO (41.00%)   (41.63%) to (41.49%)   (21.98%) TO (21.79%)      0.85% to 0.94%

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------
                                               SMALL COMPANY BLEND                        SMALL COMPANY VALUE
                                                     TRUST                                      TRUST
                                     ----------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                          DEC. 31/02           DEC. 31/01           DEC. 31/02           DEC. 31/01
                                     ----------------------------------------------------------------------------------
Units, beginning of year                         259,656              105,856              521,854              255,050
Units issued                                     475,065              237,942            1,822,893              529,457
Units redeemed                                  (471,860)             (84,142)          (1,149,984)            (262,653)
                                     ----------------------------------------------------------------------------------
Units, end of year                               262,861              259,656            1,194,763              521,854
                                     ==================================================================================

Unit value, end of year              $   8.07 - $   9.20   $  10.89 - $ 12.39   $  9.49 - $  14.07   $  10.15 - $ 15.03

Net assets, end of year              $         2,353,394   $        3,178,735   $       11,607,392   $        5,349,826

Investment income ratio(1)                          0.20%                0.00%                0.25%                0.18%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%     0.55%  to  0.65%     0.40%  TO  0.65%       0.40% to 0.65%
Total return, lowest to highest(3)    (26.04%) TO (25.89%)   (2.94%) to (2.84%)   (6.53%) TO (6.30%)      5.85% to 6.11%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                      ----------------------------------------------------------------------------------

                                                STRATEGIC BOND TRUST                      STRATEGIC GROWTH TRUST
                                      ----------------------------------------------------------------------------------
                                         YEAR ENDED            YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                         DEC. 31/02            DEC. 31/01            DEC. 31/02          DEC. 31/01*
                                      ----------------------------------------------------------------------------------
Units, beginning of year                         183,559               69,600                68,964                    -
Units issued                                     428,880              204,490               335,268               69,524
Units redeemed                                  (390,981)             (90,531)             (280,566)                (560)
                                      ----------------------------------------------------------------------------------
Units, end of year                               221,458              183,559               123,666               68,964
                                      ==================================================================================

Unit value, end of year               $  15.36 - $ 16.98   $  14.17 - $ 15.62   $   7.85 - $   7.88   $            10.97

Net assets, end of year               $        3,701,587   $        2,855,362   $           972,517   $          756,713

Investment income ratio(1)                          5.15%                4.49%                 0.00%                0.00%
Expense ratio, lowest to highest(2)        0.45% TO 0.65%       0.55% to 0.65%     0.40%  TO   0.65%                0.65%
Total return, lowest to highest(3)         8.25% TO 8.47%       5.55% to 5.66%   (28.50%) TO (28.33%)             (12.22%)

                                                                         SUB-ACCOUNT
                                     -------------------------------------------------------------------------------------
                                               STRATEGIC OPPORTUNITIES
                                                       TRUST                           TACTICAL ALLOCATION TRUST
                                     -------------------------------------------------------------------------------------
                                         YEAR ENDED              YEAR ENDED            YEAR ENDED           YEAR ENDED
                                         DEC. 31/02              DEC. 31/01            DEC. 31/02           DEC. 31/01
                                     -------------------------------------------------------------------------------------
Units, beginning of year                         706,044                863,681                 7,967                    -
Units issued                                     804,779                529,543                23,360               18,137
Units redeemed                                  (614,885)              (687,180)              (28,132)             (10,170)
                                     -------------------------------------------------------------------------------------
Units, end of year                               895,938                706,044                 3,195                7,967
                                     =====================================================================================

Unit value, end of year              $   6.56 - $   8.84    $   10.77 - $ 14.47   $   7.91 - $   7.94               $10.37

Net assets, end of year              $         7,208,068    $         9,806,062   $            25,278   $           82,609

Investment income ratio(1)                          0.00%                  0.51%                 0.00%                0.26%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%      0.55%  to   0.65%     0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (39.16%) TO (39.04%)   (15.81%) to (15.72%)  (23.70%) TO (23.55%)             (13.95%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     ----------------------------------------------------------------------------------
                                                TELECOMMUNICATIONS
                                                       TRUST                               TOTAL RETURN TRUST
                                     ----------------------------------------------------------------------------------
                                          YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                          DEC. 31/02          DEC. 31/01*           DEC. 31/02           DEC. 31/01
                                     ----------------------------------------------------------------------------------
Units, beginning of year                           3,294                    -            1,419,177              340,762
Units issued                                      52,249                3,323            3,545,219            1,361,346
Units redeemed                                   (32,131)                 (29)          (2,648,564)            (282,931)
                                     ----------------------------------------------------------------------------------
Units, end of year                                23,412                3,294            2,315,832            1,419,177
                                     ==================================================================================

Unit value, end of year              $   4.11 - $   4.12   $             7.90   $  15.89 - $ 15.97   $  14.60 - $ 14.65

Net assets, end of year              $            96,162   $           26,007   $       36,916,915   $       20,755,404

Investment income ratio(1)                          0.00%                0.00%                2.58%                2.22%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%                0.65%       0.40% TO 0.65%       0.40% to 0.65%
Total return, lowest to highest(3)    (48.01%) TO (47.90%)             (36.83%)      8.80% TO 9.08%       7.58% to 7.85%

                                                                         SUB-ACCOUNT
                                      ---------------------------------------------------------------------------------
                                                 TOTAL STOCK MARKET                        U.S. GOVERNMENT
                                                    INDEX TRUST                            SECURITIES TRUST
                                      ---------------------------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED              YEAR ENDED           YEAR ENDED
                                         DEC. 31/02           DEC. 31/01              DEC. 31/02           DEC. 31/01
                                      ---------------------------------------------------------------------------------
Units, beginning of year                         309,502              118,184              719,661              199,345
Units issued                                     327,720              302,834            1,334,914              694,784
Units redeemed                                  (456,015)            (111,516)            (973,108)            (174,468)
                                      ---------------------------------------------------------------------------------
Units, end of year                               181,207              309,502            1,081,467              719,661
                                      =================================================================================

Unit value, end of year               $  7.71 - $   7.74   $  9.85 - $   9.87   $  14.60 - $ 15.59   $  13.61 - $ 14.52

Net assets, end of year               $        1,397,047   $        3,050,162   $       16,062,944   $        9,992,662

Investment income ratio(1)                          0.42%                1.20%                3.29%                4.63%
Expense ratio, lowest to highest(2)     0.45%  TO   0.65%    0.55%  to   0.65%       0.40% TO 0.65%       0.45% to 0.65%
Total return, lowest to highest(3)    (21.80%) TO (21.65%) (11.99%) to (11.90%)      7.30% TO 7.56%       6.33% to 6.55%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         SUB-ACCOUNT
                                     ------------------------------------------------------------------------------------
                                                  U.S. LARGE CAP
                                                    VALUE TRUST                              UTILITIES TRUST
                                     ------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED         PERIOD ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02          DEC. 31/01*
                                     ------------------------------------------------------------------------------------
Units, beginning of year                         277,574              157,692                  5,383                    -
Units issued                                     443,269              379,250                 12,660                5,433
Units redeemed                                  (452,467)            (259,368)               (14,000)                 (50)
                                     ------------------------------------------------------------------------------------
Units, end of year                               268,376              277,574                  4,043                5,383
                                     ====================================================================================

Unit value, end of year              $   9.38 - $   9.44   $  12.61 - $ 12.66    $   7.07 - $   7.09   $             9.31

Net assets, end of year              $         2,521,529   $        3,505,205    $            28,615   $           50,102

Investment income ratio(1)                          0.36%                0.27%                  0.01%                0.73%
Expense ratio, lowest to highest(2)     0.40%  TO   0.65%     0.45%  to  0.65%      0.45%  TO   0.65%                0.65%
Total return, lowest to highest(3)    (25.67%) TO (25.49%)   (3.18%) to (2.98%)   (24.04%) TO (23.89%)             (25.55%)

                                                                         SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------

                                                    VALUE TRUST                               500 INDEX TRUST
                                     --------------------------------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED             YEAR ENDED
                                          DEC. 31/02           DEC. 31/01             DEC. 31/02             DEC. 31/01
                                     --------------------------------------------------------------------------------------
Units, beginning of year                         700,592              281,401                 94,218                 22,035
Units issued                                     622,576              639,311                688,915                 86,705
Units redeemed                                  (607,401)            (220,120)              (407,816)               (14,522)
                                     --------------------------------------------------------------------------------------
Units, end of year                               715,767              700,592                375,317                 94,218
                                     ======================================================================================

Unit value, end of year              $   11.84 - $ 13.31   $   15.42 - $17.26    $    7.54 - $  7.61    $   9.80 - $   9.85

Net assets, end of year              $         9,377,558   $       11,984,303    $         2,849,500    $           925,055

Investment income ratio(1)                          0.85%                0.53%                  0.00%                  1.51%
Expense ratio, lowest to highest(2)        0.40% TO 0.65%       0.40% to 0.65%      0.40%  TO   0.65%      0.40%  to   0.65%
Total return, lowest to highest(3)    (23.31%) TO (23.11%)      2.75% to 3.00%    (23.02%) TO (22.71%)   (12.93%) to (12.71%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

     (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

     (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

     (3) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7.   RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART C


                               OTHER INFORMATION

                            PART C. OTHER INFORMATION




Item 27. Exhibits


The following exhibits are filed as part of this Registration Statement:


      (a) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account N. - Incorporated by reference to Exhibit A(1) to the pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-71312 filed January 2, 2002.



      (b)         Not Applicable



      (c)(1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").



      (c)(2) Form of broker-dealer agreement - Incorporated by reference to Exhibit A(3)(b)(i), to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001



      (d)(1) Form of Specimen Flexible Premium Variable Life Insurance Policy - Incorporated by reference to Exhibit A(5)(a) to pre-effective amendment no. 1to the registration statement on Form S-6, file number 333-100567 filed December 16, 2002.



      (e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 33-51293, filed August 28, 1998.



      (f)(1) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")



      (f)(2) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.



      (g)(1) Form of Assumption Reinsurance or Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(9)(a) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001 ("the ManUSA Initial Registration Statement")



      (h)         Not Applicable



      (i)(1) Form of Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(i),(ii), (iii), (iv), (v) and (vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



      (i)(2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

      (i)(3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



      (i)(ii) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



      (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-100597 filed December 16, 2002.



      (k) Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) - - Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-100597 filed December 16, 2002.



      (l)         Actuarial Opinion - Filed Herewith



      (m)         Calculations for Illustrations - Filed Herewith



      (n)         Consent of Ernst & Young LLP -  Filed Herewith



      (o)         Not Applicable



      (p)         Not Applicable



      (q)         Not Applicable


7. Powers of Attorney

            (i) (Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schlaybaugh) incorporated by reference to exhibit 7 to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

            (ii)  Powers of Attorney (John Ostler) incorporated by reference to exhibit 7(ii) of the initial registration statement on Form S-6, file number 333-70950, filed October 4, 2001

            (iii) Powers of Attorney (Jim Boyle, John Lyon incorporated by reference to exhibit 7(iii) of the initial registration statement on Form S-6, file number 333-70950, filed October 4, 2001

            (iv) Power of Attorney (Steven Mannik) - Incorporated by reference to exhibit 7(iv) of post-effective amendment no. 1 on Form S-6, filed number 71312


Item 28,  Directors and Officers of the Depositor



OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)



Name and Principal
Business Address                    Position with Depositor
----------------                    -----------------------
John D. DesPrez III**               Director and Chairman of the Board of Directors, President

James Boyle**                       Director
Robert A. Cook**                    Senior Vice President, U.S. Insurance; Director
Peter Copestake*                    Vice President, Finance
James D. Gallagher**                Vice President, Secretary and General Counsel
Donald Guloien*                     Executive Vice President and Chief Financial Officer
Geoffrey Guy*                       Director
John Lyon*                          Vice President and Chief Financial Officer, Investments;Director
Steven Mannik*                      Director
James O'Malley*                     Senior Vice President, U.S. Group Pension; Director
Rex Schaybaugh, Jr.*                Director
John Ostler*                        Vice President and Chief Financial Officer
Warren Thomson*                     Senior Vice President, Investments
Denis Turner*                       Vice President and Treasurer



* Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



** Principal business office is 73 Tremont Street, Boston, MA  02108



Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant




                         MANULIFE FINANCIAL CORPORATION
                          CORPORATE ORGANIZATION LIST
                            As Of December 31, 2002



                                                                                Legal          % of       Jurisdiction of
Affiliate                                                                         ID          Equity       Incorporation
------------------------------------------------------------------------------------------------------------------------------------
Manulife Financial Corporation                                                     2            100            Canada
  The Manufacturers Life Insurance Company                                         1            100            Canada
     Manulife Bank of Canada                                                      58            100            Canada
     Manulife Financial Services Inc.                                            190            100            Canada
     Manulife Securities International Ltd.                                       79            100            Canada
     Enterprise Capital Management Inc.                                                          20            Ontario
     Cantay Holdings Inc.                                                         51            100            Ontario
     FNA Financial Inc.                                                          115            100            Canada
       Elliot & Page Limited                                                     116            100            Ontario
     NAL Resources Limited                                                       117            100            Alberta
     3550435 Canada Inc.                                                         107            100            Canada
       MFC Insurance Company Limited                                             106            100            Canada
       CMG Life Insurance Company, Inc.                                          104            100            Philippines
         CMG Plans, Inc.                                                         155            100            Philippines
     Manulife Canada Ltd.                                                        157            100            Canada
     1293319 Ontario Inc.                                                        170            100            Ontario
     Manulife International Capital Corporation Limited                          135            100            Ontario
       Golf Town Canada Inc.                                                     145             43.44         Canada
       Regional Power Inc.                                                       136             80            Ontario


                                                                                Legal          % of       Jurisdiction of
Affiliate                                                                         ID          Equity       Incorporation
------------------------------------------------------------------------------------------------------------------------------------
                           Addalam Power Corporation (1).                                        50            Philippines
       VFC Inc.                                                                               27.43            Canada
       Luxell Technologies Inc.                                                                  10.24         Ontario
       Avotus Corp.                                                                              10.45         Canada
     Canaccord Holdings Ltd.                                                                     12.82         British Columbia
     3426505 Canada Inc.                                                         161            100            Canada
     First North American Insurance Company                                      111            100            Canada
     NAL Resources Management Limited                                            120            100            Canada
     Seamark Asset Management Ltd.                                               118             35.01         Canada
     Resolute Energy Inc.                                                                        11.74         Alberta
     Micro Optics Design Corporation                                                             17.69         Nevada
     Innova LifeSciences Corporation                                                             14.03         Ontario
     PK Liquidating Company I, LLC                                                               18.66         Delaware
     2015401 Ontario Inc.                                                                       100            Ontario
     2015500 Ontario Inc.                                                                       100            Ontario
     PK Liquidating Company II, LLC                                                              18            Delaware
     Cavalier Cable, Inc.(2)                                                                     78            Delaware
     The Manufacturers Investment Corporation                                     87            100            Michigan
       Manulife Reinsurance Limited                                               67            100            Bermuda
       The Manufacturers Life Insurance Company (U.S.A.)                          19            100            Michigan
         Ironside Venture Partners II LLC                                        197            100            Delaware
         ESLS Investment Limited, LLC                                            167             25            Ohio
         The Manufacturers Life Insurance Company of America                      17            100            Michigan
         Manulife Financial Securities LLC                                         5            100            Delaware
         ManuLife Service Corporation                                              7            100            Colorado
         Aegis Analytic Corporation                                                              15.41         Delaware
         Manulife Property Management of Washington, D.C., Inc.                                 100            Wash., D.C.
         Ennal, Inc.                                                             124            100            Ohio
         Dover Leasing Investments, LLC                                          139             99            Delaware
         Manufacturers Securities Services, LLC                                   97             60(3)         Delaware
         The Manufacturers Life Insurance Company of New York                     94            100            New York
         Ironside Venture Partners I LLC                                         196            100            Delaware
           NewRiver Investor Communications Inc.                                                 11.97         Delaware
           MCC Asset Management, Inc.                                            186            100            Delaware
         MFC Global Investment Management (U.S.A.) Limited                         6            100            Colorado
         Manulife Leasing Co., LLC                                                               80            Delaware
         Flex Holding, LLC                                                                       27.7          Delaware
           Flex Leasing I, LLC                                                                   99.99         Delaware
         Flex Leasing II, LLC                                                                    19.6          Delaware
         Polymerix Corporation                                                                   18.7          Delaware
         TissueInformatics Inc.                                                                  14.71         Delaware
     MFC Global Fund Management (Europe) Limited                                  64            100            U.K.
       MFC Global Investment Management (Europe) Limited                                        100            U.K.
     WT (SW) Properties Ltd.                                                      82            100            U.K.
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                        138            100            Germany
     Manulife International Holdings Limited                                     152            100            Bermuda

                                                                                Legal          % of       Jurisdiction of
Affiliate                                                                         ID          Equity       Incorporation
------------------------------------------------------------------------------------------------------------------------------------
       Manulife Provident Funds Trust Company Limited                            163            100            Hong Kong
       Manulife Funds Direct (Barbados) Limited                                   78            100            Barbados
         P.T. Manulife Aset Manajemen Indonesia                                                  55            Indonesia
         Manulife Asset Management (Hong Kong) Limited                                          100            Hong Kong
       Manulife (International) Limited                                           28            100            Bermuda
         The Manufacturers (Pacific Asia) Insurance Company Limited               61            100            Hong Kong
                      Manulife Consultants Limited                                              100            Hong Kong
                      Manulife Financial Shareholdings Limited                                  100            Hong Kong
         Manulife Financial Management Limited                                                  100            Hong Kong
         Manulife Financial Group Limited                                                       100            Hong Kong
         Manulife Financial Investment Limited                                                  100            Hong Kong
         Manulife-Sinochem Life Insurance Co. Ltd.                                43             51            China
     Manulife (Vietnam) Limited                                                  188            100            Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                         164            100            Philippines
       Manulife Financial Plans, Inc.                                            187            100            Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                        42             71            Indonesia
       P.T. Buanadaya Sarana Informatika                                                        100            Indonesia
                P.T. Asuransi Jiwa Arta Mandiri Prima                                           100            Indonesia
     Manulife (Singapore) Pte. Ltd.                                               14            100            Singapore
     Manulife Holdings (Bermuda) Limited                                         147            100            Bermuda
                      Manufacturers Life Reinsurance Limited                      49            100            Barbados
         Manulife Management Services Ltd.                                       191            100            Barbados
         Manufacturers P&C Limited                                                36            100            Barbados
     Manulife European Holdings (Alberta) Limited                                146            100            Alberta
       Manulife Hungary Holdings KFT                                             149             99(4)         Hungary
     MLI Resources Inc.                                                          193            100            Alberta
       Manulife Life Insurance Company                                           180             35(5)         Japan
       Manulife Century Investments (Bermuda) Limited                            172            100            Bermuda
         Manulife Century Investments (Luxembourg) S.A.                          173            100            Luxembourg
           Manulife Century Investments (Netherlands) B.V.                       174            100            Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                        175            100            Bermuda
             Manulife Century Holdings (Netherlands) B.V.                        195            100            Netherlands
                Kyoritsu Confirm Co., Ltd.                                       179             90.9(6)       Japan
                Manulife Premium Collection Co., Ltd.                            178             57(7)         Japan
     Manulife Holdings (Hong Kong) Limited                                        15            100            Hong Kong
     Manulife (Malaysia) SDN.BHD.                                                 74            100            Malaysia
     Manulife Financial Systems (Hong Kong) Limited                               53            100            Hong Kong
     MF Leasing (Canada) Inc.                                                    169            100            Ontario
     Manulife Data Services Inc.                                                  81            100            Barbados



(1).  Inactive subsidiaries are noted in italics.
(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).
(3) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.
(4)   1% of Manulife Hungary Holdings KFT is owned by MLI Resources Inc.
(5) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
(6) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(7) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.



Item 30. Indemnification


Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv) a transaction from which the director derived an improper personal benefit; or

v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 31. Principal Underwriter



      a. Set forth below is information concerning other investment companies for which Manulife Financial Securities, LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                  Capacity in which acting
--------------------------                  ------------------------
The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account H

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account I

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account L

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account M

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account N

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account B



      b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.



* Principal business office is 73 Tremont Street, Boston, MA  02108



** Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



*** Principal business office is 680 Washington Blvd, Stamford, CT  06901



      c. None.



Item 32. Location of Accounts and Records



All books and records are maintained at 73 Tremont Street, Boston, MA 02108 and 200 Bloor Street

East, Toronto, Ontario, Canada M4W 1E5.



Item 33. Management Services



None



Item 34. Fee Representation



Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940



      The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this post-effective amendment to its Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of July, 2003.




THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)



     /s/  John D. DesPrez III
     ------------------------------------
     John D. DesPrez III, President




THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)



By:  /s/  John D. DesPrez III
     ------------------------------------
     John D. DesPrez III, President

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 30th day of July, 2003.

Signature                                              Title
---------                                              -----
/s/John D. DesPrez III                Director, Chairman and President
---------------------------           (Principal Executive Officer)
John D. DesPrez  III

*                                     Executive Vice President & Chief Financial
---------------------------           Officer (Chief Financial Officer)
John Ostler

*                                     Director
---------------------------
James Boyle

*                                     Director
---------------------------
Robert A. Cook

*                                     Director
---------------------------
James O'Malley

*                                     Director
---------------------------
Steve Mannik

*                                     Director
---------------------------
John Lyon

*                                     Director
---------------------------
Geoffrey Guy

*                                     Director
---------------------------
Rex Schlaybaugh, Jr.




*/s/  James D. Gallagher
-----------------------------
James D. Gallagher
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


Item No.      Description
     (l)      Actuarial Opinion

     (m)      Calculations for Illustrations

     (r)      Consent of Ernst & Young LLP